UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-22468

                                     Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                         Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  011-44-20-3077-6000

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2015

Item 1. Reports to Stockholders.

2

ASHMORE FUNDS

SEMI ANNUAL FINANCIAL STATEMENTS

April 30, 2015

ASHMORE FUNDS

Ashmore Investment Management (US) Corporation is the Distributor for the Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Fund’s prospectuses. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2014 to April 30, 2015

Overview

The six months to April 30, 2015 ended with all Emerging Markets (EM) asset classes delivering strong recent performance on the back of stimulus measures announced by China and the rebound in commodity prices, led by oil.

In the last quarter of 2014, global macro and global markets extended some of the strong trends established during the previous quarter some of which even accelerated. The first trend to gain momentum in Q4 was the fall in commodity prices and in oil prices in particular. The second theme driving investors’ positions was the growing divergence in economic performance between the US economy and the Eurozone/Japan. This made for a difficult environment for EM bonds and indices posted negative returns across the board: the sovereign JP Morgan EMBI Global Diversified Index was down 0.6% over the quarter, as the strong rally in treasury yields was mitigated by a 53 bps widening in spreads (72 bps for the HY Index); the corporate JP Morgan CEMBI Broad Diversified Index was down 1.2%, with spreads 83 bps wider (161 bps for the HY Index) while the local currency JP Morgan GBI-EM Global Diversified Index was down 5.4% as a 24 bps tightening in average yield was overshadowed by a 6.6% negative currency impact.

During Q1 2015, there was a large divergence in performance between the debt and equity asset classes and relative value opportunities were plentiful. The almost unanimous easing bias among the world’s central banks (Brazil stands out as the only country hiking rates) contrasts with further Federal Open Market Committee (FOMC) guidance towards increased interest rates in 2015. This divergence continued to drive the US dollar stronger, particularly against currencies hit by unexpectedly dovish central bank decisions. EM FX declined versus the US dollar, even though all EM currencies bar the BRL declined by much less than the average G7 currency as the US dollar Index moved 9% higher in the quarter. After a difficult start, the USD-denominated segment of EM fixed income performed well; the JP Morgan EMBI GD was up 2.0% as Investment Grade (IG) rose 2.5% and HY gained 1.0%, while Corporates outperformed with the JP Morgan CEMBI BD rising 2.4% (IG up 2.4% and HY up 2.3%). Local currencies continued to struggle in the strong US dollar environment with the JP Morgan GBI-EM GD down 4.0% in spite of the positive return from local bonds, which were up 2.5% in local currency terms. The JP Morgan ELMI+ Index declined 2.4%, with negative 3.7% returns from FX and positive 1.3% returns from carry.

EM fixed income assets outperformed during April 2015 with high yield (HY) bonds recovering a significant part of the poor performance posted in the second half of 2014, buoyed particularly by the ‘pull to par’ effect in countries that are perceived to be exposed to commodity prices. The JP Morgan EMBI Global Diversified Index rose 1.6% in April, with IG bonds up 0.4% and HY bonds surging 3.5%. HY sovereign spreads tightened 59 bps from 639 bps to 580 bps over US treasuries. The JP Morgan CEMBI Broad Diversified Index rose 1.7% in April, with IG up 0.8% and HY gaining 3.4%. HY corporate bond spreads tightened by 58 bps to 551 bps over US treasuries. Currencies performed better on the back of the sharp correction of the USD, with the JP Morgan ELMI+ Index up 3.1% and the JP Morgan GBI-EM Global Diversified Index up 2.9%.

Portfolio Overview

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (that is, trade between EM countries as opposed to trade with developed markets) has resulted in a material structural change for EM corporates and has helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which thus allow us to add maximum value based on our views, research and global EM network capabilities.

Over the period, the Fund’s institutional class underperformed its benchmark. The Fund’s top contributors for the period were gains from positions in Russia, United Arab Emirates and Venezuela. The strong rally in oil prices recently has led to further gains for the Russian ruble, a move that helped to alleviate pressure on Russian credits. Ukraine, China and Czech Republic were the largest detractors from performance.

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EM corporate credit continued to perform well in April, further reducing the valuation gap with developed market credits. EM credit had reached historically cheap levels in December and January and in our opinion a correction was due. The revaluation of EM credit that started in February continued in March and April. While the valuation gap has narrowed, we believe that EM credits still have some way to go, especially in the HY part of the universe. EM HY corporates now trade at 220 bps above US HY credit while EM IG corporates trade at 60 bps above US IG. While EM IG is looking fairly priced at those levels, the spread differential in EM HY credit still looks attractive. We believe that the spread pickup and the more attractive credit fundamentals in EM will be an important driver of inflows into EM credit in 2015.

Issuance picked up in April, reaching USD 40.5bn for the month, almost double the issuance during March. Despite the increase, issuance ytd is trailing last year by 16%. The majority of the issuance in April came from Asia (64%), with Europe, Middle East and Africa (EMEA) coming second at 18%. Latin America continues to lag behind with only 16% of new issues. Latin American new issuance ytd is lagging last year by 40%. IG issuance continues to enjoy the lion’s share, with IG credits providing 92% of new supply and HY credits only 8%. We expect 2015 issuance levels to be slightly lower compared to 2014, but to remain elevated at around USD 300-320bn. We believe that Asia will most likely remain the main contributor (Asia was responsible for 53% of supply in 2014) but Eastern Europe will probably see a decline as Russia and Ukraine struggle to return to the market.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and creditworthiness.

EM currencies are not only supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, but we believe it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries. EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Over the period, the Fund’s institutional class outperformed its benchmark. The Fund’s top contributors for the period were gains from positions in Poland, Nigeria and Malaysia. Brazil, Uruguay and Chile were the largest detractors from performance.

In Poland, there has been a strong rebound in economic conditions. Despite this, the PLN is likely to suffer from the recent downturn in EUR yields, which have declined to multi-year lows within the region, pushing the EUR and its satellite currencies lower versus the USD. The growth and rates differentials with the EUR, however, suggest that the PLN has the potential to outperform against the EUR in the medium term.

In Brazil, the currency was up 6.0% in April, erasing part of the underperformance during the first quarter of the year. Foreign investor demand for Brazilian assets improved, with inflows observed in both equity and fixed income markets amidst a favourable environment for HY bonds and a potential rebound of commodity prices. Iron ore prices rebounded 6.1% during April, contributing to a small improvement in the country’s terms of trade. The political environment improved markedly after President Dilma Rousseff appointed the vice-president Michel Temer, from the main coalition party (PMDB), to be the government’s political coordinator. A better relationship with the PMDB, which already holds the majority of the seats and the leading chair of both the lower house and the senate, bodes well for the approval of the bills needed for the implementation of the government’s fiscal consolidation plan. Inflation remained under pressure with CPI reaching 8.13% in March and expectations for 2016 still around 100 bps higher than the 4.5% target. The central bank responded by hiking interest rates 50 bps to 13.25% and signalling a continuation of the cycle which has already accumulated 600 bps of rates increases.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Currency Fund

The Ashmore Emerging Markets Currency Fund (“the Fund”) seeks to achieve its objective by investing principally in derivatives and other instruments that provide investment exposure to the local currencies of EM countries. The Fund also has the flexibility to invest in debt securities issued by sovereigns and quasi-sovereigns and denominated in the local currency of the issuer.

The current environment continues to reflect the better fiscal and growth picture in EM compared to developed markets. Putting aside periods of market dislocation, when we believe positioning tends to be based to a greater extent on technical and emotional factors rather than fundamentals, the real drivers of long-term currency performance, including relative interest rates and growth, clearly favour EM. We believe that the deleveraging process across the developed world is perhaps half complete. At a sovereign level, the heavy debt burdens of developed market countries are clear – none more so than in the United States, which continually bumps up against its multi-trillion dollar debt ceiling. In our view, a basket of EM currencies not only provides superior diversification, but also allows us to invest in currencies that we consider to be best positioned to benefit from positive domestic and regional trends.

Over the period, the Fund’s institutional class outperformed its benchmark. The best performing EM currencies over the period were the Russian ruble, Czech koruna and Colombian peso. The Brazilian real, Uruguayan peso and Chilean peso were the largest detractors from performance.

The JP Morgan ELMI+ Index rose 3.1% in April, aided by poor economic data in the US which is likely to postpone the inception of the Fed fund rates hiking cycle. Continuous monetary stimulus in China supporting commodity prices also provided a strong platform for high yielding bonds from commodity exporters. The ELMI+ Eastern Europe Index outperformed, rising 7.4% led by a 14.2% rebound by the Russian Index and also lifted by a strong rebound of eastern European currencies. The low-beta ELMI+ Asia Index underperformed, rising 1.6% on the back of poor performance from Thailand and India. The best performing currencies were the RUB, COP and BRL, up 12.8%, 9.1% and 6.0% respectively, whereas the TRY, INR and THB underperformed, declining 2.8%, 1.5% and 1.4% respectively. The off-benchmark UYU declined 2.4%, lagging the rebound of the BRL.

The RUB was the best performing currency in EM for the quarter to 30 April, boosted by the strong performance of oil as Brent contracts rose 21%. Furthermore, the continuing ceasefire in eastern Ukraine, and a combination of local and foreign investor demand for Russian assets, also contributed to the strong RUB performance. Economic data continued to deteriorate as expected, with the unemployment rate in Russia inching up to 5.9% and CPI inflation reaching 16.9% year on year. The strong performance of the RUB allowed for a decline in inflation expectations, sanctioning the central bank’s 150 bps policy rate cut to 12.5%. Local currency RUB bonds exited the JP Morgan GBI-EM IG sub-Index in the 30 April rebalance.

Ashmore Emerging Markets Debt Fund

The Ashmore Emerging Markets Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of EM countries, which may be denominated in any currency, including the local currency of the issuer. The Fund typically invests at least 50% of its net assets in debt instruments of sovereign or quasi-sovereign issuers denominated in hard currencies (that is, the US dollar or any currency of a nation in the G7).

Over the period, the Fund’s institutional class underperformed its benchmark. Among the Fund’s best performing positions were Mexico, Hungary and Belarus. Ukraine, Brazil and Venezuela were the main detractors from performance.

The sovereign external debt market posted strong performance in April and rose by 1.69%. Index spreads finished 29 bps lower at 340 bps. The IG sub-Index underperformed, rising 0.39% as spreads tightened by 14 bps but 10 year US Treasury yields widened 11 bps. The HY sub-Index posted a strong return of 3.49% as HY sovereign spreads tightened 59 bps to 580 bps. Venezuela led the Index, rising 26.6%, Ukraine gained 21.1% and Ecuador rose 10.3%. In the IG space Kazakhstan, Azerbaijan and Brazil were the best performing markets, returning 8.4%, 5.2% and 2.1% respectively. The underperforming countries were Morocco, Uruguay and Lithuania, down 1.9%, 1.1% and 0.7% respectively. Russia exited the IG Index at the end of March and has been performing strongly since. The Russian Index rose 2.7% in April.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

In Mexico, over the long term we expect a stronger MXN based on stable macro-economic performance and long-term benefits (investments, productivity and growth) resulting from the recent wave of structural reforms. More recently, the poor performance of the US economy and relatively weak data in the Mexican economy have undermined the MXN position. We believe the MXN is likely to outperform other EM currencies but it will not totally decouple from the asset class. Ukrainian sovereign (and especially quasi-sovereign) bonds were standout performers in April. The rally was driven by positive developments surrounding the debt restructuring negotiations for Ukreximbank, where creditors were offered attractive terms (higher coupon and no principal haircut) to agree to a temporary extension of the maturity of bonds due last month. Investors are hopeful that a similar template could be achieved in the restructuring of the sovereign debt and have been pricing a lower probability of principal default, pushing prices sharply higher. Brazil Index spreads tightened 34 bps in April, helped by the significant rebound of the BRL over the month, but also by the release of audited and non-qualified financial statements by Petrobras. The results announcement was well received and removed the risk of technical default associated with some of the oil giant’s bond covenants, which also reduces the risk of imminent credit rating downgrade by the main rating agencies.

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class underperformed its benchmark. Local currency was the main contributor to relative performance with corporate debt as the largest detractor. Among the Fund’s best performing positions were Venezuela, United Arab Emirates and Turkey. Ukraine, Brazil and Argentina were the main detractors from performance.

Recently, Venezuelan bonds have rallied sharply in sympathy with high Brent and Venezuela crude oil prices. The long-end of the curve outperformed the front-end as global investors chased the rally. Despite the lack of FX and other economic reforms, ability to pay is improving as the government takes measures to improve its US dollar liquidity position, including swapping gold to USD, selling Petrocaribe receivables and borrowing money from PDVSA’s subsidiaries such as CITGO. In the short term, we believe the markets will trade the positive of the opposition will take power of the assembly later this year. In Argentina, the economy continues to deteriorate with industrial production contracting by 2.1% year on year in January. Official inflation numbers reported a 20.9% year on year increase in January; a strong divergence from the CPI of the City of Buenos Aires, which was reported by INDEC to have declined from 38.1% to 34.2%. Attention is focused on presidential elections in October and the ability of the country to finance its US dollar needs until then. Allegations brought against Cristina Kirchner by Alberto Nisman were dismissed. The prosecutor died mysteriously in his apartment one day before congressional hearings when the case was due to be heard.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

EM equities finished the six months ended April 30, 2015 on a positive note, with the MSCI EM Net Index up 3.9%. While general investor sentiment remains weak, it improved somewhat during the latter part of the period with the Index up almost 10% for the three months ended April 30, 2015.

Top performing countries included China, which gained almost 30% during the period. Chinese stocks have responded positively to successive rate cuts as the government seeks to stimulate growth as well as improve liquidity in the financial markets. Both the H and A share markets (Hong Kong and Shanghai) saw strong performance during the period. Also leading market returns were Hungary (23%), Philippines (8%) and Taiwan (7%). In contrast, Greece suffered (-35%) as developments around its debt repayments weighed on markets, as did Colombia (-25%) and Brazil (-15%). Despite posting a positive April return of 17%, Brazil, the fallen angel amongst the BRICS (alongside Russia) continued to struggle during the period through the fallout of the Petrobras scandal. At the sector level, Information Technology (+9%), Financials (+8%) and Industrials (+7%) topped returns, while Energy (-5%), Utilities (-2%) and Consumer Staples (-2%) declined overall.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The Fund lagged its benchmark for the period, with country allocation adding value and stock selection underperforming. On a country basis, the portfolio’s overweight in China added by far the most value. We see continued progress on reform and stimulus, and compelling valuations even after the sharp rally in early April. Our holdings in China are focused on financials and cyclical recovery stories. Also adding value was our lack of exposure in Malaysia and underweight in Mexico. Detracting most over the period was our exposure in Russia and non-Index exposure in Argentina.

In terms of security selection, our holdings in India and Indonesia added the most value. The portfolio is overweight in India, where reform momentum is positive, and Indonesia, where lower energy prices have allowed for the removal of energy subsidies and reduced interest rates, and President Jokowi is pursuing market friendly policies. Contributing in India were Axis Bank, and Adani Ports and Special Economic Zone. Positions in South Korea and Brazil detracted from performance. In the former, our exposure to LG Display detracted most as did our lack of exposure to Samsung Electronics. We believe that selected IT names will benefit from; increased discretionary income, as consumers save on energy costs; and growing demand for tech products, as technology becomes embedded in a growing array of goods and services. Although LG Display underperformed during the period, we have confidence in its earnings outlook long term. Cosan, an energy holding in Brazil, underperformed as the market reacted negatively to the re-election of President Dilma Rousseff, the drop in oil prices and currency weakness in Brazil.

Although EM remains an unpopular asset class, we believe sentiment may be turning. With compelling valuations relative to the rest of the world, economies poised for a cyclical recovery, and risk premiums falling, EM equities are showing signs of life. Although aggregate valuations are mid-range, the dispersion amongst markets is very high. South Africa, Mexico, and Southeast Asia look overpriced, while North Asia, Russia, Brazil and Turkey look relatively cheap. In addition, weak EM currencies are stabilising or in some cases strengthening after sharp corrections against the USD. Although rising US interest rates pose some risk to the asset class, we believe that; low inflation will allow rates to remain low in EM, improving fiscal and current account deficits will mitigate the impact of outflows, and cyclical recoveries as we move into 2016 will translate into an improved earnings environment.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

EM small-cap stocks were up during the six month period ended April 30, 2015, with the MSCI EM Small Cap Index (Net) gaining 8.1%. Double digit returns in the top performing markets of China (+29%), Korea (+20%) and Taiwan (+11%) helped, although declines in Brazil (-29%), Egypt (-22%) and Colombia (-16%) were among the laggards. The strong US dollar also influenced market performance. With the noticeable exceptions of the Russian ruble, Chinese renminbi, Taiwan dollar and Middle Eastern currencies, EM currencies weakened across the board, increasing optimism on export growth while inflation levels remain low. The strong Chinese currency reflects the government’s pursuit of a strong RMB policy, aimed at attracting inflows and preventing an increased burden in the USD borrowings at the state-owned enterprise level. With extraordinary FX reserve levels, the government maintains its ability to determine currency levels. At the sector level, Health Care (+17%), Information Technology (+13%) and Materials (+13%) led gains, while Energy (-16%) was the sole underperformer.

The Fund performed in line with its benchmark (the MSCI EM Small Cap Net) with country allocation adding the most value and stock selection underperforming. On a country basis, the Fund’s allocation to China, and a lack of exposure to Malaysia, South Africa and Thailand added the most value, while the overweight in Brazil and underweight in South Korea detracted most. On a security selection basis, the holdings in India and Indonesia were the top performers, with the exposures in Brazil and Mexico losing most ground. PI Industries, which manufactures crop protection products in India as well as exporting R&D services and custom manufacturing for global agrichemicals players, led returns for the India portfolio. We have since exited from the name as we believe valuations became stretched. Overall, our holdings in China added the most value led by Noah Holdings (asset manager), Sunac China Holdings (real estate) and Shenzhen Investment (financials). In Brazil, the ongoing corruption scandal at Petrobas and general decline in economic activity plagued the market during this period. In the end, we believe the corruption scandal, which has spread well beyond Petrobras itself, may lead to improved corporate governance more broadly in the market. The portfolio’s exposure is primarily to

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Brazilian multinationals with operations in Mexico and the US, which should benefit from stronger US demand. Nevertheless, those companies (Tupy and Iochpe Maxion), which are auto parts manufacturers, have been sold down with the Brazilian market. We believe that earnings should drive a price recovery and that both companies will do well over time, as they are globally competitive. Tereos, a sugar/ethanol company suffered as investors feared that ethanol prices would come under pressure as international gas and oil prices fell. However, the government confirmed in January that domestic energy prices would remain stable in spite of a drop in international prices.

The portfolio’s largest country active weight remains in China. We are focused on financials (mainly asset management and brokers) and cyclicals (consumer discretionary and IT names).

Since the end of Q4 2014, we have added to Taiwanese technology companies. We view the Taiwanese currency as relatively stable and the technology component manufacturers in the Fund as beneficiaries of a stronger USD, if US consumer demand for imports grows Taiwanese manufacturers should be competitive. We also believe that low energy prices should lead to increased consumer spending on tech devices and that increasing usage of these in cars and other goods will stimulate demand in coming years. We also find tech companies selling at compelling valuations with high dividend yields, especially in Taiwan, as investors have expressed short-term views in stock selection.

We took some profits in India following the strong run in Q4 2014, and remain underweight there. Our largest active weight is in financials, which we believe will be early beneficiaries of lower rates and a pickup in industrial activity. We believe the economy is on a positive growth trajectory with anticipated pickup in government spending and lower interest rates, which should support industrial investment and consumer demand. We have added exposure to industrials, consumer discretionary and interest rate sensitive names as a result.

We continue to invest where we see the best opportunities over the medium and long term based on a careful assessment of the investment opportunity, including valuations and business models. Although we are carefully positioned in markets benefitting from a strengthening USD and/or with strong currencies, we are also focused on the sharp deterioration in energy and USD sensitive markets in the past six months and have selectively added to oversold opportunities. Many companies are trading at trough levels seen in 2009. Although the market conditions differ today – for example many countries had resources to stimulate their economies in 2009 – valuation low points have again been reached in certain stocks and careful review is required to identify those that represent the best investment opportunities.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Frontier Markets gave back some of their gains from the prior period, ending the reporting period down 7.9%. Markets such as Kenya (+11%), a beneficiary of lower oil prices, Argentina (+10%) and Pakistan (+5%) topped returns, while declines in Ukraine (-33%), Serbia (-28%) and Kazakhstan (-27%) were notable.

The Fund outperformed its benchmark during the period. Stock selection added value but country allocation detracted. The lack of exposure in a declining Ukraine added the most value on an overall basis. Also adding overall was our allocation in Pakistan. We have been adding exposure to Pakistan, our top allocation, which is a beneficiary of lower oil prices and a recipient of increasing foreign direct investment (FDI) flows and which has been enjoying an improving economic environment with GDP growth expected at 4.5% in 2016. Our exposure is mostly in cement companies (Maple Leaf and DG Khan) as well as in the fertilizer business, Engro Corp. Also adding value was exposure in Kuwait. We have increased our underweight here as, despite having a strong fiscal buffer, policy makers in the country tend to favour pro-cyclical adjustments. The outlook appears to be heading toward unnecessary austerity, further exacerbating economic headwinds.

The Fund’s exposure to Philippines detracted the most from performance. The country is a beneficiary of lower oil prices and the reduced pressure on government finances and current accounts should be key if investors start to worry about the impact of investment flows on vulnerable currencies once US interest rates begin to rise.

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Valuations remain elevated for the Philippines when viewed at a high level, so aggregate returns for the market risk look disappointing if value investors become sufficiently confident to move funds into areas harder hit by the sharp oil price declines. We hold predominantly consumer-related names, including real estate companies Belle Corp, Century Properties, and Melco Crown Philippines Resorts. Belle and Melco Crown, for example, continue to tap into the growing tourist arrivals from mainland China.

We maintain overweight exposures to Pakistan, Philippines, Indonesia and United Arab Emirates, while our underweight positions include Nigeria and Kuwait which are based on relative valuations.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (“the Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of EM countries denominated exclusively in hard currencies (that is, the US dollar or any currency of a nation in the G7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark. The Fund’s top contributors for the period were gains from positions in Venezuela, Russia and South Korea. China, Nigeria and Ukraine were the worst detractors from performance.

After a good first quarter, the second quarter started with a strong rally in all riskier assets. April was a particularly good month for EM credit, with spreads in the JP Morgan CEMBI BD Index tightening by 32 bps, and high yield (HY) credits tightening by significantly more (71 bps). Short duration bonds performed well in the month, but slightly underperformed the broader Index. The JP Morgan CEMBI BD 1-3 year Index finished the month up 1.30%, compared to the broad Index return of 1.71%. The Fund performed better than the Index, outperforming both the short maturity and broad indices. US Treasury yields started to widen in April, in line with the overall return in risk appetite. The US yield curve steepened during the month with 5 year rates widening by 5 bps, 10 year rates widening 11 bps and 30 year rates widening 20 bps. Despite the move in US treasuries, the spread compression was so significant that long dated bonds still outperformed. Riskier assets were in demand as the strong technical position and attractive valuations attracted an increasing number of investors back to the asset class. EM HY credit was the star performer in April, with significant spread tightening across most HY credits.

Recently, Venezuela has been the strongest contributor with PDVSA bonds trading higher, on the back of stronger oil prices and better local political dynamics at home. Nigerian credits were recently affected by weaker oil prices, especially credits in the oil exploration and production sector.

We expect the recovery in EM credit markets to continue but at a slower pace over the next few months. We believe there are favourable conditions for more moderate spread tightening and a potential steepening of the US yield curve, which would help short duration bonds to outperform the broad Index.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from November 1, 2014 or the inception date (if later), through April 30, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Corporate Debt Fund Institutional Class[1]	0.12%	1.56%	4.65%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (load-waived)[1]	0.14%	1.35%	4.38%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (unadjusted)[1,2]	-3.86%	-2.70%	3.42%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (load-waived)[1]	-0.31%	0.56%	3.61%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (unadjusted)[1,2]	-1.25%	-0.37%	3.61%
JP Morgan CEMBI BD[3]	1.92%	5.47%	5.79%

Cumulative Returns Through April 30, 2015 (% of NAV)

1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Fund
Benchmark
Index[3]
$ 1,280,598
Institutional Class
$ 1,221,020
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14

Top 5 country exposures (% of NAV)	
Russia	15.5%
China	8.7%
Mexico	7.2%
United Arab Emirates	6.6%
Ukraine	6.1%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US044825049
CUSIP: 044820504
BLOOMBERG: EMCIX US
TICKER: EMCIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448206039
CUSIP: 044820603
BLOOMBERG: ECDAX US
TICKER: ECDAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448207029
CUSIP: 044820702
BLOOMBERG: ECDCX US
TICKER: ECDCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2]Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3]The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$1,001.20	$1,001.40	$996.90	$1,018.99	$1,017.65	$1,013.98
Expense Ratio	1.17%	1.44%	2.18%	1.17%	1.44%	2.18%
Expenses Paid*	$5.81	$7.15	$10.79	$5.86	$7.20	$10.89

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Local Currency Bond Fund Institutional Class[1]	-8.20%	-8.77%	-0.76%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (load-waived)[1]	-8.43%	-9.11%	-1.02%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (unadjusted)[1,2]	-12.10%	-12.75%	-1.94%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (load-waived)[1]	-8.68%	-9.81%	-1.78%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (unadjusted)[1,2]	-9.58%	-10.68%	-1.78%
JP Morgan GBI-EM GD[3]	-8.24%	-9.35%	-0.23%

Cumulative Returns Through April 30, 2015 (% of NAV)

Fund
Benchmark
Index[3]
$ 989,828
Institutional Class
$ 966,970
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14

Top 5 country exposures (% of NAV)	
Brazil	13.2%
South Africa	12.0%
Mexico	11.0%
Malaysia	10.2%
Poland	10.2%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448202079
CUSIP: 044820207
BLOOMBERG: ELBIX US
TICKER: ELBIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208761
CUSIP: 044820876
BLOOMBERG: ELBAX US
TICKER: ELBAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208688
CUSIP: 044820868
BLOOMBERG: ELBCX US
TICKER: ELBCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2]Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3]The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$918.00	$915.70	$913.20	$1,019.98	$1,018.65	$1,014.93
Expense Ratio	0.97%	1.24%	1.99%	0.97%	1.24%	1.99%
Expenses Paid*	$4.61	$5.89	$9.44	$4.86	$6.21	$9.94

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Currency Fund*

Ashmore Emerging Markets Currency Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in derivatives and other instruments that provide investment exposure to local currencies of Emerging Market countries. The Fund may also invest in debt instruments of any maturity issued by sovereigns and quasi-sovereigns and denominated in the local currency of the issuer. *Effective 10/1/2013, the Fund broadened its principal investment strategies to permit the Fund to invest a greater percentage of the Fund's assets in debt securities, including those with longer maturities. The performance shown below for the period prior to that date was achieved using the Fund's previous principal investment strategies.*

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Currency Fund Institutional Class[1]	-3.71%	-6.10%	-1.39%
Ashmore Emerging Markets Currency Fund Retail Class A (load-waived)[1]	-3.82%	-6.35%	-1.69%
Ashmore Emerging Markets Currency Fund Retail Class A (unadjusted)[1,2]	-7.67%	-10.09%	-2.60%
Ashmore Emerging Markets Currency Fund Retail Class C (load-waived)[1]	-4.19%	-7.12%	-2.43%
Ashmore Emerging Markets Currency Fund Retail Class C (unadjusted)[1,2]	-5.15%	-8.05%	-2.43%
JP Morgan ELMI+[3]	-4.34%	-7.13%	-1.22%

Cumulative Returns Through April 30, 2015 (% of NAV)

Fund
Benchmark
Index[3]
$ 947,658
Institutional Class
$ 940,430
1,100
1,050
1,000
950
900
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14

Top 5 country exposures (% of NAV)	
South Korea	10.3%
China	10.2%
Russia	9.3%
Brazil	9.1%
Mexico	8.4%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448201089
CUSIP: 044820108
BLOOMBERG: ECYIX US
TICKER: ECYIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208019
CUSIP: 044820801
BLOOMBERG: ECYAX US
TICKER: ECYAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208845
CUSIP: 044820884
BLOOMBERG: ECYCX US
TICKER: ECYCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the JP Morgan Emerging Local Markets Index Plus.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$962.90	$961.80	$958.10	$1,020.48	$1,019.14	$1,015.42
Expense Ratio	0.87%	1.14%	1.89%	0.87%	1.14%	1.89%
Expenses Paid**	$4.23	$5.55	$9.18	$4.36	$5.71	$9.44

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Debt Fund*

The Ashmore Emerging Markets Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. **Effective 2/28/2014, the Fund broadened its principal investment strategies to permit the Fund to invest in debt instruments of corporate issuers. The performance shown below for periods prior to that date was achieved using the Fund's previous principal investment strategies.*

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Debt Fund Institutional Class[1]	-0.82%	3.46%	5.11%
Ashmore Emerging Markets Debt Fund Retail Class A (load-waived)[1]	-0.98%	3.43%	4.92%
Ashmore Emerging Markets Debt Fund Retail Class A (unadjusted)[1,2]	-4.94%	-0.70%	3.95%
Ashmore Emerging Markets Debt Fund Retail Class C (load-waived)[1]	-1.25%	2.38%	4.05%
Ashmore Emerging Markets Debt Fund Retail Class C (unadjusted)[1,2]	-2.21%	1.41%	4.05%
JP Morgan EMBI GD[3]	1.37%	6.06%	6.51%

Cumulative Returns Through April 30, 2015 (% of NAV)

1,350
1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Fund
Benchmark
Index3
$ 1,319,418
Institutional Class
$ 1,244,560
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14

Top 5 country exposures (% of NAV)	
Brazil	11.1%
Mexico	7.6%
Venezuela	6.6%
Indonesia	4.7%
Ukraine	4.7%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448203069
CUSIP: 044820306
BLOOMBERG: ESDIX US
TICKER: ESDIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208506
CUSIP: 044820850
BLOOMBERG: ESDAX US
TICKER: ESDAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208431
CUSIP: 044820843
BLOOMBERG: ESDCX US
TICKER: ESDCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$991.80	$990.20	$987.50	$1,020.23	$1,018.84	$1,015.17
Expense Ratio	0.92%	1.20%	1.94%	0.92%	1.20%	1.94%
Expenses Paid**	$4.54	$5.92	$9.56	$4.61	$6.01	$9.69

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Total Return Fund

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Total Return Fund Institutional Class[1]	-2.84%	-2.10%	2.08%
Ashmore Emerging Markets Total Return Fund Retail Class A (load-waived)[1]	-2.93%	-2.35%	1.82%
Ashmore Emerging Markets Total Return Fund Retail Class A (unadjusted)[1,2]	-6.81%	-6.25%	0.88%
Ashmore Emerging Markets Total Return Fund Retail Class C (load-waived)[1]	-3.40%	-3.08%	1.07%
Ashmore Emerging Markets Total Return Fund Retail Class C (unadjusted)[1,2]	-4.34%	-4.00%	1.07%
50/25/25 Composite Benchmark[3]	-2.50%	-1.29%	2.90%

Cumulative Returns Through April 30, 2015 (% of NAV)

Fund
Benchmark
Index[3]
$ 1,133,875
Institutional Class
$ 1,094,490
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14

Top 5 country exposures (% of NAV)	
Russia	8.7%
Brazil	8.4%
Mexico	7.5%
Colombia	6.4%
China	6.1%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448204059
CUSIP: 044820405
BLOOMBERG: EMKIX US
TICKER: EMKIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208357
CUSIP: 044820835
BLOOMBERG: EMKAX US
TICKER: EMKAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208274
CUSIP: 044820827
BLOOMBERG: EMKCX US
TICKER: EMKCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$971.60	$970.70	$966.00	$1,019.74	$1,018.35	$1,014.68
Expense Ratio	1.02%	1.30%	2.04%	1.02%	1.30%	2.04%
Expenses Paid*	$4.99	$6.35	$9.94	$5.11	$6.51	$10.19

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Equity Fund Institutional Class[1]	1.05%	2.58%	-1.85%
Ashmore Emerging Markets Equity Fund Retail Class A (load-waived)[1]	0.90%	2.36%	-2.15%
Ashmore Emerging Markets Equity Fund Retail Class A (unadjusted)[1,2]	-4.40%	-3.01%	-3.51%
Ashmore Emerging Markets Equity Fund Retail Class C (load-waived)[1]	0.41%	1.50%	-2.86%
Ashmore Emerging Markets Equity Fund Retail Class C (unadjusted)[1,2]	-0.59%	0.50%	-2.86%
MSCI EM NET[3]	3.92%	7.80%	0.79%

Cumulative Returns Through April 30, 2015 (% of NAV)

Fund
Benchmark
Index[3]
$ 1,030,780
Institutional Class
$ 930,310
1,100
1,050
1,000
950
900
850
800
750
700
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14

Top 5 country exposures (% of NAV)	
China	37.0%
Taiwan	14.6%
South Korea	13.3%
Brazil	9.4%
India	7.8%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: June 22, 2011
Minimum initial investment: $1,000,000
ISIN: US0448208191
CUSIP: 044820819
BLOOMBERG: EMFIX US
TICKER: EMFIX

RETAIL CLASS A
Launch date: February 27, 2012
Minimum initial investment: $1,000
ISIN: US0448207771
CUSIP: 044820777
BLOOMBERG: EMEAX US
TICKER: EMEAX

RETAIL CLASS C
Launch date: August 24, 2012
Minimum initial investment: $1,000
ISIN: US0448207698
CUSIP: 044820769
BLOOMBERG: EMECX US
TICKER: EMECX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund's Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$1,010.50	$1,009.00	$1,004.10	$1,018.99	$1,017.65	$1,013.93
Expense Ratio	1.17%	1.44%	2.19%	1.17%	1.44%	2.19%
Expenses Paid*	$5.83	$7.17	$10.88	$5.86	$7.20	$10.94

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Small Cap Equity Fund

Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of initial investment and $3 billion or less at the time of a subsequent investment in the same issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Small-Cap Equity Fund Institutional Class[1]	8.01%	8.09%	10.34%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (load-waived)[1]	7.82%	7.81%	10.00%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (unadjusted)[1,2]	2.16%	2.15%	8.35%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (load-waived)[1]	7.43%	6.87%	9.22%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (unadjusted)[1,2]	6.43%	5.88%	9.22%
MSCI EM Small Cap NET[3]	8.07%	9.79%	10.75%

Cumulative Returns Through April 30, 2015 (% of NAV)

1,500
1,400
1,300
1,200
1,100
1,000
900
Fund
Benchmark
Index[3]
$ 1,440,477
Institutional Class
$ 1,421,310
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15

Top 5 country exposures (% of NAV)	
China	34.7%
Taiwan	22.3%
South Korea	10.6%
Brazil	5.3%
India	5.2%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: October 4, 2011
Minimum initial investment: $1,000,000
ISIN: US0448201162
CUSIP: 044820116
BLOOMBERG: ESCIX US
TICKER: ESCIX

RETAIL CLASS A
Launch date: February 1, 2012
Minimum initial investment: $1,000
ISIN: US0448207938
CUSIP: 044820793
BLOOMBERG: ESSAX US
TICKER: ESSAX

RETAIL CLASS C
Launch date: August 24, 2012
Minimum initial investment: $1,000
ISIN: US0448207854
CUSIP: 044820785
BLOOMBERG: ESSCX US
TICKER: ESSCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund's Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$1,080.10	$1,078.20	$1,074.30	$1,017.26	$1,015.97	$1,012.25
Expense Ratio	1.52%	1.78%	2.53%	1.52%	1.78%	2.53%
Expenses Paid*	$7.84	$9.17	$13.01	$7.60	$8.90	$12.62

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Frontier Equity Fund

Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Frontier Equity Fund Institutional Class	-6.38%	-2.24%	4.88%
Ashmore Emerging Markets Frontier Equity Fund Retail Class A (load-waived)[1]	-6.55%	-	4.54%
Ashmore Emerging Markets Frontier Equity Fund Retail Class A (unadjusted)[1,2]	-11.45%	-	0.80%
Ashmore Emerging Markets Frontier Equity Fund Retail Class C (load-waived)[1]	-6.89%	-	3.78%
Ashmore Emerging Markets Frontier Equity Fund Retail Class C (unadjusted)[1,2]	-7.73%	-	3.78%
MSCI Frontier Markets NET[3]	-7.94%	-5.40%	7.69%

Cumulative Returns Through April 30, 2015 (% of NAV)

Fund
Benchmark
1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Nov-13
Jan-14
Apr-14
Jun-14
Sep-14
Nov-14
Jan-15
Apr-15
Index[3]
$1,116,124
Institutional Class
$1,073,700

Top 5 country exposures (% of NAV)	
Pakistan	21.5%
Argentina	13.9%
United Arab Emirates	9.8%
Philippines	9.7%
Sri Lanka	9.0%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: November 5, 2013
Minimum initial investment: $1,000,000
ISIN: US0448207367
CUSIP: 044820736
BLOOMBERG: EFEIX US
TICKER: EFEIX

RETAIL CLASS A
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207516
CUSIP: 044820751
BLOOMBERG: EFEAX US
TICKER: EFEAX

RETAIL CLASS C
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207441
CUSIP: 044820744
BLOOMBERG: EFECX US
TICKER: EFECX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund's Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$936.20	$934.50	$931.10	$1,017.26	$1,015.92	$1,012.25
Expense Ratio	1.52%	1.79%	2.53%	1.52%	1.79%	2.53%
Expenses Paid*	$7.30	$8.59	$12.11	$7.60	$8.95	$12.62

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Short Duration Fund

Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the United States dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended April 30, 2015	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Short Duration Fund Institutional Class	1.47%	-	1.22%
Ashmore Emerging Markets Short Duration Fund Retail Class A (load-waived)[1]	1.26%	-	0.99%
Ashmore Emerging Markets Short Duration Fund Retail Class A (unadjusted)[1,2]	-2.81%	-	-3.58%
JP Morgan CEMBI BD 1-3 Year[3]	1.94%	-	2.08%

Cumulative Returns Through April 30, 2015 (% of NAV)

1,040
1,020
1,000
980
960
940
920
Fund
Benchmark
Index[3]
$1,001,359
Institutional Class
$1,012,180
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15

Top 5 country exposures (% of NAV)	
Russia	19.4%
China	16.7%
Venezuela	12.2%
Ecuador	6.3%
Kazakhstan	5.7%

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2015.

Share class information

INSTITUTIONAL CLASS
Launch date: June 24, 2014
Minimum initial investment: $1,000,000
ISIN: US0448206948
CUSIP: 044820694
BLOOMBERG: ESFIX US
TICKER: ESFIX

RETAIL CLASS A
Launch date: September 23, 2014
Minimum initial investment: $1,000
ISIN: US0448207284
CUSIP: 044820728
BLOOMBERG: ESFAX US
TICKER: ESFAX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

[1] For periods prior to the inception date of the Class A (09/23/2014), performance information shown is based on the performance of the Fund's Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A shares. [2] Unadjusted Performance accounts for a maximum sales load of 4.00% for Class A shares. [3] The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance		Hypothetical performance	
	Institutional Class	Class A	Institutional Class	Class A
Beginning Account Value (11/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2015)	$1,014.70	$1,012.60	$1,021.47	$1,020.13
Expense Ratio	0.67%	0.94%	0.67%	0.94%
Expenses Paid*	$3.35	$4.69	$3.36	$4.71

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2015 (Unaudited)

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Currency Fund
ASSETS:
Investments in securities, at value	$269,843,333	$61,941,303	$1,269,832
Investments in fully funded total return swaps, at value	—	3,606,428	—
Deposit held at broker	—	64,202	—
Cash	12,909,143	24,532,305	7,741,577
Foreign currency, at value	182,419	247,534	104,028
Due from broker for reverse repurchase agreement	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	13,089	1,880,906	374,381
Unrealized appreciation on interest rate swap contracts	—	111,629	—
Receivable for securities and currencies sold	6,264,850	495,010	3,627
Receivable for when-issued securities	—	—	—
Receivable for fund shares sold	6,752,097	65,626	—
Receivable from Investment Manager	34,488	18,430	10,235
Interest and dividends receivable	5,588,033	1,310,865	21,465
Other assets	33,609	25,467	25,071
Total Assets	301,621,061	94,299,705	9,550,216
LIABILITIES:
Reverse repurchase agreements at cost	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	1,024,344	922,017	217,429
Unrealized depreciation on centrally cleared swap contracts	—	2,802	—
Unrealized depreciation on interest rate swap contracts	—	110,151	—
Payable for variation margin on centrally cleared swap contracts	—	1,550	—
Payable for securities and currencies purchased	4,120,405	1,016,901	78,334
Payable for fund units redeemed	89,003	629,803	100,000
Distributions payable	135,412	17,592	367
Investment Manager fee payable	261,288	71,166	6,356
Trustees’ fees payable	5,819	4,687	3,144
Deferred foreign capital gains taxes payable	—	—	—
Other liabilities	63,966	67,756	59,068
Total Liabilities	5,700,237	2,844,425	464,698
Net Assets	$295,920,824	$91,455,280	$9,085,518
NET ASSETS:
Paid in capital	$328,909,565	$109,664,330	$9,826,648
Undistributed (distributions in excess of) net investment income (loss)	1,116,779	(173,195)	52,123
Accumulated net realized gain (loss)	(11,289,690)	(8,885,781)	(764,273)
Net unrealized appreciation (depreciation)	(22,815,830)	(9,150,074)	(28,980)
Net Assets	$295,920,824	$91,455,280	$9,085,518

Net Assets:
Class A	$4,214,328	$808,181	$875
Class C	1,716,540	55,986	849
Institutional Class	289,989,956	90,591,113	9,083,794

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	496,779	106,435	111
Class C	202,354	7,386	111
Institutional Class	32,859,188	11,526,120	1,154,723

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$8.48	$7.59	$7.86
Class C	8.48	7.58	7.66
Institutional Class	8.83	7.86	7.87

Cost of Investments in securities	$291,649,579	$71,732,654	$1,455,169
Cost of Investments in fully funded total return swaps	$—	$3,917,166	$—
Cost of foreign currency held	$182,076	$247,545	$104,572

See accompanying notes to the financial statements.

Ashmore Emerging Markets Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Short Duration Fund

$5,496,879	$730,641,452	$9,510,427	$49,612,316	$24,675,482	$25,917,641
—	11,046,996	—	—	—	—
—	—	—	—	—	—
189,635	30,045,714	36,415	2,238,435	142,015	34,085
2,233	1,472,300	52,681	34,747	11,688	—
206,100	—	—	—	—	—
4,644	8,025,957	—	—	—	—
—	—	—	—	—	—
4,812	55,860,163	—	31	1,174,361	650,000
—	—	—	—	34,181	—
—	6,005,815	—	2,108	—	—
9,101	54,401	18,616	30,523	14,780	16,775
90,536	14,088,295	2,909	62,342	81,159	473,280
23,740	53,898	17,080	11,794	33,444	43,526
6,027,680	857,294,991	9,638,128	51,992,296	26,167,110	27,135,307

427,770	776,196	—	—	—	—
21,695	5,200,955	—	—	—	21,954
—	—	—	—	—	—
—	247,337	—	—	—	—
—	—	—	—	—	—
1,837	61,692,450	73,555	267,824	—	643,465
—	764,672	—	661	155,959	—
1,822	292,587	—	—	—	10,111
4,029	616,757	8,822	59,049	33,810	13,922
2,776	26,180	416	1,154	—	6,879
—	—	—	—	51,225	—
56,991	169,371	67,701	107,185	44,732	50,400
516,920	69,786,505	150,494	435,873	285,726	746,731
$5,510,760	$787,508,486	$9,487,634	$51,556,423	$25,881,384	$26,388,576

$6,611,383	$909,437,108	$10,612,291	$48,992,003	$26,393,435	$27,204,433
(13,981)	648,911	(8,055)	(126,482)	99,355	22,865
(897,927)	(84,728,066)	(1,483,394)	(775,567)	(437,115)	(331,207)
(188,715)	(37,849,467)	366,792	3,466,469	(174,291)	(507,515)
$5,510,760	$787,508,486	$9,487,634	$51,556,423	$25,881,384	$26,388,576

$3,550	$2,640,488	$30,504	$268,824	$154,733	$242,038
1,176	562,975	1,068	92,062	2,523	—

5,506,034	784,305,023	9,456,062	51,195,537	25,724,128	26,146,538

422	319,647	3,282	27,972	18,145	24,744
141	68,230	102	8,996	298	—
659,564	93,549,581	1,057,032	4,234,186	2,672,273	2,720,191

$8.41	$8.26	$9.30	$9.61	$8.53	$9.78
8.37	8.25	10.48	10.23	8.46	—
8.35	8.38	8.95	12.09	9.63	9.61

$5,668,719	$769,119,934	$9,143,587	$46,145,526	$24,798,502	$26,403,318
$—	$13,028,473	$—	$—	$—	$—
$2,099	$1,468,831	$52,907	$34,878	$11,721	$—

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Six Month Period Ended April 30, 2015 (Unaudited)

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Currency Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$13,662,265	$2,284,862	$80,500
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	13,662,265	2,284,862	80,500
EXPENSES:
Investment Manager fees	1,648,563	430,360	38,481
Administration fees	28,659	9,053	905
Custody fees	24,317	42,282	7,981
Professional fees	48,596	39,073	35,644
Trustees’ fees	28,617	6,392	—
Offering expenses and registration fees	48,295	27,112	21,052
Insurance fees	6,300	3,862	5,075
Printing fees	8,388	5,806	5,744
Distribution fees - Class A	3,320	1,027	1
Distribution fees - Class C	3,920	558	4
Other	13,888	7,898	3,068
Total Expenses	1,862,863	573,423	117,955
Less expenses reimbursed by the Investment Manager	(184,171)	(132,322)	(78,563)
Net Expenses	1,678,692	441,101	39,392
Net Investment Income	11,983,573	1,843,761	41,108
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(12,042,375)	(3,440,298)	(262,866)
Forward foreign currency exchange contracts	2,275,192	39,711	196,968
Interest rate swap contracts	—	(123,314)	3,354
Foreign exchange transactions	303,580	(3,247,935)	(468,925)
Net Realized Gain (Loss)	(9,463,603)	(6,771,836)	(531,469)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of the change in deferred foreign capital gains taxes of $-, $-, $-, $-, $-, $-, $-, $51,281, $-)	(5,142,230)	(4,166,329)	(71,268)
Forward foreign currency exchange contracts	(1,164,708)	854,839	193,642
Investments in fully funded total return swaps	—	(97,603)	—
Interest rate swap contracts	—	(189,932)	—
Foreign exchange translations	33,247	17,422	806
Change in Net Unrealized Appreciation (Depreciation)	(6,273,691)	(3,581,603)	123,180
Net Realized and Unrealized Gains (Losses)	(15,737,294)	(10,353,439)	(408,289)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,753,721)	$(8,509,678)	$(367,181)
* Foreign Tax Withholdings	$114	$9,246	$203

[1]	The Fund commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Short Duration Fund[1]

$190,367	$30,402,702	$—	$—	$51,528	$917,888
—	—	46,188	254,111	367,575	—
190,367	30,402,702	46,188	254,111	419,103	917,888

23,921	4,345,962	53,095	346,430	120,419	79,965
531	86,871	923	4,616	1,603	2,461
746	165,588	38,875	93,076	16,972	2,016
35,763	76,947	33,696	35,064	33,426	31,612
—	69,195	636	3,429	530	—
22,292	88,316	21,547	25,365	22,826	55,022
5,194	—	6,095	5,609	6,164	3,969
5,745	6,386	5,746	5,761	5,744	5,580
13	5,772	36	372	134	269
6	3,670	5	387	7	—
1,102	32,776	5,860	8,014	2,244	1,081
95,313	4,881,483	166,514	528,123	210,069	181,975
(70,841)	(438,516)	(112,639)	(176,302)	(87,840)	(99,252)
24,472	4,442,967	53,875	351,821	122,229	82,723
165,895	25,959,735	(7,687)	(97,710)	296,874	835,165

(100,578)	(54,743,707)	(330,470)	(730,868)	(393,736)	(426,734)
41,215	4,277,667	6	621	—	183,736
—	(121,737)	—	—	—	—
17,486	(17,263,940)	(5,254)	(18,380)	(42,901)	(13,709)
(41,877)	(67,851,717)	(335,718)	(748,627)	(436,637)	(256,707)

(149,449)	1,937,290	390,064	4,345,111	(286,500)	(135,378)
(20,913)	3,958,810	—	—	—	(29,444)
—	810,492	—	—	—	—
—	(328,040)	—	—	—	—
1,072	269,110	(68)	2,054	187	1,112
(169,290)	6,647,662	389,996	4,347,165	(286,313)	(163,710)
(211,167)	(61,204,055)	54,278	3,598,538	(722,950)	(420,417)
$(45,272)	$(35,244,320)	$46,591	$3,500,828	$(426,076)	$414,748
$—	$22,478	$6,557	$32,126	$39,699	$35

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2015 (Unaudited) and the Fiscal Year October 31, 2014

	Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Currency Fund

	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$11,983,573	$16,880,215	$1,843,761	$3,783,934	$41,108	$95,250
Net realized gain (loss)	(9,463,603)	2,712,763	(6,771,836)	(6,099,890)	(531,469)	(1,134,286)
Net change in unrealized appreciation (depreciation)	(6,273,691)	(13,844,692)	(3,581,603)	(1,725,484)	123,180	209,917
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,753,721)	5,748,286	(8,509,678)	(4,041,440)	(367,181)	(829,119)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(110,153)	(321,596)	(15,054)	—	(3)	—
From net realized gain	(33,181)	—	—	—	—	(59)
Tax return of capital	—	—	—	(62,760)	—	(5)

Total Distributions to Class A Shareholders	(143,334)	(321,596)	(15,054)	(62,760)	(3)	(64)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(30,405)	(12,291)	(1,614)	—	(1)	—
From net realized gain	(5,981)	—	—	—	—	(60)
Tax return of capital	—	—	—	(5,740)	—	(2)

Total Distributions to Class C Shareholders	(36,386)	(12,291)	(1,614)	(5,740)	(1)	(62)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(11,780,276)	(16,331,560)	(1,762,135)	—	(41,014)	—
From net realized gain	(3,450,595)	—	—	—	—	(621,904)
Tax return of capital	—	—	—	(3,812,854)	—	(97,215)

Total Distributions to Institutional Class Shareholders	(15,230,871)	(16,331,560)	(1,762,135)	(3,812,854)	(41,014)	(719,119)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	2,570,705	(1,191,492)	478	(1,082,599)	3	63
Net increase (decrease) in net assets resulting from Class C share transactions	1,261,647	280,805	(78,257)	33,307	1	58
Net increase (decrease) in net assets resulting from Institutional Class share transactions	(55,646,754)	192,159,009	(585,307)	26,615,002	(124,859)	(24,481,009)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(51,814,402)	191,248,322	(663,086)	25,565,710	(124,855)	(24,480,888)
Total Increase (Decrease) in Net Assets	(70,978,714)	180,331,161	(10,951,567)	17,642,916	(533,054)	(26,029,252)
NET ASSETS:
Net Assets at the Beginning of the Period	366,899,538	186,568,377	102,406,847	84,763,931	9,618,572	35,647,824
Net Assets at the End of the Period	$295,920,824	$366,899,538	$91,455,280	$102,406,847	$9,085,518	$9,618,572
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$1,116,779	$1,054,040	$(173,195)	$(238,153)	$52,123	$52,033

[1]	The Fund commenced investment operations on November 5, 2013.
[2]	The Fund commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Debt Fund		Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund

2015	2014	2015	2014	2015	2014	2015	2014

$165,895	$376,748	$25,959,735	$40,120,493	$(7,687)	$91,008	$(97,710)	$63,398
(41,877)	(805,974)	(67,851,717)	(26,936,733)	(335,718)	(100,889)	(748,627)	1,762,027
(169,290)	470,741	6,647,662	(15,840,058)	389,996	(370,281)	4,347,165	(3,548,169)

(45,272)	41,515	(35,244,320)	(2,656,298)	46,591	(380,162)	3,500,828	(1,722,744)

(295)	(509)	(123,105)	(288,037)	(71)	(255)	(621)	(353)
—	(244)	—	(108,474)	—	—	(13,879)	(21,546)
—	(5)	—	(106,644)	—	—	—	—

(295)	(758)	(123,105)	(503,155)	(71)	(255)	(14,500)	(21,899)

(30)	(57)	(17,598)	(27,681)	(2)	(8)	(139)	(59)
—	(175)	—	(12,431)	—	—	(3,134)	(873)
—	(1)	—	(10,249)	—	—	—	—

(30)	(233)	(17,598)	(50,361)	(2)	(8)	(3,273)	(932)

(164,098)	(375,103)	(25,402,142)	(29,319,267)	(23,079)	(85,433)	(73,083)	(40,881)
—	(821,133)	—	(8,728,838)	—	—	(1,629,524)	(1,986,719)
—	(3,339)	—	(10,855,322)	—	—	—	—

(164,098)	(1,199,575)	(25,402,142)	(48,903,427)	(23,079)	(85,433)	(1,702,607)	(2,027,600)

(32,804)	37,063	(5,143,020)	(1,485,743)	628	2,329	(66,508)	81,303
30	232	(386,058)	115,811	2	8	12,232	68,695
140,890	(22,272,165)	(135,502,747)	369,085,194	(871,564)	943,935	512,398	22,294,208

108,116	(22,234,870)	(141,031,825)	367,715,262	(870,934)	946,272	458,122	22,444,206
(101,579)	(23,393,921)	(201,818,990)	315,602,021	(847,495)	480,414	2,238,570	18,671,031

5,612,339	29,006,260	989,327,476	673,725,455	10,335,129	9,854,715	49,317,853	30,646,822
$5,510,760	$5,612,339	$787,508,486	$989,327,476	$9,487,634	$10,335,129	$51,556,423	$49,317,853
$(13,981)	$(15,453)	$648,911	$232,021	$(8,055)	$22,784	$(126,482)	$45,071

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2015 (Unaudited) and the Fiscal Year October 31, 2014

	Ashmore Emerging Markets Frontier Equity Fund[1]		Ashmore Emerging Markets Short Duration Fund[2]

	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$296,874	$59,566	$835,165	$331,777
Net realized gain (loss)	(436,637)	763,038	(256,707)	(16,735)
Net change in unrealized appreciation (depreciation)	(286,313)	112,022	(163,710)	(343,805)
Net Increase (Decrease) in Net Assets Resulting from Operations	(426,076)	934,626	414,748	(28,763)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(1,816)	(46)	(6,971)	(1,102)
From net realized gain	—	—	(306)	—
Tax return of capital	(13,571)	—	—	—
Total Distributions to Class A Shareholders	(15,387)	(46)	(7,277)	(1,102)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(17)	(5)	—	—
From net realized gain	—	—	—	—
Tax return of capital	(86)	—	—	—
Total Distributions to Class C Shareholders	(103)	(5)	—	—

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(157,085)	(69,402)	(823,905)	(331,551)
From net realized gain	—	—	(38,007)	—
Tax return of capital	(778,573)	—	—	—
Total Distributions to Institutional Class Shareholders	(935,658)	(69,402)	(861,912)	(331,551)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	155,067	9,051	43,872	200,994
Net increase (decrease) in net assets resulting from Class C share transactions	1,662	4,459	—	—
Net increase (decrease) in net assets resulting from Institutional Class share transactions	19,811,428	6,411,678	5,323,739	21,635,828

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	19,968,157	6,425,278	5,367,611	21,836,822
Total Increase (Decrease) in Net Assets	18,590,933	7,290,451	4,913,170	21,475,406
NET ASSETS:
Net Assets at the Beginning of the Period	7,290,451	—	21,475,406	—
Net Assets at the End of the Period	$25,881,384	$7,290,451	$26,388,576	$21,475,406
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$99,355	$(38,601)	$22,865	$18,576

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

				Class A

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.94	$9.25		$9.69		$9.09		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.34	0.55	[2]	0.51	[2]	0.67	[2]	0.32	[2]
Net realized and unrealized gain (loss)	(0.35)	(0.31)		(0.35)		0.67		(0.86)

Total from investment operations	(0.01)	0.24		0.16		1.34		(0.54)

Less distributions:

From net investment income	(0.34)	(0.55)		(0.52)		(0.69)		(0.37)
From net realized gain	(0.11)	—		(0.07)		(0.05)		—
Tax return of capital	—	—		(0.01)		—		—

Total distributions	(0.45)	(0.55)		(0.60)		(0.74)		(0.37)

Net asset value at end of period	$8.48	$8.94		$9.25		$9.69		$9.09

Total return[3]	0.14%	2.53%		1.63%		15.54%		(5.44%)

Portfolio turnover rate[4]	41%	82%		49%		50%		22%

Net assets, end of period (in thousands)	$4,214	$1,704		$2,852		$485		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.56%	1.53%		1.71%		2.89%		4.36%
Total expenses after reimbursements	1.44%	1.45%		1.45%		1.45%		1.45%

Net investment income to average net assets:
Net investment income before reimbursements	8.24%	5.79%		5.15%		5.19%		4.35%
Net investment income after reimbursements	8.36%	5.87%		5.41%		6.63%		7.26%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Class C

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.95	$9.25		$9.70		$9.09		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.48	[2]	0.44	[2]	0.60	[2]	0.28	[2]
Net realized and unrealized gain (loss)	(0.33)	(0.30)		(0.36)		0.68		(0.86)

Total from investment operations	(0.05)	0.18		0.08		1.28		(0.58)

Less distributions:

From net investment income	(0.31)	(0.48)		(0.45)		(0.62)		(0.33)
From net realized gain	(0.11)	—		(0.07)		(0.05)		—
Tax return of capital	—	—		(0.01)		—		—

Total distributions	(0.42)	(0.48)		(0.53)		(0.67)		(0.33)

Net asset value at end of period	$8.48	$8.95		$9.25		$9.70		$9.09

Total return[3]	(0.31%)	1.87%		0.80%		14.78%		(5.78%)

Portfolio turnover rate[4]	41%	82%		49%		50%		22%

Net assets, end of period (in thousands)	$1,717	$421		$150		$27		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.32%	2.28%		2.46%		3.60%		5.12%
Total expenses after reimbursements	2.18%	2.20%		2.20%		2.20%		2.20%

Net investment income to average net assets:
Net investment income before reimbursements	7.66%	5.15%		4.42%		4.73%		3.59%
Net investment income after reimbursements	7.80%	5.23%		4.68%		6.13%		6.51%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[6]

Net asset value at beginning of period	$9.30	$9.61		$10.07		$9.43		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.59	[2]	0.55	[2]	0.73	[2]	0.63	[2]
Net realized and unrealized gain (loss)	(0.36)	(0.31)		(0.36)		0.70		(0.60)

Total from investment operations	(0.01)	0.28		0.19		1.43		0.03

Less distributions:

From net investment income	(0.35)	(0.59)		(0.57)		(0.74)		(0.60)
From net realized gain	(0.11)	—		(0.07)		(0.05)		—
Tax return of capital	—	—		(0.01)		—		—

Total distributions	$(0.46)	(0.59)		(0.65)		(0.79)		(0.60)

Net asset value at end of period	$8.83	$9.30		$9.61		$10.07		$9.43

Total return[3]	0.12%	2.91%		1.91%		15.97%		0.27%

Portfolio turnover rate[4]	41%	82%		49%		50%		22%

Net assets, end of period (in thousands)	$289,990	$364,775		$183,567		$17,651		$11,824

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.30%	1.28%		1.46%		2.66%		3.78%
Total expenses after reimbursements	1.17%	1.17%		1.17%		1.17%		1.17%

Net investment income to average net assets:
Net investment income before reimbursements	8.23%	6.14%		5.37%		6.16%		4.60%
Net investment income after reimbursements	8.36%	6.25%		5.66%		7.65%		7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class A

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.44	$9.13		$9.83		$9.43		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.37	[2]	0.44	[2]	0.43	[2]	0.13	[2]
Net realized and unrealized gain (loss)	(0.86)	(0.66)		(0.74)		0.31		(0.48)

Total from investment operations	(0.71)	(0.29)		(0.30)		0.74		(0.35)

Less distributions:

From net investment income	(0.14)	—		(0.22)		(0.34)		(0.13)
From net realized gain	—	—		(0.01)		—		—
Tax return of capital	—	(0.40)		(0.17)		—	[3]	(0.09)

Total distributions	(0.14)	(0.40)		(0.40)		(0.34)		(0.22)

Net asset value at end of period	$7.59	$8.44		$9.13		$9.83		$9.43

Total return[4]	(8.43%)	(3.25%)		(3.21%)		8.02%		(3.60%)

Portfolio turnover rate[5]	45%	112%		112%		101%		31%

Net assets, end of period (in thousands)	$808	$897		$2,096		$413		$286

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.51%	1.55%		1.47%		1.64%		1.99%
Total expenses after reimbursements	1.24%	1.25%		1.25%		1.25%		1.25%

Net investment income to average net assets:
Net investment income before reimbursements	3.53%	4.29%		4.38%		3.03%		2.34%
Net investment income after reimbursements	3.80%	4.59%		4.60%		3.42%		3.08%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.42	$9.13		$9.83		$9.43		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.29	[2]	0.38	[2]	0.22	[2]	0.13	[2]
Net realized and unrealized gain (loss)	(0.82)	(0.67)		(0.75)		0.45		(0.51)

Total from investment operations	(0.73)	(0.38)		(0.37)		0.67		(0.38)

Less distributions:

From net investment income	(0.11)	—		(0.18)		(0.27)		(0.11)
From net realized gain	—	—		(0.01)		—		—
Tax return of capital	—	(0.33)		(0.14)		—	[3]	(0.08)

Total distributions	(0.11)	(0.33)		(0.33)		(0.27)		(0.19)

Net asset value at end of period	$7.58	$8.42		$9.13		$9.83		$9.43

Total return[4]	(8.68%)	(4.18%)		(3.92%)		7.33%		(4.01%)

Portfolio turnover rate[5]	45%	112%		112%		101%		31%

Net assets, end of period (in thousands)	$56	$147		$124		$19		$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.26%	2.31%		2.22%		2.47%		2.87%
Total expenses after reimbursements	1.99%	2.00%		2.00%		2.00%		2.00%

Net investment income to average net assets:
Net investment income before reimbursements	2.69%	3.41%		3.77%		1.87%		1.87%
Net investment income after reimbursements	2.96%	3.72%		3.99%		2.34%		2.74%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[7]

Net asset value at beginning of period	$8.73	$9.45		$10.18		$9.76		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.43	[2]	0.49	[2]	0.37	[2]	0.29	[2]
Net realized and unrealized gain (loss)	(0.87)	(0.71)		(0.78)		0.42		0.06

Total from investment operations	(0.71)	(0.28)		(0.29)		0.79		0.35

Less distributions:

From net investment income	(0.16)	—		(0.24)		(0.37)		(0.35)
From net realized gain	—	—		(0.01)		—		—
Tax return of capital	—	(0.44)		(0.19)		—	[3]	(0.24)

Total distributions	(0.16)	(0.44)		(0.44)		(0.37)		(0.59)

Net asset value at end of period	$7.86	$8.73		$9.45		$10.18		$9.76

Total return[4]	(8.20%)	(3.04%)		(3.02%)		8.39%		3.35%

Portfolio turnover rate[5]	45%	112%		112%		101%		31%

Net assets, end of period (in thousands)	$90,591	$101,363		$82,543		$72,673		$62,530

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.26%	1.32%		1.22%		1.39%		1.70%
Total expenses after reimbursements	0.97%	0.97%		0.97%		0.97%		0.97%

Net investment income to average net assets:
Net investment income before reimbursements	3.78%	4.34%		4.64%		3.31%		2.55%
Net investment income after reimbursements	4.07%	4.69%		4.89%		3.73%		3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term port- folio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

	Class A

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.21	$9.15		$9.51		$9.38		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	[2]	(0.01)	[2]	(0.09)	[2]	(0.03)	[2]
Net realized and unrealized gain (loss)	(0.35)	(0.36)		(0.05)		0.22		(0.57)

Total from investment operations	(0.32)	(0.32)		(0.06)		0.13		(0.60)

Less distributions:

From net investment income	(0.03)	—		—		—		—
From net realized gain	—	(0.57)		(0.30)		—		(0.02)
Tax return of capital	—	(0.05)		—		—		—

Total distributions	(0.03)	(0.62)		(0.30)		—		(0.02)

Net asset value at end of period	$7.86	$8.21		$9.15		$9.51		$9.38

Total return[3]	(3.82%)	(3.81%)		(0.65%)		1.50%		(6.12%)

Portfolio turnover rate[4]	50%	178%		198%		157%		37%

Net assets, end of period (in thousands)	$1	$1		$1		$1		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.95%	2.82%		1.51%		1.46%		2.17%
Total expenses after reimbursements	1.14%	1.15%		1.15%		1.15%		1.15%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.16%)	(1.16%)		(0.56%)		(1.31%)		(1.60%)
Net investment income (loss) after reimbursements	0.65%	0.51%		(0.20%)		(1.00%)		(0.58%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

					Class C

	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.00		$8.98		$9.41		$9.35		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[6]	(0.02)	[2]	(0.08)	[2]	(0.17)	[2]	(0.06)	[2]
Net realized and unrealized gain (loss)	(0.33)		(0.38)		(0.05)		0.23		(0.58)

Total from investment operations	(0.33)		(0.40)		(0.13)		0.06		(0.64)

Less distributions:

From net investment income	(0.01)		—		—		—		—
From net realized gain	—		(0.57)		(0.30)		—		(0.01)
Tax return of capital	—		(0.01)		—		—		—

Total distributions	(0.01)		(0.58)		(0.30)		—		(0.01)

Net asset value at end of period	$7.66		$8.00		$8.98		$9.41		$9.35

Total return[3]	(4.19%)		(4.59%)		(1.43%)		0.77%		(6.46%)

Portfolio turnover rate[4]	50%		178%		198%		157%		37%

Net assets, end of period (in thousands)	$1		$1		$1		$1		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.56%		3.62%		2.26%		2.22%		2.90%
Total expenses after reimbursements	1.89%		1.90%		1.90%		1.90%		1.90%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.74%)		(1.96%)		(1.30%)		(2.07%)		(2.33%)
Net investment loss after reimbursements	(0.07%)		(0.24%)		(0.94%)		(1.75%)		(1.33%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[7]

Net asset value at beginning of period	$8.21	$9.16		$9.51		$9.35		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	[2]	0.02	[2]	(0.10)	[2]	(0.04)	[2]
Net realized and unrealized gain (loss)	(0.34)	(0.38)		(0.05)		0.26		0.06

Total from investment operations	(0.30)	(0.31)		(0.03)		0.16		0.02

Less distributions:

From net investment income	(0.04)	—		(0.02)		—		—
From net realized gain	—	(0.57)		(0.30)		—		(0.67)
Tax return of capital	—	(0.07)		—		—		—

Total distributions	(0.04)	(0.64)		(0.32)		—		(0.67)

Net asset value at end of period	$7.87	$8.21		$9.16		$9.51		$9.35

Total return[3]	(3.71%)	(3.54%)		(0.33%)		1.71%		(0.12%)

Portfolio turnover rate[4]	50%	178%		198%		157%		37%

Net assets, end of period (in thousands)	$9,084	$9,617		$35,646		$68,358		$23,643

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.61%	2.47%		1.26%		1.32%		2.03%
Total expenses after reimbursements	0.87%	0.87%		0.87%		0.87%		0.87%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.83%)	(0.82%)		(0.22%)		(1.05%)		(1.58%)
Net investment income (loss) after reimbursements	0.91%	0.78%		0.17%		(0.60%)		(0.42%)

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	Amount is less than $0.005 per share.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Class A

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$8.74	$10.15		$11.06	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.24	0.50		0.46	0.44	0.19
Net realized and unrealized gain (loss)	(0.33)	0.20		(0.88)	1.03	0.04

Total from investment operations	(0.09)	0.70		(0.42)	1.47	0.23

Less distributions:

From net investment income	(0.24)	(0.53)		(0.46)	(0.45)	(0.19)
From net realized gain	—	(1.58)		(0.03)	—	—
Tax return of capital	—	0.00	[4]	—	—	—

Total distributions	(0.24)	(2.11)		(0.49)	(0.45)	(0.19)

Net asset value at end of period	$8.41	$8.74		$10.15	$11.06	$10.04

Total return[5]	(0.98%)	8.46%		(3.86%)	15.24%	2.26%

Portfolio turnover rate[6]	11%	99%		81%	30%	9%

Net assets, end of period (in thousands)	$4	$38		$2	$14	$1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.91%	3.79%		1.66%	1.93%	4.61%
Total expenses after reimbursements	1.20%	1.20%		1.20%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	3.05%	3.23%		3.75%	3.62%	0.57%
Net investment income after reimbursements	5.76%	5.82%		4.21%	4.35%	3.98%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Class C

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$8.70	$10.12		$11.04	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.22	0.44		0.38	0.37	0.15
Net realized and unrealized gain (loss)	(0.33)	0.17		(0.89)	1.01	0.05

Total from investment operations	(0.11)	0.61		(0.51)	1.38	0.20

Less distributions:

From net investment income	(0.22)	(0.45)		(0.38)	(0.38)	(0.16)
From net realized gain	—	(1.58)		(0.03)	—	—
Tax return of capital	—	0.00	[4]	—	—	—

Total distributions	(0.22)	(2.03)		(0.41)	(0.38)	(0.16)

Net asset value at end of period	$8.37	$8.70		$10.12	$11.04	$10.04

Total return[5]	(1.25%)	7.30%		(4.64%)	14.28%	1.90%

Portfolio turnover rate[6]	11%	99%		81%	30%	9%

Net assets, end of period (in thousands)	$1	$1		$1	$1	$1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	4.60%	4.90%		2.41%	2.73%	5.35%
Total expenses after reimbursements	1.94%	1.95%		1.95%	1.95%	1.95%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.68%	1.99%		3.16%	2.86%	(0.18%)
Net investment income after reimbursements	5.34%	4.94%		3.62%	3.64%	3.22%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[8]

Net asset value at beginning of period	$8.68	$10.08		$10.99	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.26	0.52		0.48	0.48	0.40
Net realized and unrealized gain (loss)	(0.34)	0.18		(0.87)	1.01	—

Total from investment operations	(0.08)	0.70		(0.39)	1.49	0.40

Less distributions:

From net investment income	(0.25)	(0.52)		(0.49)	(0.49)	(0.41)
From net realized gain	—	(1.58)		(0.03)	—	—
Tax return of capital	—	0.00	[4]	—	—	—

Total distributions	(0.25)	(2.10)		(0.52)	(0.49)	(0.41)

Net asset value at end of period	$8.35	$8.68		$10.08	$10.99	$9.99

Total return[5]	(0.82%)	8.41%		(3.64%)	15.32%	4.15%

Portfolio turnover rate[6]	11%	99%		81%	30%	9%

Net assets, end of period (in thousands)	$5,506	$5,573		$29,004	$35,025	$30,533

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.59%	3.43%		1.41%	1.63%	3.63%
Total expenses after reimbursements	0.92%	0.92%		0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	3.58%	3.20%		4.08%	3.95%	1.74%
Net investment income after reimbursements	6.25%	5.71%		4.57%	4.66%	4.45%

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.
[2]	Class A and Class C commenced investment operations on May 12, 2011.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Amount is less than $0.005 per share.
[5]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[6]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[7]	Annualized for periods less than one year.
[8]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class A

	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.75		$9.30	$10.05	$9.37		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.22	[2]	0.44	0.41	0.43	[2]	0.22	[2]
Net realized and unrealized gain (loss)	(0.48)		(0.42)	(0.57)	0.68		(0.66)

Total from investment operations	(0.26)		0.02	(0.16)	1.11		(0.44)

Less distributions:

From net investment income	(0.23)		(0.33)	(0.43)	(0.43)		(0.09)
From net realized gain	—		(0.12)	(0.16)	—		—
Tax return of capital	—		(0.12)	—	—		(0.10)

Total distributions	(0.23)		(0.57)	(0.59)	(0.43)		(0.19)

Net asset value at end of period	$8.26		$8.75	$9.30	$10.05		$9.37

Total return[3]	(2.93%)		0.17%	(1.70%)	12.20%		(4.40%)

Portfolio turnover rate[4]	64%		80%	85%	83%		39%

Net assets, end of period (in thousands)	$2,640		$8,351	$10,344	$3,263		$509

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.37%		1.38%	1.38%	1.48%		1.75%
Total expenses after reimbursements	1.30%		1.30%	1.30%	1.30%		1.30%

Net investment income to average net assets:
Net investment income before reimbursements	5.32%		4.79%	4.55%	3.99%		4.21%
Net investment income after reimbursements	5.39%		4.87%	4.63%	4.17%		4.66%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C

	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.74		$9.29	$10.05	$9.36		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	[2]	0.37	0.33	0.39	[2]	0.19	[2]
Net realized and unrealized gain (loss)	(0.49)		(0.42)	(0.57)	0.66		(0.66)

Total from investment operations	(0.29)		(0.05)	(0.24)	1.05		(0.47)

Less distributions:

From net investment income	(0.20)		(0.28)	(0.36)	(0.36)		(0.08)
From net realized gain	—		(0.12)	(0.16)	—		—
Tax return of capital	—		(0.10)	—	—		(0.09)

Total distributions	(0.20)		(0.50)	(0.52)	(0.36)		(0.17)

Net asset value at end of period	$8.25		$8.74	$9.29	$10.05		$9.36

Total return[3]	(3.40%)		(0.45%)	(2.44%)	11.42%		(4.79%)

Portfolio turnover rate[4]	64%		80%	85%	83%		39%

Net assets, end of period (in thousands)	$563		$1,028	$969	$541		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.12%		2.13%	2.13%	2.21%		2.82%
Total expenses after reimbursements	2.04%		2.05%	2.05%	2.05%		2.05%

Net investment income to average net assets:
Net investment income before reimbursements	4.79%		4.04%	3.83%	2.62%		3.32%
Net investment income after reimbursements	4.87%		4.12%	3.91%	2.78%		4.09%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012		Period Ended October 31, 2011[6]

Net asset value at beginning of period	$8.88		$9.43	$10.20	$9.50		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	[2]	0.46	0.45	0.44	[2]	0.46	[2]
Net realized and unrealized gain (loss)	(0.51)		(0.41)	(0.60)	0.72		(0.34)

Total from investment operations	(0.26)		0.05	(0.15)	1.16		0.12

Less distributions:

From net investment income	(0.24)		(0.35)	(0.46)	(0.46)		(0.29)
From net realized gain	—		(0.12)	(0.16)	—		—
Tax return of capital	—		(0.13)	—	—		(0.33)

Total distributions	(0.24)		(0.60)	(0.62)	(0.46)		(0.62)

Net asset value at end of period	$8.38		$8.88	$9.43	$10.20		$9.50

Total return[3]	(2.84%)		0.51%	(1.48%)	12.50%		1.11%

Portfolio turnover rate[4]	64%		80%	85%	83%		39%

Net assets, end of period (in thousands)	$784,305		$979,949	$662,412	$513,956		$101,947

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.12%		1.13%	1.13%	1.22%		1.63%
Total expenses after reimbursements	1.02%		1.02%	1.02%	1.02%		1.02%

Net investment income to average net assets:
Net investment income before reimbursements	5.88%		5.04%	4.81%	4.11%		4.63%
Net investment income after reimbursements	5.98%		5.15%	4.92%	4.31%		5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class A

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013		Period Ended October 31, 2012[1]

Net asset value at beginning of period	$9.24	$9.66	$9.01		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.06	0.08	[2]	0.08	[2]
Net realized and unrealized gain (loss)	0.10	(0.40)	0.64		(0.98)

Total from investment operations	0.08	(0.34)	0.72		(0.90)

Less distributions:

From net investment income	(0.02)	(0.08)	(0.06)		(0.09)
Tax return of capital	—	—	(0.01)		—

Total distributions	(0.02)	(0.08)	(0.07)		(0.09)

Net asset value at end of period	$9.30	$9.24	$9.66		$9.01

Total return[3]	0.90%	(3.58%)	8.11%		(8.94%)

Portfolio turnover rate[4]	46%	130%	92%		95%

Net assets, end of period (in thousands)	$31	$30	$28		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.87%	3.62%	3.01%		4.40%
Total expenses after reimbursements	1.44%	1.45%	1.45%		1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(2.85%)	(1.45%)	(0.70%)		(1.60%)
Net investment income (loss) after reimbursements	(0.42%)	0.72%	0.86%		1.35%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class C

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013		Period Ended October 31, 2012[6]

Net asset value at beginning of period	$10.46	$11.00	$10.32		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.01)	(0.03)	[2]	(0.01)	[2]
Net realized and unrealized gain (loss)	0.10	(0.45)	0.78		0.36

Total from investment operations	0.04	(0.46)	0.75		0.35

Less distributions:

From net investment income	(0.02)	(0.08)	(0.06)		(0.03)
Tax return of capital	—	—	(0.01)		—

Total distributions	(0.02)	(0.08)	(0.07)		(0.03)

Net asset value at end of period	$10.48	$10.46	$11.00		$10.32

Total return[3]	0.41%	(4.24%)	7.58%		3.26%

Portfolio turnover rate[4]	46%	130%	92%		95%

Net assets, end of period (in thousands)	$1	$1	$1		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	4.50%	4.34%	3.77%		5.40%
Total expenses after reimbursements	2.19%	2.20%	2.20%		2.20%

Net investment loss to average net assets:
Net investment loss before reimbursements	(3.49%)	(2.25%)	(1.81%)		(3.82%)
Net investment loss after reimbursements	(1.18%)	(0.11%)	(0.24%)		(0.62%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[7]

Net asset value at beginning of period	$8.88	$9.27	$8.62		$8.81		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.08	0.07	[2]	0.09	[2]	0.05	[2]
Net realized and unrealized gain (loss)	0.10	(0.39)	0.65		(0.17)		(1.19)

Total from investment operations	0.09	(0.31)	0.72		(0.08)		(1.14)

Less distributions:

From net investment income	(0.02)	(0.08)	(0.06)		(0.10)		(0.05)
Tax return of capital	—	—	(0.01)		(0.01)		—

Total distributions	(0.02)	(0.08)	(0.07)		(0.11)		(0.05)

Net asset value at end of period	$8.95	$8.88	$9.27		$8.62		$8.81

Total return[3]	1.05%	(3.40%)	8.48%		(0.87%)		(11.37%)

Portfolio turnover rate[4]	46%	130%	92%		95%		75%

Net assets, end of period (in thousands)	$9,456	$10,304	$9,825		$8,742		$8,848

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.61%	3.37%	2.76%		4.09%		5.34%
Total expenses after reimbursements	1.17%	1.17%	1.17%		1.17%		1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(2.61%)	(1.28%)	(0.79%)		(1.84%)		(2.55%)
Net investment income (loss) after reimbursements	(0.17%)	0.92%	0.80%		1.08%		1.62%

[1]	Class A commenced investment operations on February 27, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	Class C commenced investment operations on August 24, 2012.
[7]	The Institutional Class commenced investment operations on June 22, 2011.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Year Ended October 31, 2013		Period Ended October 31, 2012[1]

Net asset value at beginning of period	$9.35		$10.61		$9.77		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2]	0.01	[3]	0.08	[3]	0.02	[3]
Net realized and unrealized gain (loss)	0.67		(0.42)		1.31		(0.20)

Total from investment operations	0.67		(0.41)		1.39		(0.18)

Less distributions:

From net investment income	(0.02)		(0.01)		(0.03)		(0.05)
From net realized gain	(0.39)		(0.84)		(0.52)		—

Total distributions	(0.41)		(0.85)		(0.55)		(0.05)

Net asset value at end of period	$9.61		$9.35		$10.61		$9.77

Total return[4]	7.82%		(3.93%)		14.65%		(1.73%)

Portfolio turnover rate[5]	42%		104%		113%		94%

Net assets, end of period (in thousands)	$269		$332		$265		$238

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.52%		2.53%		2.35%		3.43%
Total expenses after reimbursements	1.78%		1.80%		1.80%		1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.49%)		(0.65%)		0.25%		(1.15%)
Net investment income (loss) after reimbursements	(0.75%)		0.08%		0.80%		0.48%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Period Ended October 31, 2012[7]

Net asset value at beginning of period	$9.96	$11.33		$10.48		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.05)	[3]	(0.06)	[3]	(0.01)	[3]
Net realized and unrealized gain (loss)	0.73	(0.47)		1.46		0.54

Total from investment operations	0.68	(0.52)		1.40		0.53

Less distributions:

From net investment income	(0.02)	(0.01)		(0.03)		(0.05)
From net realized gain	(0.39)	(0.84)		(0.52)		—

Total distributions	(0.41)	(0.85)		(0.55)		(0.05)

Net asset value at end of period	$10.23	$9.96		$11.33		$10.48

Total return[4]	7.43%	(4.71%)		13.93%		5.17%

Portfolio turnover rate[5]	42%	104%		113%		94%

Net assets, end of period (in thousands)	$92	$77		$12		$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	3.28%	3.60%		3.10%		5.12%
Total expenses after reimbursements	2.53%	2.55%		2.55%		2.55%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.13%)	(1.53%)		(1.13%)		(3.35%)
Net investment loss after reimbursements	(1.38%)	(0.48%)		(0.58%)		(0.78%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012		Period Ended October 31, 2011[8]

Net asset value at beginning of period	$11.63	$12.96		$11.79		$11.58		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.02	[3]	0.02	[3]	0.05	[3]	(0.01)	[3]
Net realized and unrealized gain (loss)	0.89	(0.50)		1.70		0.25		1.59

Total from investment operations	0.87	(0.48)		1.72		0.30		1.58

Less distributions:

From net investment income	(0.02)	(0.01)		(0.03)		(0.05)		—
From net realized gain	(0.39)	(0.84)		(0.52)		(0.04)		—

Total distributions	(0.41)	(0.85)		(0.55)		(0.09)		—

Net asset value at end of period	$12.09	$11.63		$12.96		$11.79		$11.58

Total return[4]	8.01%	(3.74%)		15.04%		2.61%		15.80%

Portfolio turnover rate[5]	42%	104%		113%		94%		20%

Net assets, end of period (in thousands)	$51,196	$48,909		$30,370		$13,359		$11,576

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.28%	2.39%		2.11%		3.43%		15.42%
Total expenses after reimbursements	1.52%	1.52%		1.52%		1.52%		1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.18%)	(0.70%)		(0.42%)		(1.46%)		(14.76%)
Net investment income (loss) after reimbursements	(0.42%)	0.17%		0.17%		0.45%		(0.86%)

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Per share amounts from net investment loss were less than $(0.01) per share.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	Class C commenced investment operations on August 24, 2012.
[8]	The Institutional Class commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 10.19	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	(0.61)	0.27

Total from investment operations	(0.69)	0.24

Less distributions:

From net investment income	(0.11)	(0.05)
From net realized gain	(0.86)	—

Total distributions	(0.97)	(0.05)

Net asset value at end of period	$8.53	$10.19

Total return[2]	(6.55%)	2.43%

Portfolio turnover rate[3]	80%	157%

Net assets, end of period (in thousands)	$155	$9

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.88%	6.90%
Total expenses after reimbursements	1.79%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.43%	(5.89%)
Net investment income (loss) after reimbursements	2.52%	(0.79%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Six Months Ended April 30, 2015	Period Ended October 31,
	(Unaudited)	2014[1]

Net asset value at beginning of period	$ 10.15	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.83)
Net realized and unrealized gain (loss)	(0.52)	1.03

Total from investment operations	(0.72)	0.20

Less distributions:

From net investment income	(0.11)	(0.05)
From net realized gain	(0.86)	—

Total distributions	(0.97)	(0.05)

Net asset value at end of period	$8.46	$10.15

Total return[2]	(6.89%)	2.02%

Portfolio turnover rate[3]	80%	157%

Net assets, end of period (in thousands)	$3	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	3.67%	7.71%
Total expenses after reimbursements	2.53%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.32%	(6.42%)
Net investment income (loss) after reimbursements	2.46%	(1.26%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Six Months Ended April 30, 2015	Period Ended October 31,
	(Unaudited)	2014[5]

Net asset value at beginning of period	$11.35	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14
Net realized and unrealized gain (loss)	(0.91)	1.32

Total from investment operations	(0.75)	1.46

Less distributions:

From net investment income	(0.11)	(0.11)
From net realized gain	(0.86)	—

Total distributions	(0.97)	(0.11)

Net asset value at end of period	$9.63	$11.35

Total return[2]	(6.38%)	14.69%

Portfolio turnover rate[3]	80%	157%

Net assets, end of period (in thousands)	$25,724	$7,280

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.61%	6.09%
Total expenses after reimbursements	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.62%	(3.68%)
Net investment income after reimbursements	3.71%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Class A

	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.32	0.05
Net realized and unrealized gain (loss)	(0.21)	(0.01)

Total from investment operations	0.11	0.04

Less distributions:

From net investment income	(0.31)	(0.05)
From net realized gain	(0.01)	—

Total distributions	(0.32)	(0.05)

Net asset value at end of period	$9.78	$9.99

Total return[2]	1.26%	0.45%

Portfolio turnover rate[3]	7%	19%

Net assets, end of period (in thousands)	$242	$201

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.72%	2.93%
Total expenses after reimbursements	0.94%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	5.72%	3.35%
Net investment income after reimbursements	6.50%	5.33%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014[5]

Net asset value at beginning of period	$9.81	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.33	0.16
Net realized and unrealized gain (loss)	(0.20)	(0.19)

Total from investment operations	0.13	(0.03)

Less distributions:

From net investment income	(0.32)	(0.16)
From net realized gain	(0.01)	—

Total distributions	(0.33)	(0.16)

Net asset value at end of period	$9.61	$9.81

Total return[2]	1.47%	(0.25%)

Portfolio turnover rate[3]	7%	19%

Net assets, end of period (in thousands)	$26,147	$21,275

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.48%	2.94%
Total expenses after reimbursements	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	5.98%	2.58%
Net investment income after reimbursements	6.79%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Debt Securities

Angola (Cost $873,454)
Puma International Financing S.A. 6.750%, 02/01/2021		850,000	$884,000	0.30
			884,000	0.30
Bangladesh (Cost $1,461,313)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		1,400,000	1,456,000	0.49
			1,456,000	0.49
Barbados (Cost $2,230,617)
Columbus International, Inc. 7.375%, 03/30/2021		2,100,000	2,286,375	0.77
			2,286,375	0.77
Brazil (Cost $17,093,474)
Banco Bradesco S.A. 4.125%, 05/16/2016		200,000	206,000	0.07
Banco Bradesco S.A. 4.500%, 01/12/2017		200,000	208,200	0.07
Banco do Brasil S.A. 5.875%, 01/26/2022		260,000	261,872	0.09
BRF S.A. 5.875%, 06/06/2022		200,000	220,000	0.08
BRF S.A. 4.750%, 05/22/2024		535,000	544,363	0.18
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	2,650,000	745,407	0.25
Itau Unibanco Holding S.A. 5.650%, 03/19/2022		380,000	396,150	0.13
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		1,880,000	1,827,924	0.62
Marfrig Holding Europe B.V. 6.875%, 06/24/2019		900,000	801,000	0.27
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,220,000	1,192,550	0.40
Minerva Luxembourg S.A. 12.250%, 02/10/2022(2)		200,000	219,800	0.07
Minerva Luxembourg S.A. 7.750%, 01/31/2023		200,000	199,500	0.07
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 06/30/2021		909,500	846,290	0.29
Oi S.A. 9.750%, 09/15/2016	BRL	1,770,000	534,592	0.18
Petrobras Global Finance B.V. 5.875%, 03/01/2018		250,000	255,600	0.09
Petrobras Global Finance B.V., FRN 2.415%, 01/15/2019		550,000	508,805	0.17
Petrobras Global Finance B.V. 6.250%, 03/17/2024		2,895,000	2,876,472	0.97
Petrobras Global Finance B.V. 6.875%, 01/20/2040		2,805,000	2,638,972	0.89
Petrobras Global Finance B.V. 6.750%, 01/27/2041		240,000	221,386	0.08
Petrobras Global Finance B.V. 7.250%, 03/17/2044		120,000	117,870	0.04
QGOG Atlantic / Alaskan Rigs Ltd 5.250%, 07/30/2018		424,720	386,495	0.13
QGOG Constellation S.A. 6.250%, 11/09/2019		2,334,000	1,686,315	0.57
Vale Overseas Ltd. 4.375%, 01/11/2022		250,000	241,415	0.08
			17,136,978	5.79
Chile (Cost $5,788,835)
Automotores Gildemeister S.A. 8.250%, 05/24/2021		1,565,000	641,650	0.22
Automotores Gildemeister S.A. 6.750%, 01/15/2023		730,000	299,300	0.10
Banco de Credito e Inversiones 4.000%, 02/11/2023		200,000	204,441	0.07
Cencosud S.A. 5.500%, 01/20/2021		150,000	160,168	0.05
E.CL S.A. 5.625%, 01/15/2021		200,000	222,518	0.08
Empresa Electrica Guacolda S.A. 4.560%, 04/30/2025(3)(4)		400,000	398,284	0.13
Inversiones Alsacia S.A. 8.000%, 08/18/2018(5)		1,150,000	—	—
Inversiones CMPC S.A. 4.375%, 05/15/2023		200,000	205,000	0.07
Telefonica Chile S.A. 3.875%, 10/12/2022		495,000	502,396	0.17
VTR Finance B.V. 6.875%, 01/15/2024		2,370,000	2,452,239	0.83
			5,085,996	1.72
China (Cost $27,211,796)
Agile Property Holdings Ltd. 9.875%, 03/20/2017		400,000	416,000	0.14
Agile Property Holdings Ltd. 8.875%, 04/28/2017		532,000	542,363	0.18
Alibaba Group Holding Ltd. 3.125%, 11/28/2021		250,000	249,990	0.08
Baidu, Inc. 3.500%, 11/28/2022		400,000	404,802	0.14

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
China - (continued)
Bestgain Real Estate Ltd. 2.625%, 03/13/2018		400,000	$393,569	0.13
Central China Real Estate Ltd. 6.500%, 06/04/2018		395,000	383,505	0.13
China CITIC Bank International Ltd. 6.875%, 06/24/2020		605,000	679,657	0.23
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015(6)		60,000	6,015	—
China Hongqiao Group Ltd. 7.625%, 06/26/2017		985,000	1,002,016	0.34
China Hongqiao Group Ltd. 6.875%, 05/03/2018		550,000	549,760	0.19
China Overseas Finance Cayman III Ltd. 3.375%, 10/29/2018		325,000	330,316	0.11
China Overseas Finance Cayman V Ltd. 3.950%, 11/15/2022		300,000	300,046	0.10
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		200,000	204,082	0.07
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		1,950,000	1,959,750	0.66
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		876,000	963,600	0.33
Emerald Plantation Holdings Ltd. 6.000%, (100% Cash), 01/30/2020,(2)(7)		66,885	63,206	0.02
ENN Energy Holdings Ltd. 6.000%, 05/13/2021		410,000	459,485	0.16
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(3)(4)(7)		263,125	263,125	0.09
Favor Sea Ltd. 11.750%, 02/04/2019		1,000,000	975,000	0.33
Franshion Brilliant Ltd. 5.750%, 03/19/2019		595,000	635,162	0.21
Hyva Global B.V. 8.625%, 03/24/2016		1,055,000	1,024,405	0.35
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(6)		2,795,000	1,565,200	0.53
Kaisa Group Holdings Ltd. 9.000%, 06/06/2019		1,190,000	620,288	0.21
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		1,775,000	994,000	0.34
KWG Property Holding Ltd. 8.975%, 01/14/2019		1,030,000	1,024,850	0.35
MIE Holdings Corp. 6.875%, 02/06/2018		400,000	309,688	0.10
MIE Holdings Corp. 7.500%, 04/25/2019		2,045,000	1,492,850	0.50
Sino-Forest Corp. 5.000%, 08/01/2013(3)(4)(5)		21,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(3)(4)(5)		82,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(3)(4)(5)		113,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(3)(4)(5)		252,000	—	—
Sunac China Holdings Ltd. 9.375%, 04/05/2018		1,660,000	1,680,750	0.57
Tencent Holdings Ltd. 3.375%, 05/02/2019		320,000	329,312	0.11
Times Property Holdings Ltd. 12.625%, 03/21/2019		885,000	937,111	0.32
Trillion Chance Ltd. 8.500%, 01/10/2019		1,075,000	1,032,077	0.35
Wanda Properties Overseas Ltd. 4.875%, 11/21/2018		243,000	249,401	0.08
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,200,000	1,125,408	0.38
Yuzhou Properties Co. Ltd. 8.750%, 10/04/2018		570,000	567,150	0.19
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		1,595,000	1,579,002	0.53
			25,312,941	8.55
Colombia (Cost $15,907,010)
Banco Davivienda S.A. 2.950%, 01/29/2018		400,000	402,000	0.14
Banco de Bogota S.A. 5.000%, 01/15/2017		235,000	246,162	0.08
Bancolombia S.A. 5.950%, 06/03/2021		460,000	509,082	0.17
BBVA Colombia S.A. 4.875%, 04/21/2025(3)(4)		400,000	403,500	0.14
Ecopetrol S.A. 7.625%, 07/23/2019		320,000	380,128	0.13
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	1,220,000,000	553,968	0.19
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,000,000,000	399,664	0.13
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	1,258,000,000	559,234	0.19
Millicom International Cellular S.A. 4.750%, 05/22/2020		600,000	591,000	0.20
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,125,000	1,196,719	0.40
Millicom International Cellular S.A. 6.000%, 03/15/2025		1,100,000	1,113,750	0.38
Pacific Rubiales Energy Corp. 5.375%, 01/26/2019		765,000	598,766	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Colombia - (continued)
Pacific Rubiales Energy Corp. 7.250%, 12/12/2021		2,775,000	$2,192,250	0.74
Pacific Rubiales Energy Corp. 5.125%, 03/28/2023		1,360,000	962,200	0.33
Pacific Rubiales Energy Corp. 5.625%, 01/19/2025		4,750,000	3,325,000	1.12
Transportadora de Gas Internacional S.A. ESP 5.700%, 03/20/2022		605,000	641,300	0.22
			14,074,723	4.76
Czech Republic (Cost $2,170,021)
EP Energy A.S. 5.875%, 11/01/2019	EUR	430,000	553,638	0.19
New World Resources N.V. 8.000%, 04/07/2020(7)	EUR	1,301,822	928,212	0.31
New World Resources N.V. 4.000%, 10/07/2020(7)	EUR	600,644	87,676	0.03
			1,569,526	0.53
Dominican Republic (Cost $1,140,506)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,175,000	1,159,020	0.39
			1,159,020	0.39
Guatemala (Cost $2,141,911)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		2,000,000	2,145,000	0.72
			2,145,000	0.72
Hong Kong (Cost $1,480,801)
CFG Investment S.A.C. 9.750%, 07/30/2019		600,000	574,560	0.20
Hutchison Whampoa International 14 Ltd. 3.625%, 10/31/2024		240,000	244,134	0.08
LS Finance 2022 Ltd 4.250%, 10/16/2022		200,000	204,486	0.07
PCCW-HKT Capital No 5 Ltd. 3.750%, 03/08/2023		245,000	247,449	0.08
Wharf Finance Ltd. 6.125%, 11/06/2017		200,000	218,686	0.07
			1,489,315	0.50
India (Cost $4,596,472)
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		750,000	812,625	0.27
ICICI Bank Ltd. 4.750%, 11/25/2016		600,000	626,286	0.21
Reliance Holding USA, Inc. 4.500%, 10/19/2020		250,000	267,081	0.09
Reliance Holding USA, Inc. 5.400%, 02/14/2022		500,000	551,256	0.19
State Bank of India 4.125%, 08/01/2017		320,000	333,963	0.11
Vedanta Resources PLC 9.500%, 07/18/2018		285,000	295,688	0.10
Vedanta Resources PLC 8.250%, 06/07/2021		750,000	746,250	0.25
Vedanta Resources PLC 7.125%, 05/31/2023		1,015,000	936,338	0.32
			4,569,487	1.54
Indonesia (Cost $5,131,505)
Berau Capital Resources Pte Ltd. 12.500%, 07/08/2015		149,000	81,056	0.03
Berau Coal Energy Tbk PT 7.250%, 03/13/2017		3,635,000	1,890,200	0.64
Enercoal Resources Pte Ltd. 6.000%, 04/07/2018		500,000	75,000	0.02
Golden Legacy Pte Ltd. 9.000%, 04/24/2019		400,000	403,000	0.14
Indo Energy Finance II B.V. 6.375%, 01/24/2023		2,400,000	1,572,000	0.53
			4,021,256	1.36
Israel (Cost $1,206,437)
Israel Electric Corp. Ltd. 5.625%, 06/21/2018		365,000	394,657	0.13
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		270,000	309,150	0.10
Israel Electric Corp. Ltd. 9.375%, 01/28/2020		225,000	288,000	0.10
Israel Electric Corp. Ltd. 5.000%, 11/12/2024(4)		245,000	260,006	0.09
			1,251,813	0.42
Jamaica (Cost $11,886,348)
Digicel Group Ltd. 8.875%, 01/15/2015		7,150,000	7,374,510	2.49

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Jamaica - (continued)
Digicel Group Ltd. 7.125%, 04/01/2022		1,750,000	$1,657,031	0.56
Digicel Ltd. 6.000%, 04/15/2021		2,700,000	2,620,917	0.89
			11,652,458	3.94
Kazakhstan (Cost $17,837,597)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		800,000	738,320	0.25
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		950,000	970,425	0.33
Kaspi Bank JSC 9.875%, 10/28/2016		1,170,000	1,164,150	0.39
KazAgro National Management Holding JSC 3.255%, 05/22/2019	EUR	675,000	711,690	0.24
KazAgro National Management Holding JSC 4.625%, 05/24/2023		410,000	381,964	0.13
Kazkommertsbank JSC 8.000%, 11/03/2015		1,475,000	1,467,655	0.50
Kazkommertsbank JSC 7.500%, 11/29/2016		1,650,000	1,640,050	0.55
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	2,100,000	2,357,985	0.80
Kazkommertsbank JSC 8.500%, 05/11/2018		2,025,000	1,956,150	0.66
Kazkommertsbank JSC 5.500%, 12/21/2022		2,469,647	1,862,707	0.63
KazMunayGas National Co. JSC 6.000%, 11/07/2044		400,000	366,000	0.12
Nostrum Oil & Gas Finance B.V. 6.375%, 02/14/2019		1,630,000	1,552,575	0.53
Zhaikmunai LLP 7.125%, 11/13/2019		2,290,000	2,158,325	0.73
			17,327,996	5.86
Kuwait (Cost $1,169,333)
Kuwait Projects Co. 9.375%, 07/15/2020		940,000	1,202,025	0.41
			1,202,025	0.41
Lithuania (Cost $1,776,960)
Bite Finance International B.V., FRN 7.548%, 02/15/2018	EUR	1,365,000	1,502,036	0.51
			1,502,036	0.51
Malaysia (Cost $398,741)
Malayan Banking Bhd., FRN 3.250%, 09/20/2022		400,000	403,653	0.14
			403,653	0.14
Mexico (Cost $21,347,245)
Alfa S.A.B. de C.V. 6.875%, 03/25/2044		400,000	447,940	0.15
Alpek S.A.B. de C.V. 4.500%, 11/20/2022		200,000	207,250	0.07
America Movil S.A.B. de C.V., FRN 1.268%, 09/12/2016		300,000	301,194	0.10
America Movil S.A.B. de C.V. 5.000%, 03/30/2020		175,000	197,050	0.07
Banco Inbursa S.A. Institucion de Banca Multiple 4.125%, 06/06/2024		690,000	686,550	0.23
BBVA Bancomer S.A. 4.500%, 03/10/2016		725,000	744,938	0.25
CEMEX Espana S.A. 9.875%, 04/30/2019		950,000	1,049,161	0.36
Cemex Finance LLC 9.375%, 10/12/2022		3,350,000	3,813,975	1.29
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		655,000	675,960	0.23
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,270,000	1,362,075	0.46
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		450,000	487,125	0.17
Cemex S.A.B. de C.V. 5.700%, 01/11/2025		480,000	481,056	0.16
Comision Federal de Electricidad 4.875%, 05/26/2021		200,000	215,400	0.07
Corp. GEO S.A.B. de C.V. 9.250%, 06/30/2020(6)		100,000	2,000	—
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(6)		200,000	4,000	—
El Puerto de Liverpool S.A.B. de C.V. 3.950%, 10/02/2024		600,000	603,000	0.20
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		2,442,000	2,252,013	0.76
Empresas ICA S.A.B. de C.V. 8.875%, 05/29/2024		2,985,000	2,604,412	0.88
Fresnillo PLC 5.500%, 11/13/2023		500,000	537,350	0.18
Gruma S.A.B. de C.V. 4.875%, 12/01/2024		500,000	531,500	0.18
Grupo Televisa S.A.B. 6.625%, 03/18/2025		570,000	709,650	0.24

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Mexico - (continued)
Grupo Televisa S.A.B. 7.250%, 05/14/2043	MXN	17,140,000	$969,840	0.33
Mexichem S.A.B. de C.V. 4.875%, 09/19/2022		275,000	291,500	0.10
Mexichem S.A.B. de C.V. 5.875%, 09/17/2044		230,000	226,550	0.08
Mexico Generadora de Energia S. de rl 5.500%, 12/06/2032		300,000	305,100	0.10
Red de Carreteras de Occidente S.A.P.I.B. de C.V. 9.000%, 06/10/2028	MXN	19,930,000	1,262,993	0.43
			20,969,582	7.09
Mongolia (Cost $7,326,198)
Mongolian Mining Corp. 8.875%, 03/29/2017		8,510,000	6,510,150	2.20
Trade & Development Bank of Mongolia LLC 8.500%, 09/20/2015		970,000	971,215	0.33
			7,481,365	2.53
Morocco (Cost $493,836)
OCP S.A. 4.500%, 10/22/2025(4)		500,000	483,125	0.16
			483,125	0.16
Nigeria (Cost $11,409,997)
Access Bank PLC, FRN 9.250%, 06/24/2021		1,925,000	1,829,135	0.62
FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		2,400,000	2,286,000	0.77
FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		2,826,000	2,635,245	0.89
Sea Trucks Group Ltd. 9.000%, 03/26/2018(4)		3,800,000	3,002,000	1.02
Seven Energy Ltd. 10.250%, 10/11/2021		1,700,000	1,364,590	0.46
			11,116,970	3.76
Peru (Cost $3,410,030)
Abengoa Transmision Sur S.A. 6.875%, 04/30/2043		200,000	225,560	0.07
Banco de Credito del Peru 5.375%, 09/16/2020		180,000	199,800	0.07
Banco de Credito del Peru 4.250%, 04/01/2023		250,000	256,875	0.09
Banco Internacional del Peru S.A.A. 5.750%, 10/07/2020		290,000	319,725	0.11
BBVA Banco Continental S.A. 3.250%, 04/08/2018		250,000	259,000	0.09
BBVA Banco Continental S.A., FRN 5.250%, 09/22/2029		300,000	309,750	0.10
Minsur S.A. 6.250%, 02/07/2024		450,000	501,750	0.17
Southern Copper Corp. 3.500%, 11/08/2022		200,000	197,696	0.07
Southern Copper Corp. 7.500%, 07/27/2035		175,000	200,988	0.07
Southern Copper Corp. 5.250%, 11/08/2042		195,000	179,267	0.06
Southern Copper Corp. 5.875%, 04/23/2045		400,000	393,320	0.13
Transportadora de Gas del Peru S.A. 4.250%, 04/30/2028		400,000	405,800	0.14
			3,449,531	1.17
Poland (Cost $752,524)
Powszechna Kasa Oszczednosci Bank Polski S.A. via PKO Finance A.B. 4.630%, 09/26/2022		740,000	789,950	0.27
			789,950	0.27
Qatar (Cost $1,480,644)
CBQ Finance Ltd. 7.500%, 11/18/2019		470,000	562,214	0.19
Nakilat, Inc. 6.067%, 12/31/2033		360,000	421,650	0.14
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.298%, 09/30/2020		206,172	222,150	0.07
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		250,000	288,125	0.10
			1,494,139	0.50
Russian Federation (Cost $47,460,220)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 8.625%, 04/26/2016	RUB	50,400,000	930,702	0.31

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		2,800,000	$2,695,000	0.91
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		1,100,000	1,087,075	0.37
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,900,000	1,140,000	0.39
CEDC Finance Corp. International, Inc, FRN 10.000%, 04/30/2018		2,220,127	2,086,919	0.70
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(7)		2,292,213	1,467,016	0.50
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		2,090,000	2,048,869	0.69
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		3,090,000	1,591,350	0.54
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		2,420,000	1,222,100	0.41
Gazprom Neft OAO Via GPN Capital S.A. 4.375%, 09/19/2022		650,000	550,875	0.19
Gazprom OAO Via Gaz Capital S.A. 4.300%, 11/12/2015		700,000	700,875	0.24
Gazprom OAO Via Gaz Capital S.A. 8.625%, 04/28/2034		50,000	56,875	0.02
Lukoil International Finance B.V. 6.125%, 11/09/2020		750,000	753,000	0.25
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		2,222,000	2,015,105	0.68
Mobile Telesystems OJSC via MTS International Funding Ltd. 8.625%, 06/22/2020		450,000	488,808	0.16
Novatek OAO via Novatek Finance Ltd. 5.326%, 02/03/2016		200,000	201,648	0.07
Polyus Gold International Ltd. 5.625%, 04/29/2020		2,215,000	2,080,993	0.70
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, 03/06/2017		600,000	570,000	0.19
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.199%, 03/06/2022		2,340,000	1,989,000	0.67
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		1,890,000	1,880,852	0.64
Russian Standard Bank Via Russian Standard Finance S.A. 13.000%, 04/10/2020		1,710,000	1,094,400	0.37
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		1,955,000	1,842,099	0.62
Tinkoff Credit Systems Via TCS Finance Ltd. 14.000%, 06/06/2018		850,000	850,000	0.29
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		1,900,000	1,808,800	0.61
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,250,000	1,063,750	0.36
VEB-Leasing Via VEB Leasing Investment Ltd. 5.125%, 05/27/2016		200,000	198,500	0.07
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		2,000,000	2,012,960	0.68
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	69,597,000	1,208,253	0.41
VimpelCom Holdings B.V. 7.504%, 03/01/2022		2,190,000	2,168,100	0.73
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		1,630,000	1,471,075	0.50
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		2,895,000	2,771,963	0.94
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		1,230,000	1,116,225	0.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		1,250,000	$1,106,250	0.37
			44,269,437	14.96
Saudi Arabia (Cost $301,137)
SABIC Capital II B.V. 2.625%, 10/03/2018		300,000	305,250	0.10
			305,250	0.10
Singapore (Cost $463,672)
SingTel Group Treasury Pte Ltd. 2.375%, 09/08/2017		255,000	260,463	0.09
United Overseas Bank Ltd., FRN 2.875%, 10/17/2022		200,000	203,620	0.07
			464,083	0.16
South Africa (Cost $8,041,990)
AngloGold Ashanti Holdings PLC 8.500%, 07/30/2020		505,000	555,500	0.19
Edcon Holdings Ltd. 13.375%, 06/30/2019	EUR	1,680,000	471,786	0.16
Edcon Ltd. 9.500%, 03/01/2018	EUR	3,156,000	2,860,596	0.97
ICBC Standard Bank PLC 8.125%, 12/02/2019		685,000	781,928	0.26
MTN Mauritius Investments Ltd. 4.755%, 11/11/2024		720,000	739,915	0.25
			5,409,725	1.83
South Korea (Cost $1,174,771)
Korea Gas Corp. 2.875%, 07/29/2018		305,000	314,551	0.11
Shinhan Bank 1.875%, 07/30/2018		300,000	298,822	0.10
SK Innovation Co. Ltd. 3.625%, 08/14/2018		200,000	207,339	0.07
Woori Bank 2.875%, 10/02/2018		350,000	360,041	0.12
			1,180,753	0.40
Thailand (Cost $1,351,297)
Bangkok Bank PCL 3.875%, 09/27/2022		300,000	313,316	0.10
PTT Global Chemical PCL 4.250%, 09/19/2022		510,000	535,422	0.18
Siam Commercial Bank Ltd. 3.375%, 09/19/2017		505,000	520,658	0.18
			1,369,396	0.46
Turkey (Cost $6,761,171)
Akbank TAS 7.500%, 02/05/2018	TRY	1,680,000	567,144	0.19
Akbank TAS 4.000%, 01/24/2020		300,000	291,672	0.10
Akbank TAS 5.125%, 03/31/2025(4)		300,000	293,250	0.10
KOC Holding A.S. 3.500%, 04/24/2020		600,000	585,000	0.20
Tupras Turkiye Petrol Rafinerileri A.S. 4.125%, 05/02/2018		740,000	742,516	0.25
Turk Telekomunikasyon A.S. 4.875%, 06/19/2024		245,000	245,029	0.08
Turkiye Garanti Bankasi A.S. 7.375%, 03/07/2018	TRY	1,720,000	576,369	0.20
Turkiye Garanti Bankasi A.S. 4.750%, 10/17/2019		555,000	559,468	0.19
Turkiye Garanti Bankasi A.S. 6.250%, 04/20/2021		200,000	213,500	0.07
Turkiye Is Bankasi 5.500%, 04/21/2019		375,000	388,275	0.13
Turkiye Is Bankasi 5.000%, 04/30/2020		300,000	301,512	0.10
Turkiye Is Bankasi 6.000%, 10/24/2022		990,000	981,338	0.33
Yuksel Insaat A.S. 9.500%, 11/10/2015		900,000	576,180	0.20
			6,321,253	2.14
Ukraine (Cost $26,545,525)
Avangardco Investments Public Ltd. 10.000%, 10/29/2015		2,120,000	932,800	0.31
Commercial Bank Privatbank JSC Via Standard Bank 5.799%, 02/09/2016		720,000	216,000	0.07
DTEK Finance PLC 10.375%, 03/28/2018		1,140,000	712,500	0.24
DTEK Finance PLC 7.875%, 04/04/2018		5,800,000	2,610,000	0.88
Ferrexpo Finance PLC 7.875%, 04/07/2016		833,000	678,895	0.23
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,872,000	1,478,880	0.50
Metinvest B.V. 10.500%, 11/28/2017		2,500,000	1,500,000	0.51
Metinvest B.V. 8.750%, 02/14/2018		4,400,000	2,596,000	0.88

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ukraine - (continued)
MHP S.A. 8.250%, 04/02/2020		4,340,000	$3,472,000	1.17
Mriya Agro Holding PLC 9.450%, 04/19/2018(6)		2,000,000	200,000	0.07
NTRP Via Interpipe Ltd. 10.250%, 08/02/2017		200,000	49,200	0.02
Oschadbank Via SSB #1 PLC 8.875%, 03/20/2018		755,000	491,883	0.17
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		545,000	332,450	0.11
Ukrlandfarming PLC 10.875%, 03/26/2018		4,445,000	2,222,500	0.75
			17,493,108	5.91
United Arab Emirates (Cost $11,606,306)
Abu Dhabi National Energy Co. PJSC 2.500%, 01/12/2018		415,000	422,263	0.14
Abu Dhabi National Energy Co. PJSC 5.875%, 12/13/2021		270,000	319,275	0.11
ADCB Finance Cayman Ltd. 4.500%, 03/06/2023		235,000	243,519	0.08
ADCB Finance Cayman Ltd., FRN 3.125%, 05/28/2023		400,000	398,500	0.14
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		516,150	412,920	0.14
DP World Ltd. 6.850%, 07/02/2037		1,150,000	1,293,474	0.44
DP World Sukuk Ltd. 6.250%, 07/02/2017		690,000	746,338	0.25
Dubai Electricity & Water Authority 6.375%, 10/21/2016		200,000	214,000	0.07
Dubai Electricity & Water Authority 7.375%, 10/21/2020		285,000	349,339	0.12
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	1,750,000	2,759,853	0.93
Emaar Sukuk Ltd. 6.400%, 07/18/2019		500,000	566,250	0.19
EMG Sukuk Ltd. 4.564%, 06/18/2024		650,000	683,878	0.23
Emirates NBD PJSC 3.250%, 11/19/2019		500,000	505,625	0.17
Emirates Telecommunications Corp. 3.500%, 06/18/2024		650,000	684,125	0.23
MAF Global Securities Ltd. 5.250%, 07/05/2019		545,000	596,775	0.20
MAF Global Securities Ltd. 4.750%, 05/07/2024		440,000	463,804	0.16
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		750,000	791,737	0.27
			11,451,675	3.87
Venezuela (Cost $9,104,642)
Petroleos de Venezuela S.A. 5.000%, 10/28/2015		922,018	904,500	0.30
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		3,080,000	2,263,800	0.76
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		6,030,000	4,664,205	1.58
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		5,260,000	2,566,354	0.87
			10,398,859	3.51
Vietnam (Cost $1,306,193)
Vingroup JSC 11.625%, 05/07/2018		1,205,000	1,305,937	0.44
			1,305,937	0.44
Total Debt Securities (Cost $281,840,529)			260,284,736	87.96

Bank Loans

China (Cost $12,670)
Far East Energy Bermuda Ltd. 25.000%, 06/01/2015		5,000	5,000	—
Far East Energy Bermuda Ltd. 20.000%, 10/08/2015		7,698	7,698	0.01
Far East Energy Bermuda Ltd. 20.000%, 10/08/2015(5)		10,414	—	—
			12,698	0.01
Czech Republic (Cost $569,811)
New World Resources N.V. 4.081%, 10/07/2016(2)	EUR	449,999	505,282	0.17
			505,282	0.17
United Arab Emirates (Cost $7,452,231)
DP World Ltd. 2.500%, 09/30/2018(2)		6,301,469	5,356,249	1.81
DP World Ltd. 3.000%, 09/30/2018(2)		1,489,802	1,266,332	0.43
Dubai Drydocks World LLC, FRN 4.273%, 10/18/2017		1,083,574	834,352	0.28

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
United Arab Emirates - (continued)
Dubai Drydocks World LLC 1.000%, 10/18/2027		1,796,723	$296,459	0.10
			7,753,392	2.62
Total Bank Loans (Cost $8,034,712)			8,271,372	2.80

		Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.(2)		78,275	$26,613	0.01
			26,613	0.01
Czech Republic (Cost $1,093,253)
New World Resources N.V.(3)(4)(5)	EUR	101,612	—	—
New World Resources PLC, Class A	GBP	36,580,138	412,987	0.14
			412,987	0.14
Russian Federation (Cost $677,159)
Petropavlovsk PLC	GBP	8,743,016	844,447	0.28
			844,447	0.28
Total Equity Securities (Cost $1,770,412)			1,284,047	0.43

		Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(3)(4)		186,955	$3,178	—

Total Warrants (Cost $3,926)			3,178	—

Total Investments (Total Cost $291,649,579)			269,843,333	91.19

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			26,077,491	8.81

Net Assets			$295,920,824	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.
(3)	Restricted security that has been deemed illiquid. At April 30, 2015, the value of these restricted illiquid securities amounted to $1,068,087 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

	ACQUISITION
	AND
	ENFORCEABLE
SECURITY	DATE	ACQUISITION COST
BBVA Colombia S.A., 4.875%, 04/21/2025	04/16/2015	$399,656
Empresa Electrica Guacolda S.A., 4.560%, 04/30/2025	04/23/2015	399,776
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-01/05/2015	259,981
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	3,926

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

ACQUISITION
AND
ENFORCEABLE
SECURITY	DATE	ACQUISITION COST
New World Resources N.V.	10/07/2014	$ —
Sino-Forest Corp., 5.000%, 08/01/2013	01/31/2013	—
Sino-Forest Corp., 10.250%, 07/28/2014	01/31/2013	—
Sino-Forest Corp., 4.250%, 12/15/2016	01/31/2013	—
Sino-Forest Corp., 6.250%, 10/21/2017	01/31/2013	—

(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(5)	Security has been deemed worthless and is a Level 3 investment. (6) Issuer has defaulted on terms of debt obligation.
(7)	Security is a payment in-kind bond, unless otherwise noted in the description of the security.

Percentages shown are based on net assets.

At April 30, 2015, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/05/2015	BNP Paribas	Brazilian Real	25,160	United States Dollar	8,694	$(358)
05/05/2015	HSBC Bank	Brazilian Real	4,242,240	United States Dollar	1,440,000	(34,548)
05/05/2015	Goldman Sachs	United States Dollar	661,963	Brazilian Real	2,126,657	(42,597)
05/05/2015	HSBC Bank	United States Dollar	113,411	Brazilian Real	364,899	(7,480)
05/05/2015	Morgan Stanley	United States Dollar	554,155	Brazilian Real	1,775,844	(34,182)
05/22/2015	BNP Paribas	United States Dollar	238,153	British Pound	157,283	(3,237)
05/22/2015	BNP Paribas	United States Dollar	3,613,009	British Pound	2,468,525	(175,561)
05/22/2015	JP Morgan	United States Dollar	9,501,246	Euro	9,006,133	(614,263)
05/22/2015	Merrill Lynch	United States Dollar	144,195	Euro	135,300	(7,772)
07/31/2015	HSBC Bank	Chilean Peso	559,500	United States Dollar	897	10
07/31/2015	JP Morgan	Colombian Peso	1,965,325,492	United States Dollar	804,143	13,079
07/31/2015	JP Morgan	United States Dollar	591,518	Colombian Peso	1,478,795,719	(23,394)
07/31/2015	JP Morgan	United States Dollar	867,536	Colombian Peso	2,185,974,912	(41,436)
07/31/2015	HSBC Bank	United States Dollar	1,266,793	Mexican Peso	19,679,876	(7,479)
07/31/2015	Merrill Lynch	United States Dollar	1,108,662	Mexican Peso	17,249,124	(8,218)
07/31/2015	Deutsche Bank	United States Dollar	1,135,159	Turkish Lira	3,181,965	(23,819)

Total						$(1,011,255)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$251,760,369	$—	$251,760,369
Corporate Convertible Bonds	—	1,629,693	—	1,629,693
Government Agencies	—	3,693,550	—	3,693,550
Financial Certificates	—	3,201,124	—	3,201,124

Total Debt Securities	—	260,284,736	—	260,284,736
Bank Loans
China	—	—	12,698	12,698
Czech Republic	—	—	505,282	505,282
United Arab Emirates	—	7,753,392	—	7,753,392

Total Bank Loans	—	7,753,392	517,980	8,271,372
Common Stock	—	1,284,047	—	1,284,047
Warrants	—	3,178	—	3,178
Total Investments	$—	$269,325,353	$517,980	$269,843,333

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$13,089	$—	$13,089
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(1,024,344)	—	(1,024,344)
Total Other Financial Instruments	$—	$(1,011,255)	$—	$(1,011,255)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2014	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Amortization	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 4/30/2015
Investments, at value
China	$—	$12,636	$—	$28	$34	$—	$—	$12,698
Czech Republic	563,916	—	—	(58,634)	—	—	—	505,282
Total	$563,916	$12,636	$—	$(58,606)	$—	$—	$—	$517,980

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

See the table on “Quantitative information about Fair Value measurement” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2015.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 04/30/2015	Valuation Technique	Unobservable Input	Actual
Bank Loans	$517,980	At cost plus accrued interest	Loan Terms	N/A

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 13,089

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (1,024,344)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 2,275,192

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (1,164,708)

* See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$293,099,547
Gross tax appreciation of investments	6,034,328
Gross tax depreciation of investments	(29,290,542)
Net tax depreciation of investments	$(23,256,214)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $5,247,571)
Brazil Letras do Tesouro Nacional 9.836%, 01/01/2018(2)	BRL	70,000	$16,703	0.02
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	11,783,000	3,408,967	3.72
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	2,291,000	648,249	0.71
			4,073,919	4.45
Chile (Cost $229,160)
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	20,000,000	35,337	0.04
Chile (Rep of) 5.500%, 08/05/2020	CLP	81,000,000	141,864	0.15
			177,201	0.19
Colombia (Cost $6,689,655)
Colombia (Rep of) 12.000%, 10/22/2015	COP	585,000,000	253,225	0.28
Colombia (Rep of) 7.750%, 04/14/2021	COP	1,286,000,000	606,828	0.66
Colombia (Rep of) 4.375%, 03/21/2023	COP	369,000,000	144,068	0.16
Colombian TES 7.250%, 06/15/2016	COP	81,600,000	35,148	0.04
Colombian TES 7.000%, 09/11/2019	COP	856,400,000	379,806	0.41
Colombian TES 10.000%, 07/24/2024	COP	4,178,300,000	2,140,889	2.34
Colombian TES 7.500%, 08/26/2026	COP	2,358,600,000	1,025,145	1.12
Colombian TES 6.000%, 04/28/2028	COP	2,836,900,000	1,061,964	1.16
			5,647,073	6.17
Hungary (Cost $2,413,557)
Hungary (Rep of) 6.750%, 02/24/2017	HUF	59,910,000	240,794	0.26
Hungary (Rep of) 6.750%, 11/24/2017	HUF	197,900,000	820,002	0.90
Hungary (Rep of) 6.500%, 06/24/2019	HUF	78,810,000	333,220	0.36
Hungary (Rep of) 7.000%, 06/24/2022	HUF	88,190,000	400,014	0.44
Hungary (Rep of) 6.000%, 11/24/2023	HUF	99,280,000	436,851	0.48
			2,230,881	2.44
Indonesia (Cost $3,910,878)
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	9,616,000,000	749,228	0.82
Indonesia (Rep of) 11.000%, 11/15/2020	IDR	1,200,000,000	106,330	0.12
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	9,445,000,000	759,826	0.83
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	422,000,000	30,395	0.03
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	14,608,000,000	1,233,260	1.35
Indonesia (Rep of) 8.250%, 06/15/2032	IDR	1,145,000,000	89,631	0.10
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	7,211,000,000	478,237	0.52
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	2,546,000,000	202,551	0.22
			3,649,458	3.99
Malaysia (Cost $5,974,453)
Malaysia (Rep of) 3.394%, 03/15/2017	MYR	1,651,000	464,326	0.51
Malaysia (Rep of) 3.580%, 09/28/2018	MYR	1,895,000	534,323	0.58
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	1,195,000	336,549	0.37
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	751,000	217,739	0.24
Malaysia (Rep of) 3.492%, 03/31/2020	MYR	2,824,000	787,194	0.86
Malaysia (Rep of) 3.659%, 10/15/2020	MYR	1,043,000	293,789	0.32
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	845,000	242,725	0.27
Malaysia (Rep of) 4.048%, 09/30/2021	MYR	646,000	184,157	0.20
Malaysia (Rep of) 3.795%, 09/30/2022	MYR	614,000	172,935	0.19
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	441,000	120,732	0.13
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	438,000	125,838	0.14

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Malaysia - (continued)
Malaysia (Rep of) 3.955%, 09/15/2025	MYR	2,351,000	$665,444	0.73
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	770,000	223,823	0.25
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	630,000	185,809	0.20
Malaysia (Rep of) 4.935%, 09/30/2043	MYR	669,000	198,363	0.22
Malaysia Government Investment Issue 4.194%, 07/15/2022	MYR	1,320,000	378,735	0.41
Malaysia Government Investment Issue 3.990%, 10/15/2025	MYR	1,705,000	479,835	0.52
			5,612,316	6.14
Mexico (Cost $6,930,067)
Mexican Bonos 6.500%, 06/09/2022	MXN	15,210,000	1,035,919	1.13
Mexican Bonos 8.000%, 12/07/2023	MXN	10,160,000	755,340	0.83
Mexican Bonos 10.000%, 12/05/2024	MXN	33,610,000	2,837,250	3.10
Mexican Bonos 7.500%, 06/03/2027	MXN	11,810,000	856,019	0.94
Mexican Udibonos 4.000%, 11/15/2040	MXN	2,300,000	872,494	0.95
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	2,540,000	160,592	0.18
			6,517,614	7.13
Peru (Cost $1,292,323)
Peru (Rep of) 5.700%, 08/12/2024	PEN	880,000	277,257	0.30
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,315,000	490,708	0.54
Peru (Rep of) 6.950%, 08/12/2031	PEN	164,000	54,195	0.06
Peru (Rep of) 6.900%, 08/12/2037	PEN	824,000	267,501	0.29
Peru (Rep of) 6.850%, 02/12/2042	PEN	174,000	55,396	0.06
			1,145,057	1.25
Philippines (Cost $660,573)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	5,000,000	120,284	0.13
Philippines (Rep of) 3.900%, 11/26/2022	PHP	10,000,000	227,038	0.25
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	263,081	0.29
			610,403	0.67
Poland (Cost $3,776,694)
Poland (Rep of) 3.000%, 08/24/2016	PLN	537,000	194,366	0.21
Poland (Rep of) 4.750%, 04/25/2017	PLN	653,000	192,117	0.21
Poland (Rep of) 3.250%, 07/25/2019	PLN	1,729,000	501,575	0.55
Poland (Rep of) 5.750%, 09/23/2022	PLN	7,359,000	2,493,578	2.72
Poland (Rep of) 2.750%, 08/25/2023	PLN	324,000	117,890	0.13
Poland (Rep of) 4.000%, 10/25/2023	PLN	140,000	43,102	0.05
			3,542,628	3.87
Romania (Cost $927,558)
Romania (Rep of) 5.900%, 07/26/2017	RON	880,000	243,324	0.27
Romania (Rep of) 5.600%, 11/28/2018	RON	170,000	48,323	0.05
Romania (Rep of) 4.750%, 06/24/2019	RON	160,000	44,482	0.05
Romania (Rep of) 5.750%, 04/29/2020	RON	1,140,000	332,936	0.36
Romania (Rep of) 5.950%, 06/11/2021	RON	600,000	178,751	0.20
			847,816	0.93
Russian Federation (Cost $6,813,565)
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	8,387,000	155,563	0.17
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	21,057,000	386,311	0.42
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	19,923,000	364,539	0.40
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	19,442,000	336,111	0.37
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	32,707,000	584,802	0.64
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	7,572,000	131,933	0.14
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	8,249,000	138,764	0.15
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	15,809,000	263,944	0.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	13,630,000	$220,287	0.24
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	38,786,000	655,846	0.72
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	6,577,000	108,595	0.12
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	18,338,000	290,147	0.32
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	12,603,000	196,500	0.21
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	28,083,000	466,142	0.51
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	11,551,000	171,572	0.19
			4,471,056	4.89
South Africa (Cost $11,467,423)
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	10,420,000	896,928	0.98
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	19,160,000	1,608,337	1.76
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	20,700,000	2,071,174	2.27
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	6,990,000	568,190	0.62
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	25,000,000	1,840,286	2.01
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	9,420,000	776,914	0.85
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	9,660,000	632,161	0.69
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	6,640,000	552,981	0.61
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	5,020,000	331,635	0.36
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	11,160,000	950,588	1.04
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	2,200,000	185,073	0.20
			10,414,267	11.39
Thailand (Cost $4,407,634)
Thailand (Rep of) 3.875%, 06/13/2019	THB	30,711,000	1,002,851	1.10
Thailand (Rep of) 1.200%, 07/14/2021	THB	17,400,000	543,331	0.59
Thailand (Rep of) 3.650%, 12/17/2021	THB	23,732,000	780,355	0.85
Thailand (Rep of) 3.625%, 06/16/2023	THB	17,052,000	563,135	0.62
Thailand (Rep of) 3.850%, 12/12/2025	THB	20,534,000	700,679	0.77
Thailand (Rep of) 1.250%, 03/12/2028	THB	10,000,000	282,863	0.31
Thailand (Rep of) 4.675%, 06/29/2044	THB	13,800,000	503,427	0.55
			4,376,641	4.79
Turkey (Cost $9,314,871)
Turkey (Rep of) 10.700%, 02/24/2016	TRY	890,000	334,175	0.37
Turkey (Rep of) 8.200%, 07/13/2016	TRY	1,276,000	468,104	0.51
Turkey (Rep of) 8.300%, 06/20/2018	TRY	2,042,000	741,128	0.81
Turkey (Rep of) 10.400%, 03/27/2019	TRY	1,464,000	565,584	0.62
Turkey (Rep of) 9.500%, 01/12/2022	TRY	1,277,000	482,590	0.53
Turkey (Rep of) 3.000%, 02/23/2022	TRY	1,657,000	808,264	0.88
Turkey (Rep of) 8.500%, 09/14/2022	TRY	1,575,000	567,963	0.62
Turkey (Rep of) 7.100%, 03/08/2023	TRY	3,245,000	1,069,687	1.17
Turkey (Rep of) 8.800%, 09/27/2023	TRY	2,190,000	799,760	0.87
Turkey (Rep of) 10.400%, 03/20/2024	TRY	864,000	347,527	0.38
Turkey (Rep of) 9.000%, 07/24/2024	TRY	3,264,000	1,215,176	1.33
			7,399,958	8.09
Uruguay (Cost $1,676,672)
Uruguay (Rep of) 5.000%, 09/14/2018(3)	UYU	5,200,000	392,369	0.43
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	1,929,000	133,679	0.15
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	7,500,000	377,690	0.41
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	3,970,000	243,768	0.27
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	700,000	77,509	0.08
			1,225,015	1.34
Total Debt Securities (Cost $71,732,654)			61,941,303	67.73

Total Investments in Securities (Cost $71,732,654)			61,941,303	67.73

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $3,917,166)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	10,500,000,000	$844,698	0.92
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	56,312	0.06
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	5,610,000,000	446,312	0.49
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875%, 04/15/2019	IDR	1,456,000,000	113,444	0.13
Indonesia (Rep of), Issued by Deutsche Bank, 8.375%, 03/15/2034	IDR	6,412,000,000	510,116	0.56
Indonesia (Rep of), Issued by HSBC, 10.500%, 08/15/2030	IDR	2,180,000,000	204,598	0.22
Indonesia (Rep of), Issued by HSBC, 8.250%, 06/15/2032	IDR	30,000,000	2,348	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	2,600,000,000	209,163	0.23
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	10,198,000,000	734,525	0.80
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,064,000,000	99,859	0.11
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	4,840,000,000	385,053	0.42
			3,606,428	3.94
Total Fully Funded Total Return Swaps (Cost $3,917,166)			3,606,428	3.94

Total Investments (Total Cost $75,649,820)			65,547,731	71.67

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			25,907,549	28.33

Net Assets			$91,455,280	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

At April 30, 2015, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/04/2015	Standard Chartered	Chinese Offshore Yuan	7,307,150.00	United States Dollar	1,113,895.00	$62,560
05/04/2015	Standard Chartered	Chinese Offshore Yuan	1,413,570	United States Dollar	213,337	14,249
05/04/2015	Standard Chartered	United States Dollar	1,340,000	Chinese Offshore Yuan	8,720,720	(64,040)
05/05/2015	Deutsche Bank	Brazilian Real	3,121,729	United States Dollar	980,000	54,227
05/05/2015	Goldman Sachs	Brazilian Real	7,251,529	United States Dollar	2,257,180	145,248
05/05/2015	HSBC Bank	Brazilian Real	2,963,375	United States Dollar	920,000	61,765
05/05/2015	HSBC Bank	Brazilian Real	1,244,243	United States Dollar	386,711	25,506
05/05/2015	HSBC Bank	Brazilian Real	5,450,100	United States Dollar	1,850,000	(44,384)
05/05/2015	Morgan Stanley	Brazilian Real	6,055,318	United States Dollar	1,889,571	116,553
05/05/2015	HSBC Bank	United States Dollar	1,975,983	Brazilian Real	5,772,833	63,446
05/05/2015	Morgan Stanley	United States Dollar	5,085,037	Brazilian Real	14,708,470	212,128
05/05/2015	Santander	United States Dollar	1,929,429	Brazilian Real	5,604,991	72,498
05/18/2015	Citibank	Russian Ruble	39,847,273	United States Dollar	590,000	178,063
05/18/2015	Citibank	United States Dollar	240,000	Russian Ruble	14,263,200	(34,926)
05/18/2015	HSBC Bank	United States Dollar	450,825	Russian Ruble	23,272,054	2,252
05/19/2015	Credit Suisse	Peruvian Neuvo Sol	1,093,750	United States Dollar	350,000	(1,698)
05/19/2015	Deutsche Bank	Peruvian Neuvo Sol	1,090,600	United States Dollar	350,000	(2,701)
05/19/2015	Standard Chartered	Peruvian Neuvo Sol	1,085,000	United States Dollar	346,093	(577)
05/19/2015	Morgan Stanley	United States Dollar	535,151	Peruvian Neuvo Sol	1,679,625	278
05/19/2015	Standard Chartered	United States Dollar	524,849	Peruvian Neuvo Sol	1,652,067	(1,248)
05/29/2015	Citibank	Indian Rupee	17,276,590	United States Dollar	272,824	(2,951)
05/29/2015	Citibank	Indian Rupee	17,084,959	United States Dollar	270,910	(4,031)
05/29/2015	Deutsche Bank	Indian Rupee	609,670	United States Dollar	9,618	(94)
05/29/2015	Merrill Lynch	Indian Rupee	13,705,181	United States Dollar	217,854	(3,769)
05/29/2015	Standard Chartered	Indian Rupee	20,856,388	United States Dollar	328,318	(2,526)
05/29/2015	Deutsche Bank	Malaysian Ringgit	3,012,670	United States Dollar	828,909	13,106
05/29/2015	UBS	Malaysian Ringgit	4,781,400	United States Dollar	1,317,553	18,806
05/29/2015	Morgan Stanley	Polish Zloty	5,188,763	United States Dollar	1,401,346	38,572
05/29/2015	Morgan Stanley	Russian Ruble	8,403,465	United States Dollar	133,952	27,315
05/29/2015	Morgan Stanley	Russian Ruble	15,294,600	United States Dollar	290,000	3,511
05/29/2015	ANZ	Thai Baht	25,631,790	United States Dollar	782,889	(6,095)
05/29/2015	Deutsche Bank	Thai Baht	7,781,889	United States Dollar	238,051	(2,214)
05/29/2015	Standard Chartered	United States Dollar	2,293,164	Euro	2,146,572	(118,049)
05/29/2015	BNP Paribas	United States Dollar	1,089,098	Indian Rupee	68,934,465	12,292
05/29/2015	Deutsche Bank	United States Dollar	454,900	Indian Rupee	28,781,523	5,312
05/29/2015	Barclays	United States Dollar	55,880	Russian Ruble	2,962,478	(972)
05/29/2015	Credit Suisse	United States Dollar	1,015,270	Russian Ruble	52,952,422	(914)
06/02/2015	HSBC Bank	Brazilian Real	5,772,833	United States Dollar	1,957,457	(64,143)
06/02/2015	Morgan Stanley	Brazilian Real	14,708,470	United States Dollar	5,037,061	(213,130)
06/02/2015	Santander	Brazilian Real	5,604,991	United States Dollar	1,911,270	(73,003)
06/02/2015	Morgan Stanley	United States Dollar	140,000	Brazilian Real	411,180	5,145
06/02/2015	Santander	United States Dollar	610,000	Brazilian Real	1,821,460	12,616
06/30/2015	Deutsche Bank	Hungarian Forint	316,756,106	United States Dollar	1,147,192	21,997
06/30/2015	Merrill Lynch	Indian Rupee	28,183,200	United States Dollar	445,408	(7,860)
06/30/2015	ANZ	Indonesian Rupiah	3,816,400,000	United States Dollar	290,000	(622)
06/30/2015	HSBC Bank	Indonesian Rupiah	3,428,100,000	United States Dollar	260,000	(64)
06/30/2015	ANZ	Malaysian Ringgit	4,993,900	United States Dollar	1,341,220	51,280
06/30/2015	Standard Chartered	Malaysian Ringgit	534,675	United States Dollar	150,000	(911)
06/30/2015	HSBC Bank	Polish Zloty	3,083,990	United States Dollar	811,683	43,204
06/30/2015	JP Morgan	Polish Zloty	3,083,990	United States Dollar	800,101	54,787
06/30/2015	Morgan Stanley	Russian Ruble	6,374,400	United States Dollar	99,522	21,348
06/30/2015	Barclays	Thai Baht	7,523,300	United States Dollar	230,000	(2,209)
06/30/2015	BNP Paribas	Thai Baht	30,849,263	United States Dollar	948,916	(14,860)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
06/30/2015	Morgan Stanley	Thai Baht	20,604,500	United States Dollar	633,400	$(9,536)
06/30/2015	ANZ	United States Dollar	145,800	Indonesian Rupiah	1,931,124,798	(627)
06/30/2015	Barclays	United States Dollar	146,447	Philippine Peso	6,499,320	1,170
06/30/2015	Barclays	United States Dollar	55,880	Russian Ruble	2,962,478	(294)
06/30/2015	Barclays	United States Dollar	1,620,472	Singapore Dollar	2,155,633	(6,836)
06/30/2015	BNP Paribas	United States Dollar	2,277,814	Singapore Dollar	3,106,596	(67,386)
06/30/2015	Merrill Lynch	United States Dollar	70,000	Singapore Dollar	92,949	(168)
07/17/2015	Standard Chartered	Chinese Offshore Yuan	4,780,030	United States Dollar	719,234	45,306
07/17/2015	Standard Chartered	Chinese Offshore Yuan	125,800	United States Dollar	19,129	992
07/17/2015	Standard Chartered	United States Dollar	740,000	Chinese Offshore Yuan	4,905,830	(44,661)
07/31/2015	BNP Paribas	Chilean Peso	287,311,000	United States Dollar	470,000	(4,351)
07/31/2015	Santander	Chilean Peso	562,134,780	United States Dollar	905,719	5,340
07/31/2015	Credit Suisse	Colombian Peso	2,023,616,000	United States Dollar	803,820	37,640
07/31/2015	Credit Suisse	Colombian Peso	762,066,084	United States Dollar	311,811	5,071
07/31/2015	JP Morgan	Colombian Peso	2,987,435,850	United States Dollar	1,185,608	56,628
07/31/2015	JP Morgan	Colombian Peso	2,020,978,064	United States Dollar	808,391	31,972
07/31/2015	HSBC Bank	Hungarian Forint	308,947,654	United States Dollar	1,101,653	38,043
07/31/2015	Merrill Lynch	Hungarian Forint	16,603,794	United States Dollar	60,000	1,251
07/31/2015	BNP Paribas	Mexican Peso	3,697,382	United States Dollar	240,000	(595)
07/31/2015	Merrill Lynch	Mexican Peso	23,466,062	United States Dollar	1,508,247	11,180
07/31/2015	Standard Chartered	Mexican Peso	3,547,451	United States Dollar	230,000	(303)
07/31/2015	UBS	Mexican Peso	26,772,906	United States Dollar	1,726,171	7,375
07/31/2015	Citibank	Peruvian Neuvo Sol	158,180	United States Dollar	50,000	(257)
07/31/2015	Goldman Sachs	Peruvian Neuvo Sol	1,625,874	United States Dollar	511,522	(236)
07/31/2015	HSBC Bank	Polish Zloty	8,610,776	United States Dollar	2,323,406	61,071
07/31/2015	Merrill Lynch	Polish Zloty	478,647	United States Dollar	130,000	2,546
07/31/2015	Merrill Lynch	Romanian Leu	324,552	United States Dollar	80,000	2,225
07/31/2015	Morgan Stanley	Romanian Leu	5,602,730	United States Dollar	1,353,971	65,467
07/31/2015	Barclays	South African Rand	6,017,981	United States Dollar	498,000	66
07/31/2015	Citibank	South African Rand	4,226,436	United States Dollar	347,346	2,447
07/31/2015	JP Morgan	South African Rand	303,383	United States Dollar	24,491	618
07/31/2015	Merrill Lynch	South African Rand	1,365,045	United States Dollar	112,000	975
07/31/2015	Merrill Lynch	South African Rand	721,070	United States Dollar	60,000	(322)
07/31/2015	Deutsche Bank	Turkish Lira	2,329,168	United States Dollar	830,926	17,435
07/31/2015	UBS	Turkish Lira	358,081	United States Dollar	130,000	425
07/31/2015	HSBC Bank	United States Dollar	82,517	Chilean Peso	51,478,159	(914)
07/31/2015	Deutsche Bank	United States Dollar	279,940	Mexican Peso	4,328,995	(362)
07/31/2015	Goldman Sachs	United States Dollar	246,228	South African Rand	2,947,306	2,300
07/31/2015	JP Morgan	United States Dollar	407,602	South African Rand	5,049,209	(10,286)
11/30/2015	BNP Paribas	United States Dollar	725,848	Singapore Dollar	985,520	(16,126)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	5,017,910	United States Dollar	788,298	(17,951)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	10,100,000	United States Dollar	1,584,687	(34,141)
03/06/2017	HSBC Bank	United States Dollar	1,810,000	Chinese Offshore Yuan	11,296,210	75,813
03/06/2017	HSBC Bank	United States Dollar	600,000	Chinese Offshore Yuan	3,821,700	13,295
03/20/2017	Standard Chartered	Chinese Offshore Yuan	11,312,741	United States Dollar	1,773,852	(38,674)
03/20/2017	Standard Chartered	United States Dollar	1,267,821	Chinese Offshore Yuan	7,998,680	40,962
03/20/2017	Standard Chartered	United States Dollar	523,548	Chinese Offshore Yuan	3,314,060	15,229

Total						$958,889

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

At April 30, 2015, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank Deposit Rate	11.705%	BRL	1,168,797	01/04/2021	$(16,052)	HSBC
Brazil CETIP Interbank Deposit Rate	11.250%	BRL	2,320,998	01/04/2021	(52,433)	HSBC
Brazil CETIP Interbank Deposit Rate	12.240%	BRL	2,032,076	01/04/2021	(9,488)	Morgan Stanley
Brazil CETIP Interbank Deposit Rate	12.765%	BRL	2,706,396	01/04/2021	11,962	HSBC
Brazil CETIP Interbank Deposit Rate	12.673%	BRL	2,725,641	01/04/2021	7,685	HSBC
Brazil CETIP Interbank Deposit Rate	12.860%	BRL	2,048,861	01/04/2021	12,383	HSBC
Brazil CETIP Interbank Deposit Rate	12.170%	BRL	2,444,981	01/04/2021	(13,781)	HSBC
Brazil CETIP Interbank Deposit Rate	13.270%	BRL	17,002,963	01/02/2017	(12,697)	HSBC
MYR-KLIBOR-BNM 3 Month	3.725%	MYR	1,300,000	04/09/2023	(5,700)	Barclays Capital
WIBOR Poland 6 Month	3.655%	PLN	1,800,000	02/26/2019	31,927	HSBC
WIBOR Poland 6 Month	3.560%	PLN	800,000	04/01/2019	13,327	HSBC
WIBOR Poland 6 Month	3.570%	PLN	1,000,000	04/03/2019	16,722	HSBC
WIBOR Poland 6 Month	3.865%	PLN	550,000	02/22/2023	17,623	HSBC

					$1,478

At April 30, 2015, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Variable Margin Payables	Counterparty

3.250%	WIBOR Poland 6 Month	PLN	250,000	12/07/2017	$(2,802)	HSBC

					$(2,802)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$345,665	$—	$345,665
Financial Certificates	—	378,735	—	378,735
Government Bonds	—	57,172,680	—	57,172,680
Index Linked Government Bonds	—	4,044,223	—	4,044,223

Total Debt Securities	—	61,941,303	—	61,941,303
Fully Funded Total Return Swaps	—	3,606,428	—	3,606,428
Total Investments	$—	$65,547,731	$—	$65,547,731

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$1,880,906	$—	$1,880,906
Interest Rate Swap Contracts	—	111,629	—	111,629
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(922,017)	—	(922,017)
Interest Rate Swap Contracts	—	(110,151)	—	(110,151)
Centrally Cleared Swap Contracts	—	(2,802)	—	(2,802)
Total Other Financial Instruments	$—	$957,565	$—	$957,565

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$111,629
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,880,906	—

	$1,880,906	$111,629

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(110,151)
Variable Margin Payables on Centrally Cleared Swap Contracts	—	(2,802)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(922,017)	—

	$(922,017)	$(112,953)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$39,711	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(123,314)

	$39,711	$(123,314)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$854,839	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(189,932)

	$854,839	$(189,932)

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$76,045,701
Gross tax appreciation of investments	127,331
Gross tax depreciation of investments	(10,625,301)
Net tax depreciation of investments	$(10,497,970)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $931,955)
Brazil Letras do Tesouro Nacional 11.774%, 04/01/2016(2)	BRL	1,000	$295	—
Brazil Letras do Tesouro Nacional 9.863%, 01/01/2017(2)	BRL	590,000	158,504	1.75
Brazil Letras do Tesouro Nacional 9.730%, 01/01/2018(2)	BRL	1,612,000	384,651	4.23
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	956,000	283,164	3.12
			826,614	9.10
Colombia (Cost $145,003)
Colombia (Rep of) 12.000%, 10/22/2015	COP	75,000,000	32,465	0.36
Colombian TES 8.000%, 10/28/2015	COP	155,700,000	66,368	0.73
Colombian TES 6.000%, 04/28/2028	COP	60,000,000	22,460	0.25
			121,293	1.34
Romania (Cost $134,055)
Romania (Rep of) 5.800%, 10/26/2015	RON	360,000	93,273	1.03
Romania (Rep of) 5.900%, 07/26/2017	RON	90,000	24,885	0.27
Romania (Rep of) 5.600%, 11/28/2018	RON	30,000	8,528	0.09
			126,686	1.39
Turkey (Cost $93,691)
Turkey (Rep of) 10.700%, 02/24/2016	TRY	90,000	33,793	0.37
Turkey (Rep of) 8.200%, 07/13/2016	TRY	120,000	44,022	0.49
			77,815	0.86
Uruguay (Cost $150,465)
Uruguay (Rep of) 5.000%, 09/14/2018(3)	UYU	50,000	3,773	0.04
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	1,640,000	113,651	1.25
			117,424	1.29
Total Debt Securities (Cost $1,455,169)			1,269,832	13.98

Total Investments (Total Cost $1,455,169)			1,269,832	13.98

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			7,815,686	86.02

Net Assets			$9,085,518	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

At April 30, 2015, the Ashmore Emerging Markets Currency Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/04/2015	Standard Chartered	Chinese Offshore Yuan	7,614,360	United States Dollar	1,160,726	$65,190
05/04/2015	Standard Chartered	United States Dollar	1,170,000	Chinese Offshore Yuan	7,614,360	(55,916)
05/05/2015	Deutsche Bank	Brazilian Real	350,398	United States Dollar	110,000	6,087
05/05/2015	HSBC Bank	Brazilian Real	84,433	United States Dollar	28,901	(928)
05/05/2015	HSBC Bank	Brazilian Real	589,200	United States Dollar	200,000	(4,798)
05/05/2015	Morgan Stanley	Brazilian Real	215,126	United States Dollar	74,374	(3,103)
05/05/2015	Santander	Brazilian Real	81,978	United States Dollar	28,220	(1,060)
05/05/2015	Goldman Sachs	United States Dollar	199,939	Brazilian Real	642,335	(12,866)
05/05/2015	HSBC Bank	United States Dollar	10,000	Brazilian Real	32,211	(671)
05/05/2015	HSBC Bank	United States Dollar	34,255	Brazilian Real	110,214	(2,259)
05/05/2015	Morgan Stanley	United States Dollar	167,377	Brazilian Real	536,376	(10,324)
05/18/2015	Citibank	Russian Ruble	3,376,888	United States Dollar	50,000	15,090
05/18/2015	HSBC Bank	Russian Ruble	23,441,870	United States Dollar	454,115	(2,269)
05/18/2015	Citibank	United States Dollar	10,000	Russian Ruble	594,300	(1,455)
05/19/2015	Credit Suisse	Peruvian Neuvo Sol	104,166	United States Dollar	33,333	(162)
05/19/2015	Deutsche Bank	Peruvian Neuvo Sol	103,866	United States Dollar	33,333	(257)
05/19/2015	Standard Chartered	Peruvian Neuvo Sol	103,335	United States Dollar	32,962	(55)
05/19/2015	Morgan Stanley	United States Dollar	45,438	Peruvian Neuvo Sol	142,612	24
05/19/2015	Standard Chartered	United States Dollar	44,562	Peruvian Neuvo Sol	140,268	(106)
05/29/2015	HSBC Bank	Chinese Yuan Renminbi	2,394,255	United States Dollar	387,608	2,511
05/29/2015	Citibank	Indian Rupee	19,368,776	United States Dollar	305,863	(3,309)
05/29/2015	Citibank	Indian Rupee	19,153,938	United States Dollar	303,717	(4,519)
05/29/2015	Merrill Lynch	Indian Rupee	15,364,871	United States Dollar	244,236	(4,225)
05/29/2015	Deutsche Bank	Malaysian Ringgit	323,953	United States Dollar	89,133	1,409
05/29/2015	UBS	Malaysian Ringgit	513,900	United States Dollar	141,609	2,021
05/29/2015	Morgan Stanley	Polish Zloty	139,278	United States Dollar	37,615	1,035
05/29/2015	HSBC Bank	Russian Ruble	269,776	United States Dollar	5,190	(13)
05/29/2015	Morgan Stanley	Russian Ruble	8,401,058	United States Dollar	133,913	27,307
05/29/2015	ANZ	Thai Baht	2,833,024	United States Dollar	86,531	(674)
05/29/2015	Deutsche Bank	Thai Baht	860,116	United States Dollar	26,311	(245)
05/29/2015	Standard Chartered	United States Dollar	225,639	Euro	211,214	(11,616)
05/29/2015	BNP Paribas	United States Dollar	110,828	Indian Rupee	7,014,878	1,251
05/29/2015	Deutsche Bank	United States Dollar	48,140	Indian Rupee	3,045,818	562
05/29/2015	BNP Paribas	United States Dollar	13,320	Polish Zloty	47,805	54
05/29/2015	Credit Suisse	United States Dollar	102,840	Russian Ruble	5,363,723	(93)
06/02/2015	HSBC Bank	United States Dollar	28,630	Brazilian Real	84,433	938
06/02/2015	Morgan Stanley	United States Dollar	73,672	Brazilian Real	215,126	3,117
06/02/2015	Santander	United States Dollar	27,954	Brazilian Real	81,978	1,068
06/30/2015	UBS	Chinese Yuan Renminbi	3,393,758	United States Dollar	549,819	1,883
06/30/2015	Deutsche Bank	Hungarian Forint	26,563,446	United States Dollar	96,204	1,845
06/30/2015	Merrill Lynch	Indian Rupee	3,352,800	United States Dollar	52,988	(935)
06/30/2015	ANZ	Indonesian Rupiah	3,892,501,157	United States Dollar	293,885	1,264
06/30/2015	JP Morgan	Korean Won	1,004,084,493	United States Dollar	915,801	14,699
06/30/2015	ANZ	Malaysian Ringgit	536,800	United States Dollar	144,169	5,512
06/30/2015	Barclays	Philippine Peso	5,085,034	United States Dollar	114,579	(915)
06/30/2015	HSBC Bank	Polish Zloty	299,616	United States Dollar	78,857	4,197
06/30/2015	JP Morgan	Polish Zloty	299,616	United States Dollar	77,732	5,323
06/30/2015	Morgan Stanley	Russian Ruble	14,913,188	United States Dollar	232,837	49,945
06/30/2015	Merrill Lynch	Singapore Dollar	352,328	United States Dollar	260,059	5,917
06/30/2015	BNP Paribas	Taiwan Dollar	17,277,406	United States Dollar	553,320	11,088
06/30/2015	BNP Paribas	Thai Baht	6,634,200	United States Dollar	204,066	(3,196)
06/30/2015	Morgan Stanley	Thai Baht	4,431,200	United States Dollar	136,219	(2,051)
07/17/2015	Standard Chartered	Chinese Offshore Yuan	7,141,600	United States Dollar	1,074,571	67,690
07/17/2015	Standard Chartered	Chinese Offshore Yuan	1,410,455	United States Dollar	214,469	11,126
07/17/2015	Standard Chartered	United States Dollar	1,290,000	Chinese Offshore Yuan	8,552,055	(77,855)
07/31/2015	BNP Paribas	Chilean Peso	30,565,000	United States Dollar	50,000	(463)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
07/31/2015	HSBC Bank	Chilean Peso	91,214,887	United States Dollar	146,213	$1,620
07/31/2015	Santander	Chilean Peso	56,213,478	United States Dollar	90,572	534
07/31/2015	Credit Suisse	Colombian Peso	227,656,800	United States Dollar	90,430	4,235
07/31/2015	Credit Suisse	Colombian Peso	53,479,608	United States Dollar	21,882	356
07/31/2015	JP Morgan	Colombian Peso	114,267,595	United States Dollar	45,349	2,166
07/31/2015	JP Morgan	Colombian Peso	77,301,176	United States Dollar	30,920	1,223
07/31/2015	Barclays	Czech Koruna	6,935,076	United States Dollar	272,209	11,846
07/31/2015	HSBC Bank	Hungarian Forint	25,908,623	United States Dollar	92,386	3,190
07/31/2015	BNP Paribas	Israeli Shekel	530,215	United States Dollar	134,994	2,389
07/31/2015	Merrill Lynch	Mexican Peso	5,505,555	United States Dollar	353,862	2,623
07/31/2015	UBS	Mexican Peso	6,281,399	United States Dollar	404,990	1,730
07/31/2015	Goldman Sachs	Peruvian Neuvo Sol	221,383	United States Dollar	69,650	(32)
07/31/2015	HSBC Bank	Polish Zloty	636,811	United States Dollar	171,828	4,517
07/31/2015	Barclays	South African Rand	688,805	United States Dollar	57,000	8
07/31/2015	Citibank	South African Rand	362,266	United States Dollar	29,773	210
07/31/2015	JP Morgan	South African Rand	3,348,787	United States Dollar	270,334	6,822
07/31/2015	Merrill Lynch	South African Rand	158,443	United States Dollar	13,000	113
07/31/2015	Deutsche Bank	Turkish Lira	658,671	United States Dollar	234,980	4,931
07/31/2015	Morgan Stanley	United States Dollar	14,909	Romanian Leu	61,694	(721)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	80,322	United States Dollar	12,618	(287)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	1,430,000	United States Dollar	224,367	(4,834)
03/06/2017	HSBC Bank	United States Dollar	242,000	Chinese Offshore Yuan	1,510,322	10,136
03/20/2017	Standard Chartered	Chinese Offshore Yuan	1,525,903	United States Dollar	239,264	(5,217)
03/20/2017	Standard Chartered	United States Dollar	171,008	Chinese Offshore Yuan	1,078,891	5,525
03/20/2017	Standard Chartered	United States Dollar	70,618	Chinese Offshore Yuan	447,012	2,054

Total						$156,952

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Currency Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$1,152,408	$—	$1,152,408
Index Linked Government Bonds	—	117,424	—	117,424
Total Investments	$—	$1,269,832	$—	$1,269,832
Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$374,381	$—	$374,381
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(217,429)	—	(217,429)
Total Other Financial Instruments	$—	$156,952	$—	$156,952

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$374,381

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$217,429

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$196,968	$—
Net Realized Gain on Interest Rate Swap Contracts	—	3,354

	$196,968	$3,354

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$193,642	$—

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$1,455,578
Gross tax appreciation of investments	860
Gross tax depreciation of investments	(186,606)
Net tax depreciation of investments	$(185,746)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $33,101)
Argentina (Rep of) 8.750%, 06/02/2017(2)		1,009	$984	0.02
Argentina (Rep of) 8.280%, 12/31/2033(2)		5,408	5,376	0.09
Argentina (Rep of), FRN 2.500%, 12/31/2038(2)		55,232	31,896	0.58
			38,256	0.69
Azerbaijan (Cost $51,739)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		50,000	51,745	0.94
			51,745	0.94
Belarus (Cost $183,350)
Belarus (Rep of) 8.750%, 08/03/2015		70,000	67,329	1.22
Belarus (Rep of) 8.950%, 01/26/2018(3)		130,000	118,560	2.15
			185,889	3.37
Bolivia (Cost $59,543)
Bolivian (Rep of) 4.875%, 10/29/2022		60,000	60,675	1.10
			60,675	1.10
Brazil (Cost $619,467)
Brazil (Fed Rep of) 4.875%, 01/22/2021		50,000	53,425	0.97
Brazil (Fed Rep of) 4.250%, 01/07/2025		56,000	55,222	1.00
Brazil (Fed Rep of) 8.250%, 01/20/2034		9,000	11,880	0.21
Brazil (Fed Rep of) 7.125%, 01/20/2037		32,000	38,800	0.70
Brazil Letras do Tesouro Nacional 11.547%, 01/01/2016(4)	BRL	130,000	39,582	0.72
Brazil Letras do Tesouro Nacional 11.809%, 04/01/2016(4)	BRL	599,000	176,782	3.21
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		200,000	194,460	3.53
Petrobras Global Finance B.V. 6.250%, 03/17/2024		17,000	16,891	0.31
Petrobras Global Finance B.V. 6.875%, 01/20/2040		15,000	14,112	0.26
			601,154	10.91
Chile (Cost $72,128)
Empresa Nacional del Petroleo 5.250%, 08/10/2020		70,000	75,237	1.37
			75,237	1.37
China (Cost $106,118)
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		100,000	107,724	1.96
			107,724	1.96
Colombia (Cost $250,393)
Colombia (Rep of) 11.750%, 02/25/2020		50,000	69,075	1.26
Colombia (Rep of) 8.125%, 05/21/2024		20,000	26,525	0.48
Colombia (Rep of) 6.125%, 01/18/2041		100,000	117,000	2.12
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	5,000,000	2,270	0.04
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	34,000,000	13,589	0.25
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	30,000,000	13,336	0.24
			241,795	4.39
Costa Rica (Cost $58,316)
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	55,800	1.01
			55,800	1.01
Croatia (Cost $133,566)
Croatia (Rep of) 6.625%, 07/14/2020		120,000	133,613	2.42
			133,613	2.42
Dominican Republic (Cost $61,325)
Dominican (Rep of) 5.875%, 04/18/2024		60,000	63,600	1.15
			63,600	1.15

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Egypt (Cost $37,229)
Egypt (Rep of) 5.750%, 04/29/2020		40,000	$42,584	0.77
			42,584	0.77
El Salvador (Cost $30,541)
El Salvador (Rep of) 5.875%, 01/30/2025		30,000	29,812	0.54
			29,812	0.54
Georgia (Cost $31,762)
Georgian Railway JSC 7.750%, 07/11/2022		30,000	32,967	0.60
			32,967	0.60
Hungary (Cost $210,754)
Hungary (Rep of) 4.125%, 02/19/2018		28,000	29,225	0.53
Hungary (Rep of) 6.250%, 01/29/2020		30,000	34,305	0.62
Hungary (Rep of) 5.375%, 02/21/2023(3)		50,000	55,949	1.02
Hungary (Rep of) 5.750%, 11/22/2023		40,000	45,970	0.83
Hungary (Rep of) 5.375%, 03/25/2024		18,000	20,225	0.37
Hungary (Rep of) 7.625%, 03/29/2041		38,000	54,625	0.99
			240,299	4.36
Indonesia (Cost $240,532)
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	33,873	0.62
Indonesia (Rep of) 5.875%, 03/13/2020		160,000	182,277	3.31
Indonesia (Rep of) 7.750%, 01/17/2038		30,000	40,967	0.74
			257,117	4.67
Iraq (Cost $57,747)
Iraq (Rep of) 5.800%, 01/15/2028		70,000	60,375	1.10
			60,375	1.10
Ivory Coast (Cost $113,600)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		130,000	124,280	2.26
			124,280	2.26
Kazakhstan (Cost $218,115)
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	58,140	1.06
Kazkommertsbank JSC 5.500%, 12/21/2022		9,784	7,379	0.14
KazMunayGas National Co. JSC 7.000%, 05/05/2020		70,000	76,230	1.38
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	66,325	1.20
			208,074	3.78
Latvia (Cost $28,823)
Latvia (Rep of) 2.750%, 01/12/2020		30,000	30,501	0.55
			30,501	0.55
Lebanon (Cost $142,245)
Lebanon (Rep of) 4.100%, 06/12/2015		6,000	5,973	0.11
Lebanon (Rep of) 5.150%, 11/12/2018		10,000	10,050	0.18
Lebanon (Rep of) 5.450%, 11/28/2019		10,000	10,075	0.18
Lebanon (Rep of) 6.375%, 03/09/2020		10,000	10,458	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		14,000	15,902	0.29
Lebanon (Rep of) 6.100%, 10/04/2022		41,000	41,820	0.76
Lebanon (Rep of) 6.000%, 01/27/2023		10,000	10,164	0.19
Lebanon (Rep of) 6.600%, 11/27/2026		40,000	41,450	0.75
			145,892	2.65
Lithuania (Cost $120,626)
Lithuania (Rep of) 7.375%, 02/11/2020		100,000	121,400	2.20
			121,400	2.20
Malaysia (Cost $67,174)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	65,431	1.19
			65,431	1.19

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Mexico (Cost $415,186)
Cemex Finance LLC 9.375%, 10/12/2022(3)		200,000	$227,700	4.13
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		15,000	13,833	0.25
Mexico (Rep of) 6.750%, 09/27/2034		39,000	51,675	0.94
Mexico (Rep of) 4.750%, 03/08/2044		14,000	14,375	0.26
Mexico (Rep of) 5.550%, 01/21/2045		20,000	22,850	0.41
Mexico (Rep of) 5.750%, 10/12/2110		16,000	17,040	0.31
Petroleos Mexicanos 6.000%, 03/05/2020		10,000	11,340	0.21
Petroleos Mexicanos 6.500%, 06/02/2041		16,000	17,660	0.32
Petroleos Mexicanos 5.500%, 06/27/2044		15,000	14,797	0.27
Petroleos Mexicanos 5.625%, 01/23/2046		21,000	21,044	0.38
			412,314	7.48
Morocco (Cost $46,516)
Morocco (Rep of) 4.250%, 12/11/2022		50,000	51,262	0.93
			51,262	0.93
Pakistan (Cost $101,257)
Pakistan (Rep of) 7.125%, 03/31/2016		100,000	102,750	1.86
			102,750	1.86
Panama (Cost $68,452)
Panama (Rep of) 8.875%, 09/30/2027		25,000	36,312	0.66
Panama (Rep of) 9.375%, 04/01/2029		10,000	15,213	0.28
Panama (Rep of) 6.700%, 01/26/2036		15,000	19,388	0.35
			70,913	1.29
Peru (Cost $108,857)
Peru (Rep of) 8.750%, 11/21/2033		44,000	69,410	1.26
Peru (Rep of) 5.625%, 11/18/2050		29,000	34,872	0.63
			104,282	1.89
Philippines (Cost $159,396)
Philippines (Rep of) 4.000%, 01/15/2021		50,000	54,875	1.00
Philippines (Rep of) 10.625%, 03/16/2025		15,000	24,412	0.44
Philippines (Rep of) 9.500%, 02/02/2030		54,000	90,653	1.64
			169,940	3.08
Poland (Cost $31,619)
Poland (Rep of) 5.000%, 03/23/2022		20,000	22,815	0.41
Poland (Rep of) 3.000%, 03/17/2023		10,000	10,166	0.19
			32,981	0.60
Romania (Cost $100,028)
Romania (Rep of) 6.750%, 02/07/2022		40,000	48,100	0.88
Romania (Rep of) 4.375%, 08/22/2023		50,000	53,000	0.96
Romania (Rep of) 6.125%, 01/22/2044		4,000	5,003	0.09
			106,103	1.93
Russian Federation (Cost $217,426)
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		10,000	9,400	0.17
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017(3)		100,000	97,278	1.76
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		100,000	95,750	1.74
			202,428	3.67
Senegal (Cost $32,440)
Senegal (Rep of) 8.750%, 05/13/2021		30,000	33,735	0.61
			33,735	0.61

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Serbia (Cost $52,464)
Serbia (Rep of) 7.250%, 09/28/2021		50,000	$57,589	1.05
			57,589	1.05
South Africa (Cost $84,691)
South Africa (Rep of) 5.500%, 03/09/2020		80,000	87,600	1.59
			87,600	1.59
Sri Lanka (Cost $40,365)
Bank of Ceylon 6.875%, 05/03/2017		40,000	41,100	0.75
			41,100	0.75
Turkey (Cost $186,480)
Turkey (Rep of) 6.750%, 04/03/2018		50,000	55,250	1.00
Turkey (Rep of) 5.625%, 03/30/2021		40,000	43,636	0.79
Turkey (Rep of) 7.375%, 02/05/2025		10,000	12,288	0.22
Turkey (Rep of) 6.750%, 05/30/2040		30,000	36,375	0.66
Turkey (Rep of) 6.000%, 01/14/2041		40,000	44,420	0.81
			191,969	3.48
Ukraine (Cost $380,331)
MHP S.A. 8.250%, 04/02/2020		200,000	160,000	2.90
Ukraine (Rep of) 9.250%, 07/24/2017		70,000	32,200	0.59
Ukraine (Rep of) 7.950%, 02/23/2021		130,000	59,496	1.08
			251,696	4.57
United Arab Emirates (Cost $106,342)
DP World Ltd. 6.850%, 07/02/2037		100,000	112,476	2.04
			112,476	2.04
Uruguay (Cost $88,262)
Uruguay (Rep of) 4.500%, 08/14/2024		12,503	13,441	0.24
Uruguay (Rep of) 7.875%, 01/15/2033(5)		22,000	30,690	0.56
Uruguay (Rep of) 7.625%, 03/21/2036		16,000	22,320	0.40
Uruguay (Rep of) 4.125%, 11/20/2045		10,774	9,885	0.18
Uruguay (Rep of) 5.100%, 06/18/2050		9,000	9,162	0.17
			85,498	1.55
Venezuela (Cost $467,038)
Petroleos de Venezuela S.A. 5.000%, 10/28/2015		41,000	40,221	0.73
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		19,638	14,434	0.26
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		10,000	5,849	0.10
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		68,300	52,830	0.96
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		26,046	12,695	0.23
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		15,000	8,812	0.16
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		12,000	4,889	0.09
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		53,000	25,859	0.47
Venezuela (Rep of) 5.750%, 02/26/2016		10,000	8,500	0.15
Venezuela (Rep of) 7.750%, 10/13/2019		20,000	9,250	0.17
Venezuela (Rep of) 6.000%, 12/09/2020		10,000	4,250	0.08
Venezuela (Rep of) 12.750%, 08/23/2022		32,000	17,520	0.32
Venezuela (Rep of) 9.000%, 05/07/2023		21,000	9,555	0.17
Venezuela (Rep of) 8.250%, 10/13/2024		25,000	10,937	0.20
Venezuela (Rep of) 7.650%, 04/21/2025		6,000	2,565	0.05
Venezuela (Rep of) 11.750%, 10/21/2026		95,500	48,466	0.88
Venezuela (Rep of) 9.250%, 09/15/2027		21,000	10,290	0.19
Venezuela (Rep of) 9.250%, 05/07/2028		15,000	6,638	0.12
Venezuela (Rep of) 11.950%, 08/05/2031		114,900	58,025	1.05
			351,585	6.38

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Vietnam (Cost $53,375)
Vietnam (Rep of) 6.750%, 01/29/2020		50,000	$56,438	1.02
			56,438	1.02
Total Debt Securities (Cost $5,668,719)			5,496,879	99.75

Total Investments (Total Cost $5,668,719)			5,496,879	99.75

Assets Less Other Liabilities (See Statements of Assets and Liabilities for further detail)			13,881	0.25

Net Assets			$5,510,760	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	All or a portion of security is held as collateral for Reverse Repurchase Agreement.
(4)	Zero coupon bond reflects effective yield on the date of purchase.
(5)	Security is a payment in-kind bond, unless otherwise noted in the description of the security.

Percentages shown are based on net assets.

At April 30, 2015, the Ashmore Emerging Markets Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/05/2015	HSBC Bank	Brazilian Real	76,267	United States Dollar	26,105	$ (838)
05/05/2015	HSBC Bank	Brazilian Real	324,060	United States Dollar	110,000	(2,639)
05/05/2015	Morgan Stanley	Brazilian Real	194,319	United States Dollar	67,180	(2,803)
05/05/2015	Santander	Brazilian Real	74,050	United States Dollar	25,490	(958)
05/05/2015	Goldman Sachs	United States Dollar	103,729	Brazilian Real	333,244	(6,675)
05/05/2015	HSBC Bank	United States Dollar	17,771	Brazilian Real	57,179	(1,172)
05/05/2015	Morgan Stanley	United States Dollar	86,835	Brazilian Real	278,272	(5,356)
06/02/2015	HSBC Bank	United States Dollar	25,861	Brazilian Real	76,267	847
06/02/2015	Morgan Stanley	United States Dollar	66,546	Brazilian Real	194,319	2,816
06/02/2015	Santander	United States Dollar	25,250	Brazilian Real	74,050	964
07/31/2015	HSBC Bank	Mexican Peso	20,388	United States Dollar	1,312	8
07/31/2015	Merrill Lynch	Mexican Peso	17,869	United States Dollar	1,149	9
07/31/2015	JP Morgan	United States Dollar	11,441	Colombian Peso	28,603,102	(453)
07/31/2015	JP Morgan	United States Dollar	16,780	Colombian Peso	42,281,475	(801)

Total						$(17,051)

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$1,797,246	$—	$1,797,246
Government Bonds	—	3,522,851	—	3,522,851
Short Term Bills and Notes	—	176,782	—	176,782
Total Investments	$—	$5,496,879	$—	$5,496,879

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$4,644	$—	$4,644
Liablities:
Forward Foreign Currency Exchange Contracts	—	(21,695)	—	(21,695)
Total Other Financial Instruments	$—	$(17,051)	$—	$(17,051)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign
Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 4,644

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (21,695)

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2015:

Derivatives Not Accounted for as
Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 41,215

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (20,913)

* See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$5,712,133
Gross tax appreciation of investments	147,723
Gross tax depreciation of investments	(362,977)
Net tax depreciation of investments	$(215,254)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $945,231)
Puma International Financing S.A. 6.750%, 02/01/2021		920,000	$956,800	0.12
			956,800	0.12
Argentina (Cost $7,413,440)
Argentina (Rep of) 8.750%, 06/02/2017(2)		92,040	89,739	0.01
Argentina (Rep of) 8.280%, 12/31/2033(2)		367,133	364,931	0.05
Argentina (Rep of), FRN 2.500%, 12/31/2038(2)		4,014,446	2,318,342	0.29
WPE International Cooperatief UA 10.375%, 09/30/2020(2)		5,450,000	365,150	0.05
			3,138,162	0.40
Armenia (Cost $1,561,347)
Armenia (Rep of) 7.150%, 03/26/2025(3)		1,600,000	1,624,000	0.21
			1,624,000	0.21
Azerbaijan (Cost $5,535,077)
Azerbaijan (Rep of) 4.750%, 03/18/2024		1,020,000	1,063,350	0.13
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		1,240,000	1,339,671	0.17
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		1,210,000	1,252,229	0.16
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		1,930,000	1,871,732	0.24
			5,526,982	0.70
Bangladesh (Cost $1,380,064)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		1,340,000	1,393,600	0.18
			1,393,600	0.18
Barbados (Cost $2,395,365)
Columbus International, Inc. 7.375%, 03/30/2021		2,235,000	2,433,356	0.31
			2,433,356	0.31
Belarus (Cost $11,521,769)
Belarus (Rep of) 8.750%, 08/03/2015		4,757,000	4,575,473	0.58
Belarus (Rep of) 8.950%, 01/26/2018		7,017,000	6,399,504	0.81
			10,974,977	1.39
Bolivia (Cost $1,298,024)
Bolivian (Rep of) 4.875%, 10/29/2022		430,000	434,837	0.06
Bolivian (Rep of) 5.950%, 08/22/2023		840,000	883,050	0.11
			1,317,887	0.17
Brazil (Cost $58,942,317)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		1,990,000	2,174,075	0.28
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		180,000	190,125	0.02
Banco Nacional de Desenvolvimento Economico e Social 5.750%, 09/26/2023		200,000	212,600	0.03
Brazil (Rep of) 4.875%, 01/22/2021		732,000	782,142	0.10
Brazil (Rep of) 2.625%, 01/05/2023		880,000	803,880	0.10
Brazil (Rep of) 8.875%, 04/15/2024		310,000	418,500	0.05
Brazil (Rep of) 4.250%, 01/07/2025		2,521,000	2,485,971	0.32
Brazil (Rep of) 8.250%, 01/20/2034		386,000	509,520	0.06
Brazil (Rep of) 7.125%, 01/20/2037		1,451,000	1,759,338	0.22
Brazil (Rep of) 5.625%, 01/07/2041		298,000	306,940	0.04
Brazil (Rep of) 5.000%, 01/27/2045		1,076,000	1,008,750	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
Brazil Letras do Tesouro Nacional 9.687%, 01/01/2017(4)	BRL	22,815,000	$6,129,280	0.78
Brazil Letras do Tesouro Nacional 9.736%, 01/01/2018(4)	BRL	20,034,000	4,780,459	0.61
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2021	BRL	32,602,000	9,654,689	1.23
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2023	BRL	29,634,000	8,574,883	1.09
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2025	BRL	3,410,000	965,192	0.12
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	1,900,000	534,443	0.07
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		2,695,000	2,620,348	0.33
Marfrig Holding Europe B.V. 6.875%, 06/24/2019		885,000	787,650	0.10
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,100,000	1,075,250	0.14
Minerva Luxembourg S.A. 12.250%, 02/10/2022		1,400,000	1,538,600	0.19
Minerva Luxembourg S.A. 7.750%, 01/31/2023		235,000	234,411	0.03
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 06/30/2021		884,000	822,562	0.10
Oi S.A. 9.750%, 09/15/2016	BRL	1,000,000	302,030	0.04
Petrobras Global Finance B.V. 5.875%, 03/01/2018		554,000	566,410	0.07
Petrobras Global Finance B.V. 6.250%, 03/17/2024		2,842,000	2,823,811	0.36
Petrobras Global Finance B.V. 6.875%, 01/20/2040		2,550,000	2,399,066	0.30
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		743,260	676,367	0.09
QGOG Constellation S.A. 6.250%, 11/09/2019		1,095,000	791,137	0.10
			55,928,429	7.10
Chile (Cost $9,878,989)
Automotores Gildemeister S.A. 8.250%, 05/24/2021		1,445,000	592,450	0.08
Automotores Gildemeister S.A. 6.750%, 01/15/2023		700,000	287,000	0.04
Banco del Estado de Chile 4.125%, 10/07/2020		740,000	785,077	0.10
Banco del Estado de Chile 3.875%, 02/08/2022		310,000	320,833	0.04
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	50,000,000	88,341	0.01
Chile (Rep of) 5.500%, 08/05/2020	CLP	280,000,000	490,395	0.06
Chile (Rep of) 3.250%, 09/14/2021		590,000	629,825	0.08
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		1,010,000	1,064,229	0.13
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		830,000	875,442	0.11
Corp. Nacional del Cobre de Chile 4.875%, 11/04/2044		1,532,000	1,602,003	0.20
Empresa Nacional del Petroleo 5.250%, 08/10/2020		370,000	397,682	0.05
Inversiones Alsacia S.A. 8.000%, 08/18/2018(5)		700,000	—	—
VTR Finance B.V. 6.875%, 01/15/2024		2,100,000	2,172,870	0.28
			9,306,147	1.18
China (Cost $34,967,419)
Agile Property Holdings Ltd. 9.875%, 03/20/2017		800,000	832,000	0.11
Agile Property Holdings Ltd. 8.875%, 04/28/2017		485,000	494,448	0.06
Amber Circle Funding Ltd. 3.250%, 12/04/2022		980,000	987,531	0.13
Central China Real Estate Ltd. 6.500%, 06/04/2018		525,000	509,721	0.06
China Hongqiao Group Ltd. 7.625%, 06/26/2017		900,000	915,548	0.12
China Hongqiao Group Ltd. 6.875%, 05/03/2018		500,000	499,782	0.06
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		2,775,000	2,788,875	0.35
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		1,506,000	1,656,600	0.21
Emerald Plantation Holdings Ltd. 6.000%, (100% Cash), 01/30/2020,(6)		265,442	250,843	0.03
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(3)(6)(7)		1,841,888	1,841,888	0.23
Gemdale International Holding Ltd. 9.150%, 07/26/2015	CNY	4,750,000	770,868	0.10
Hyva Global B.V. 8.625%, 03/24/2016		1,375,000	1,335,125	0.17
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(2)		2,545,000	1,425,200	0.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Kaisa Group Holdings Ltd. 9.000%, 06/06/2019		550,000	$286,688	0.04
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		1,285,000	719,600	0.09
KWG Property Holding Ltd. 8.975%, 01/14/2019		900,000	895,500	0.11
MIE Holdings Corp. 6.875%, 02/06/2018		310,000	240,008	0.03
MIE Holdings Corp. 7.500%, 04/25/2019		2,870,000	2,095,100	0.27
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		5,372,000	5,786,944	0.73
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		1,580,000	2,024,114	0.26
Sino-Forest Corp. 5.000%, 08/01/2013(3)(5)(7)		276,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(3)(5)(7)		256,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(3)(5)(7)		704,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(3)(5)(7)		628,000	—	—
Sunac China Holdings Ltd. 9.375%, 04/05/2018		2,140,000	2,166,750	0.28
Times Property Holdings Ltd. 12.625%, 03/21/2019		915,000	968,877	0.12
Trillion Chance Ltd. 8.500%, 01/10/2019		1,135,000	1,089,682	0.14
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,160,000	1,087,894	0.14
Yuzhou Properties Co. Ltd. 8.750%, 10/04/2018		640,000	636,800	0.08
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		1,550,000	1,534,454	0.20
			33,840,840	4.30
Colombia (Cost $50,004,134)
Colombia (Rep of) 12.000%, 10/22/2015	COP	1,791,000,000	775,258	0.10
Colombia (Rep of) 7.375%, 03/18/2019		2,420,000	2,859,230	0.36
Colombia (Rep of) 11.750%, 02/25/2020		495,000	683,843	0.09
Colombia (Rep of) 4.000%, 02/26/2024		730,000	750,075	0.09
Colombia (Rep of) 8.125%, 05/21/2024		488,000	647,210	0.08
Colombia (Rep of) 9.850%, 06/28/2027	COP	1,332,000,000	733,103	0.09
Colombia (Rep of) 7.375%, 09/18/2037		3,295,000	4,390,588	0.56
Colombia (Rep of) 6.125%, 01/18/2041		2,312,000	2,705,040	0.34
Colombia (Rep of) 5.625%, 02/26/2044		2,410,000	2,657,025	0.34
Colombia (Rep of) 5.000%, 06/15/2045		1,628,000	1,644,280	0.21
Colombian TES 7.250%, 06/15/2016	COP	27,521,400,000	11,854,306	1.50
Colombian TES 7.000%, 09/11/2019	COP	3,336,300,000	1,479,620	0.19
Colombian TES 10.000%, 07/24/2024	COP	2,272,200,000	1,164,236	0.15
Colombian TES 7.500%, 08/26/2026	COP	4,307,500,000	1,872,218	0.24
Colombian TES 6.000%, 04/28/2028	COP	5,606,100,000	2,098,585	0.27
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	818,000,000	371,431	0.05
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	565,924	0.07
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	1,306,000,000	580,572	0.07
Millicom International Cellular S.A. 4.750%, 05/22/2020		580,000	571,300	0.07
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,265,000	1,345,644	0.17
Millicom International Cellular S.A. 6.000%, 03/15/2025		900,000	911,250	0.12
Pacific Rubiales Energy Corp. 5.375%, 01/26/2019		700,000	547,890	0.07
Pacific Rubiales Energy Corp. 7.250%, 12/12/2021		2,665,000	2,105,350	0.27
Pacific Rubiales Energy Corp. 5.125%, 03/28/2023		1,260,000	891,450	0.11
Pacific Rubiales Energy Corp. 5.625%, 01/19/2025		4,237,000	2,965,900	0.38
			47,171,328	5.99
Costa Rica (Cost $5,086,877)
Costa Rica (Rep of) 4.250%, 01/26/2023		2,697,000	2,562,150	0.32
Costa Rica (Rep of) 4.375%, 04/30/2025		650,000	604,500	0.08
Costa Rica (Rep of) 5.625%, 04/30/2043		1,070,000	941,600	0.12
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		200,000	214,250	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Costa Rica - (continued)
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		900,000	$775,125	0.10
			5,097,625	0.65
Croatia (Cost $7,179,823)
Croatia (Rep of) 6.250%, 04/27/2017		1,030,000	1,091,923	0.14
Croatia (Rep of) 6.750%, 11/05/2019		1,610,000	1,793,991	0.23
Croatia (Rep of) 6.625%, 07/14/2020		3,105,000	3,457,231	0.44
Croatia (Rep of) 6.375%, 03/24/2021		859,000	947,048	0.12
			7,290,193	0.93
Czech Republic (Cost $1,727,888)
New World Resources N.V. 8.000%, 04/07/2020(6)	EUR	1,497,423	1,067,677	0.14
New World Resources N.V. 4.000%, 10/07/2020(6)	EUR	574,012	83,789	0.01
			1,151,466	0.15
Dominican Republic (Cost $11,558,957)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,230,000	1,213,272	0.15
Dominican (Rep of) 7.500%, 05/06/2021		2,253,000	2,534,625	0.32
Dominican (Rep of) 6.600%, 01/28/2024		940,000	1,029,300	0.13
Dominican (Rep of) 5.875%, 04/18/2024		2,909,000	3,083,540	0.39
Dominican (Rep of) 5.500%, 01/27/2025		1,410,000	1,455,825	0.19
Dominican (Rep of) 7.450%, 04/30/2044		830,000	933,750	0.12
Dominican (Rep of) 6.850%, 01/27/2045		1,400,000	1,463,000	0.19
			11,713,312	1.49
Ecuador (Cost $11,413,846)
Ecuador (Rep of) 9.375%, 12/15/2015		539,000	548,432	0.07
Ecuador (Rep of) 10.500%, 03/24/2020(3)(7)		1,646,000	1,777,680	0.23
Ecuador (Rep of) 7.950%, 06/20/2024		3,988,000	3,888,300	0.49
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 5.897%, 09/24/2019		5,608,421	5,187,790	0.66
			11,402,202	1.45
Egypt (Cost $2,727,766)
Egypt (Rep of) 5.750%, 04/29/2020		1,780,000	1,894,988	0.24
Egypt (Rep of) 6.875%, 04/30/2040		895,000	928,562	0.12
			2,823,550	0.36
El Salvador (Cost $4,134,349)
El Salvador (Rep of) 7.375%, 12/01/2019		1,080,000	1,182,600	0.15
El Salvador (Rep of) 5.875%, 01/30/2025		910,000	904,313	0.12
El Salvador (Rep of) 6.375%, 01/18/2027		480,000	488,400	0.06
El Salvador (Rep of) 8.250%, 04/10/2032		515,000	592,250	0.08
El Salvador (Rep of) 7.650%, 06/15/2035		180,000	189,450	0.02
El Salvador (Rep of) 7.625%, 02/01/2041		780,000	809,250	0.10
			4,166,263	0.53
Ethiopia (Cost $1,537,770)
Federal Democratic Republic of Ethiopia 6.625%, 12/11/2024		1,560,000	1,563,900	0.20
			1,563,900	0.20
Gabon (Cost $3,995,260)
Gabonese (Rep of) 6.375%, 12/12/2024		3,832,700	3,869,111	0.49
			3,869,111	0.49
Georgia (Cost $2,323,132)
Georgia (Rep of) 6.875%, 04/12/2021		820,000	910,200	0.12
Georgian Railway JSC 7.750%, 07/11/2022		1,300,000	1,428,570	0.18
			2,338,770	0.30

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Guatemala (Cost $3,199,507)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		1,910,000	$2,048,475	0.26
Guatemala (Rep of) 4.875%, 02/13/2028		1,160,000	1,196,250	0.15
			3,244,725	0.41
Hong Kong (Cost $523,016)
CFG Investment S.A.C. 9.750%, 07/30/2019		566,000	542,002	0.07
			542,002	0.07
Hungary (Cost $17,058,409)
Hungary (Rep of) 4.125%, 02/19/2018		1,778,000	1,855,787	0.24
Hungary (Rep of) 6.250%, 01/29/2020		1,610,000	1,841,059	0.23
Hungary (Rep of) 5.375%, 02/21/2023		3,210,000	3,591,894	0.46
Hungary (Rep of) 5.750%, 11/22/2023		3,840,000	4,413,120	0.56
Hungary (Rep of) 5.375%, 03/25/2024		1,670,000	1,876,412	0.24
Hungary (Rep of) 7.625%, 03/29/2041		3,306,000	4,752,375	0.60
			18,330,647	2.33
India (Cost $3,519,845)
Export-Import Bank of India 4.000%, 08/07/2017		800,000	832,507	0.11
Export-Import Bank of India 4.000%, 01/14/2023		1,028,000	1,051,671	0.13
Vedanta Resources PLC 9.500%, 07/18/2018		393,000	407,737	0.05
Vedanta Resources PLC 8.250%, 06/07/2021		655,000	651,725	0.08
Vedanta Resources PLC 7.125%, 05/31/2023		780,000	719,550	0.09
			3,663,190	0.46
Indonesia (Cost $22,225,084)
Berau Capital Resources Pte Ltd. 12.500%, 07/08/2015		194,000	105,536	0.01
Berau Coal Energy Tbk PT 7.250%, 03/13/2017		2,588,000	1,345,760	0.17
Enercoal Resources Pte Ltd. 6.000%, 04/07/2018		100,000	15,000	—
Golden Legacy Pte Ltd. 9.000%, 04/24/2019		500,000	503,750	0.06
Indo Energy Finance B.V. 7.000%, 05/07/2018		1,410,000	1,170,300	0.15
Indo Energy Finance II B.V. 6.375%, 01/24/2023		2,262,000	1,481,610	0.19
Indonesia (Rep of) 6.875%, 01/17/2018		725,000	818,602	0.10
Indonesia (Rep of) 11.625%, 03/04/2019		1,240,000	1,656,031	0.21
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	7,700,000,000	599,944	0.08
Indonesia (Rep of) 5.875%, 03/13/2020		444,000	505,818	0.06
Indonesia (Rep of) 4.875%, 05/05/2021		670,000	732,795	0.09
Indonesia (Rep of) 4.125%, 01/15/2025		670,000	684,408	0.09
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	4,902,000,000	353,073	0.05
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	29,620,000,000	2,356,461	0.30
Indonesia (Rep of) 7.750%, 01/17/2038		280,000	382,357	0.05
Indonesia (Rep of) 5.125%, 01/15/2045		1,330,000	1,378,354	0.18
Majapahit Holding B.V. 8.000%, 08/07/2019		1,240,000	1,452,412	0.18
Majapahit Holding B.V. 7.750%, 01/20/2020		770,000	903,918	0.11
Pertamina Persero PT 6.000%, 05/03/2042		1,805,000	1,811,769	0.23
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		2,170,000	2,354,450	0.30
Perusahaan Penerbit SBSN Indonesia 6.125%, 03/15/2019		890,000	1,006,989	0.13
			21,619,337	2.74
Iraq (Cost $1,964,294)
Iraq (Rep of) 5.800%, 01/15/2028		2,210,000	1,906,125	0.24
			1,906,125	0.24
Ivory Coast (Cost $12,935,717)
Ivory Coast (Rep of) 5.375%, 07/23/2024		1,220,000	1,167,333	0.15
Ivory Coast (Rep of) 6.375%, 03/03/2028(3)		8,000	8,020	—
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		12,314,000	11,772,184	1.49
			12,947,537	1.64

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Jamaica (Cost $11,711,397)
Digicel Group Ltd. 8.875%, 09/30/2020		7,105,000	$7,328,097	0.93
Digicel Group Ltd. 7.125%, 04/01/2022		1,600,000	1,515,000	0.19
Digicel Ltd. 6.000%, 04/15/2021		2,585,000	2,509,285	0.32
			11,352,382	1.44
Kazakhstan (Cost $32,494,916)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		4,050,000	3,737,745	0.47
Halyk Savings Bank of Kazakhstan JSC 7.250%, 05/03/2017		470,000	483,094	0.06
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		855,000	873,382	0.11
Kaspi Bank JSC 9.875%, 10/28/2016		600,000	597,000	0.08
KazAgro National Management Holding JSC 4.625%, 05/24/2023		890,000	829,142	0.11
Kazakhstan (Rep of) 4.875%, 10/14/2044		420,000	390,273	0.05
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		246,000	259,825	0.03
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		1,501,000	1,531,020	0.19
Kazatomprom Natsionalnaya Atomnaya Kompaniya A.O. 6.250%, 05/20/2015		5,000	4,988	—
Kazkommertsbank JSC 8.000%, 11/03/2015		2,650,000	2,636,803	0.34
Kazkommertsbank JSC 7.500%, 11/29/2016		3,120,000	3,101,187	0.39
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,500,000	1,684,275	0.21
Kazkommertsbank JSC 8.500%, 05/11/2018		3,150,000	3,042,900	0.39
Kazkommertsbank JSC 5.500%, 12/21/2022		3,548,408	2,676,351	0.34
KazMunayGas National Co. JSC 9.125%, 07/02/2018		851,000	962,056	0.12
KazMunayGas National Co. JSC 7.000%, 05/05/2020		1,250,000	1,361,250	0.17
KazMunayGas National Co. JSC 6.375%, 04/09/2021		440,000	465,630	0.06
KazMunayGas National Co. JSC 4.400%, 04/30/2023		2,290,000	2,169,775	0.28
KazMunayGas National Co. JSC 5.750%, 04/30/2043		1,640,000	1,486,494	0.19
KazMunayGas National Co. JSC 6.000%, 11/07/2044		300,000	274,500	0.04
Nostrum Oil & Gas Finance B.V. 6.375%, 02/14/2019		1,465,000	1,395,412	0.18
Zhaikmunai LLP 7.125%, 11/13/2019		2,450,000	2,309,125	0.29
			32,272,227	4.10
Kenya (Cost $1,044,168)
Kenya (Rep of) 6.875%, 06/24/2024		980,000	1,033,900	0.13
			1,033,900	0.13
Latvia (Cost $1,450,718)
Latvia (Rep of) 2.750%, 01/12/2020		1,480,000	1,504,701	0.19
			1,504,701	0.19
Lebanon (Cost $12,337,256)
Lebanon (Rep of) 5.150%, 11/12/2018		440,000	442,200	0.06
Lebanon (Rep of) 5.450%, 11/28/2019		890,000	896,675	0.11
Lebanon (Rep of) 6.375%, 03/09/2020		1,954,000	2,043,396	0.26
Lebanon (Rep of) 8.250%, 04/12/2021		802,000	910,944	0.12
Lebanon (Rep of) 6.100%, 10/04/2022		2,557,000	2,608,140	0.33
Lebanon (Rep of) 6.000%, 01/27/2023		1,890,000	1,921,090	0.24
Lebanon (Rep of) 6.600%, 11/27/2026		3,522,000	3,649,672	0.46
			12,472,117	1.58
Lithuania (Cost $6,171,797)
Bite Finance International B.V., FRN 7.548%, 02/15/2018	EUR	290,000	319,114	0.04
Lithuania (Rep of) 7.375%, 02/11/2020		2,678,000	3,251,092	0.41
Lithuania (Rep of) 6.125%, 03/09/2021		520,000	614,900	0.08
Lithuania (Rep of) 6.625%, 02/01/2022		1,761,000	2,170,010	0.28
			6,355,116	0.81

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Malaysia (Cost $3,679,206)
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	12,000	$3,479	—
Malaysia (Rep of) 3.659%, 10/15/2020	MYR	7,000	1,972	—
Malaysia (Rep of) 4.935%, 09/30/2043	MYR	2,210,000	655,279	0.09
Petronas Capital Ltd. 5.250%, 08/12/2019		770,000	860,089	0.11
Petronas Capital Ltd. 7.875%, 05/22/2022		740,000	968,382	0.12
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		1,080,000	1,196,208	0.15
			3,685,409	0.47
Mexico (Cost $47,836,797)
CEMEX Espana S.A. 9.875%, 04/30/2019		850,000	938,723	0.12
Cemex Finance LLC 9.375%, 10/12/2022		3,135,000	3,569,198	0.45
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		560,000	577,920	0.07
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,520,000	1,630,200	0.21
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		445,000	481,712	0.06
Cemex S.A.B. de C.V. 5.700%, 01/11/2025		365,000	365,803	0.05
Comision Federal de Electricidad 4.875%, 01/15/2024		700,000	753,900	0.10
Comision Federal de Electricidad 5.750%, 02/14/2042		770,000	843,150	0.11
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(2)		1,400,000	28,000	—
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/2017		380,000	372,970	0.05
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		2,200,000	2,028,840	0.26
Empresas ICA S.A.B. de C.V. 8.875%, 05/29/2024		2,695,000	2,351,388	0.30
Grupo Televisa S.A.B. 7.250%, 05/14/2043	MXN	5,000,000	282,917	0.04
Mexican Bonos 6.500%, 06/09/2022	MXN	19,980,000	1,360,793	0.17
Mexican Bonos 8.000%, 12/07/2023	MXN	41,110,000	3,056,302	0.39
Mexican Bonos 10.000%, 12/05/2024	MXN	94,310,000	7,961,351	1.01
Mexican Bonos 7.500%, 06/03/2027	MXN	33,100,000	2,399,172	0.30
Mexico (Rep of) 6.050%, 01/11/2040		382,000	462,697	0.06
Mexico (Rep of) 4.750%, 03/08/2044		1,900,000	1,950,825	0.25
Mexico (Rep of) 5.550%, 01/21/2045		1,710,000	1,953,675	0.25
Mexico (Rep of) 4.600%, 01/23/2046		3,654,000	3,640,298	0.46
Mexico (Rep of) 5.750%, 10/12/2110		828,000	881,820	0.11
Mexico (Rep of) 4.000%, 03/15/2115	EUR	1,650,000	1,850,850	0.23
Petroleos Mexicanos 6.000%, 03/05/2020		284,000	322,056	0.04
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	10,270,000	649,322	0.08
Petroleos Mexicanos 6.500%, 06/02/2041		1,660,000	1,832,225	0.23
Petroleos Mexicanos 5.500%, 06/27/2044		265,000	261,421	0.03
Petroleos Mexicanos 5.625%, 01/23/2046		1,720,000	1,723,612	0.22
Red de Carreteras de Occidente S.A.P.I.B. de C.V. 9.000%, 06/10/2028	MXN	16,780,000	1,063,373	0.14
			45,594,513	5.79
Mongolia (Cost $6,635,774)
Mongolian Mining Corp. 8.875%, 03/29/2017		8,600,000	6,579,000	0.83
Trade & Development Bank of Mongolia LLC 8.500%, 09/20/2015		360,000	360,451	0.05
			6,939,451	0.88
Morocco (Cost $4,290,015)
Morocco (Rep of) 4.250%, 12/11/2022		4,105,000	4,208,651	0.53
Morocco (Rep of) 5.500%, 12/11/2042		200,000	214,460	0.03
			4,423,111	0.56
Nigeria (Cost $10,952,466)
Access Bank PLC, FRN 9.250%, 06/24/2021		1,700,000	1,615,340	0.21
Access Finance B.V. 7.250%, 07/25/2017		410,000	403,936	0.05
FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		2,000,000	1,905,000	0.24
FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		2,400,000	2,238,000	0.28

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Nigeria - (continued)
GTB Finance B.V. 6.000%, 11/08/2018		940,000	$907,288	0.12
Sea Trucks Group Ltd. 9.000%, 03/26/2018(3)		3,710,000	2,930,900	0.37
Seven Energy Ltd. 10.250%, 10/11/2021		1,200,000	963,240	0.12
			10,963,704	1.39
Pakistan (Cost $9,185,530)
Pakistan (Rep of) 7.125%, 03/31/2016		985,000	1,012,087	0.13
Pakistan (Rep of) 6.875%, 06/01/2017		1,220,000	1,271,850	0.16
Pakistan (Rep of) 7.250%, 04/15/2019		2,886,000	3,043,042	0.39
Pakistan (Rep of) 6.750%, 12/03/2019		1,640,000	1,688,972	0.21
Pakistan (Rep of) 8.250%, 04/15/2024		2,204,000	2,402,360	0.31
			9,418,311	1.20
Panama (Cost $6,494,226)
Panama (Rep of) 4.000%, 09/22/2024		450,000	465,750	0.06
Panama (Rep of) 7.125%, 01/29/2026		856,000	1,108,520	0.14
Panama (Rep of) 8.875%, 09/30/2027		867,000	1,259,317	0.16
Panama (Rep of) 9.375%, 04/01/2029		1,019,000	1,550,154	0.19
Panama (Rep of) 6.700%, 01/26/2036		912,000	1,178,760	0.15
Panama (Rep of) 4.300%, 04/29/2053		1,240,000	1,171,800	0.15
			6,734,301	0.85
Paraguay (Cost $817,504)
Paraguay (Rep of) 4.625%, 01/25/2023		810,000	834,300	0.11
			834,300	0.11
Peru (Cost $12,269,964)
Peru (Rep of) 5.700%, 08/12/2024	PEN	3,879,000	1,222,136	0.15
Peru (Rep of) 7.350%, 07/21/2025		2,943,000	3,980,408	0.51
Peru (Rep of) 8.200%, 08/12/2026	PEN	2,032,000	758,265	0.10
Peru (Rep of) 6.950%, 08/12/2031	PEN	667,000	220,415	0.03
Peru (Rep of) 8.750%, 11/21/2033		1,956,000	3,085,590	0.39
Peru (Rep of) 5.625%, 11/18/2050		2,570,000	3,090,425	0.39
			12,357,239	1.57
Philippines (Cost $15,380,301)
Philippines (Rep of) 4.000%, 01/15/2021		2,328,000	2,554,980	0.32
Philippines (Rep of) 4.950%, 01/15/2021	PHP	17,000,000	408,966	0.05
Philippines (Rep of) 3.900%, 11/26/2022	PHP	47,000,000	1,067,078	0.14
Philippines (Rep of) 10.625%, 03/16/2025		637,000	1,036,718	0.13
Philippines (Rep of) 5.500%, 03/30/2026		1,050,000	1,288,875	0.16
Philippines (Rep of) 9.500%, 02/02/2030		1,815,000	3,046,931	0.39
Philippines (Rep of) 7.750%, 01/14/2031		1,560,000	2,332,200	0.30
Philippines (Rep of) 6.375%, 10/23/2034		1,776,000	2,481,960	0.31
Philippines (Rep of) 6.250%, 01/14/2036	PHP	26,000,000	684,011	0.09
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		932,000	1,255,870	0.16
			16,157,589	2.05
Poland (Cost $2,667,848)
Poland (Rep of) 5.000%, 03/23/2022		1,490,000	1,699,717	0.21
Poland (Rep of) 3.000%, 03/17/2023		1,060,000	1,077,596	0.14
			2,777,313	0.35
Romania (Cost $8,838,650)
Romania (Rep of) 6.750%, 02/07/2022		4,352,000	5,233,280	0.67
Romania (Rep of) 4.375%, 08/22/2023		3,430,000	3,635,800	0.46
Romania (Rep of) 6.125%, 01/22/2044		210,000	262,668	0.03
			9,131,748	1.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation (Cost $67,671,727)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.875%, 09/25/2017		570,000	$588,525	0.07
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		2,615,000	2,516,938	0.32
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		1,070,000	1,057,427	0.13
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,535,000	921,000	0.12
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		2,035,103	1,912,997	0.24
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		2,925,000	2,867,436	0.36
Evraz Group S.A. 9.500%, 04/24/2018		850,000	869,125	0.11
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		2,285,000	1,176,775	0.15
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		1,635,000	825,675	0.10
Metalloinvest Finance Ltd. 6.500%, 07/21/2016		540,000	540,000	0.07
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		2,305,000	2,090,377	0.27
Mobile TeleSystems OJSC 8.150%, 11/03/2020	RUB	15,250,000	287,991	0.04
Polyus Gold International Ltd. 5.625%, 04/29/2020		2,095,000	1,968,252	0.25
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		940,000	948,742	0.12
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	47,867,000	875,843	0.11
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	23,489,000	406,076	0.05
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	40,562,000	725,249	0.09
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	40,717,000	709,445	0.09
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	26,385,000	443,848	0.06
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	42,244,000	705,297	0.09
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	26,581,000	429,600	0.05
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	64,704,000	1,094,102	0.14
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	41,780,000	689,844	0.09
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	49,542,000	783,862	0.10
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	23,336,000	363,844	0.05
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	32,557,000	540,404	0.07
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	75,138,000	1,116,057	0.14
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		600,000	610,500	0.08
Russian Foreign Bond - Eurobond, FRN 7.500%, 03/31/2030		1,347,381	1,576,072	0.20
Russian Foreign Bond - Eurobond 5.875%, 09/16/2043		400,000	393,700	0.05
Russian Railways via RZD Capital PLC 5.700%, 04/05/2022		3,172,000	2,997,540	0.38
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		1,505,000	1,497,716	0.19
Russian Standard Bank Via Russian Standard Finance S.A. 13.000%, 04/10/2020		1,055,000	675,200	0.09
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		1,955,000	1,842,099	0.23
SUEK Finance 8.250%, 06/26/2020	RUB	25,500,000	405,619	0.05
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		2,420,000	2,303,840	0.29
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,200,000	1,021,200	0.13
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		2,235,000	2,249,483	0.29
VimpelCom Holdings B.V. 6.255%, 03/01/2017		440,000	439,890	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	30,000,000	$520,821	0.07
VimpelCom Holdings B.V. 7.504%, 03/01/2022		2,411,000	2,386,890	0.30
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		2,700,000	2,436,750	0.31
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		2,164,000	2,072,030	0.26
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		4,617,000	4,491,325	0.57
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		2,370,000	2,150,775	0.27
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		910,000	805,350	0.10
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		2,187,000	2,022,975	0.26
			60,354,506	7.66
Senegal (Cost $881,603)
Senegal (Rep of) 8.750%, 05/13/2021		770,000	865,865	0.11
			865,865	0.11
Serbia (Cost $4,687,211)
Serbia (Rep of) 5.875%, 12/03/2018		770,000	812,581	0.10
Serbia (Rep of) 4.875%, 02/25/2020		2,130,000	2,183,250	0.28
Serbia (Rep of) 7.250%, 09/28/2021		1,520,000	1,750,721	0.22
			4,746,552	0.60
South Africa (Cost $31,374,876)
Edcon Ltd. 9.500%, 03/01/2018	EUR	3,052,000	2,765,826	0.35
Sappi Papier Holding GmbH 7.750%, 07/15/2017		530,000	575,050	0.07
South Africa (Rep of) 6.875%, 05/27/2019		1,420,000	1,628,740	0.21
South Africa (Rep of) 5.500%, 03/09/2020		3,356,000	3,674,820	0.46
South Africa (Rep of) 5.875%, 05/30/2022		1,450,000	1,631,830	0.21
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	26,000,000	2,182,503	0.28
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	25,040,000	2,505,421	0.32
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	21,270,000	1,728,956	0.22
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	54,230,000	3,991,948	0.51
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	33,330,000	2,748,888	0.35
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	25,110,000	1,643,227	0.21
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	16,350,000	1,361,632	0.17
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	28,450,000	2,423,317	0.31
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	11,660,000	980,886	0.12
			29,843,044	3.79
Sri Lanka (Cost $767,996)
Bank of Ceylon 6.875%, 05/03/2017		740,000	760,350	0.10
			760,350	0.10
Thailand (Cost $1,925,332)
Thailand (Rep of) 1.250%, 03/12/2028	THB	32,600,000	922,135	0.12
Thailand (Rep of) 4.675%, 06/29/2044	THB	25,000,000	912,005	0.11
			1,834,140	0.23
Turkey (Cost $30,278,033)
Akbank T.A.S. 7.500%, 02/05/2018	TRY	1,235,000	416,919	0.05
Roenesans Holding A.S., FRN 11.680%, 12/18/2015	TRY	610,000	226,645	0.03
Tupras Turkiye Petrol Rafinerileri A.S. 4.125%, 05/02/2018		910,000	913,094	0.12
Turkey (Rep of) 7.500%, 07/14/2017		920,000	1,016,784	0.13
Turkey (Rep of) 6.750%, 04/03/2018		2,978,000	3,290,690	0.42

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Turkey - (continued)
Turkey (Rep of) 7.000%, 03/11/2019		860,000	$972,058	0.12
Turkey (Rep of) 10.400%, 03/27/2019	TRY	4,763,000	1,840,080	0.23
Turkey (Rep of) 7.500%, 11/07/2019		790,000	918,691	0.12
Turkey (Rep of) 5.625%, 03/30/2021		1,170,000	1,276,353	0.16
Turkey (Rep of) 9.500%, 01/12/2022	TRY	3,680,000	1,390,706	0.18
Turkey (Rep of) 3.000%, 02/23/2022	TRY	4,001,940	1,952,097	0.25
Turkey (Rep of) 6.250%, 09/26/2022		670,000	757,100	0.10
Turkey (Rep of) 7.100%, 03/08/2023	TRY	8,379,600	2,762,264	0.35
Turkey (Rep of) 8.800%, 09/27/2023	TRY	2,712,400	990,534	0.12
Turkey (Rep of) 10.400%, 03/20/2024	TRY	2,382,000	958,112	0.12
Turkey (Rep of) 5.750%, 03/22/2024		1,100,000	1,212,244	0.15
Turkey (Rep of) 7.375%, 02/05/2025		1,387,000	1,704,276	0.22
Turkey (Rep of) 6.875%, 03/17/2036		1,301,000	1,583,707	0.20
Turkey (Rep of) 6.750%, 05/30/2040		1,157,000	1,402,862	0.18
Turkey (Rep of) 6.000%, 01/14/2041		800,000	888,400	0.11
Turkiye Garanti Bankasi A.S. 7.375%, 03/07/2018	TRY	1,205,000	403,793	0.05
Turkiye Is Bankasi 6.000%, 10/24/2022		1,100,000	1,090,375	0.14
			27,967,784	3.55
Ukraine (Cost $37,051,552)
DTEK Finance B.V. 9.500%, 05/02/2015		1,145,000	801,500	0.10
DTEK Finance PLC 7.875%, 04/04/2018		4,100,000	1,845,000	0.23
Ferrexpo Finance PLC 7.875%, 04/07/2016		606,000	493,890	0.06
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,364,000	1,077,560	0.14
Metinvest B.V. 10.500%, 11/28/2017		1,950,000	1,170,000	0.15
Metinvest B.V. 8.750%, 02/14/2018		4,140,000	2,442,600	0.31
MHP S.A. 8.250%, 04/02/2020		4,000,000	3,200,000	0.41
Mriya Agro Holding PLC 9.450%, 04/19/2018(2)		2,050,000	205,000	0.02
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		472,000	324,184	0.04
Oschadbank Via SSB #1 PLC 8.875%, 03/20/2018		1,770,000	1,153,155	0.15
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		595,000	362,950	0.05
Ukraine (Rep of) 6.250%, 06/17/2016		200,000	91,288	0.01
Ukraine (Rep of) 9.250%, 07/24/2017		5,284,000	2,430,640	0.31
Ukraine (Rep of) 7.750%, 09/23/2020		3,085,000	1,403,675	0.18
Ukraine (Rep of) 7.950%, 02/23/2021(8)		1,860,000	851,247	0.11
Ukraine (Rep of) 7.800%, 11/28/2022		7,910,000	3,603,163	0.46
Ukraine (Rep of) 7.500%, 04/17/2023		4,157,000	1,967,924	0.25
Ukreximbank Via Biz Finance PLC 8.750%, 01/22/2018		1,950,000	1,294,566	0.16
Ukrlandfarming PLC 10.875%, 03/26/2018		3,095,000	1,547,500	0.20
			26,265,842	3.34
United Arab Emirates (Cost $7,623,664)
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		1,245,060	996,048	0.13
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	3,000,000	4,731,177	0.60
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		549,000	682,050	0.09
Emirate of Dubai (Rep of) 5.250%, 01/30/2043		720,000	676,800	0.08
Emirates NBD PJSC 4.625%, 03/28/2017		200,000	208,750	0.03
			7,294,825	0.93
Uruguay (Cost $12,147,436)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	12,120,000	914,521	0.12
Uruguay (Rep of) 4.500%, 08/14/2024		1,994,374	2,143,952	0.27
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	24,359,000	1,688,064	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Uruguay - (continued)
Uruguay (Rep of) 7.875%, (100% Cash), 01/15/2033,(6)		2,036,000	$2,840,220	0.36
Uruguay (Rep of) 7.625%, 03/21/2036		1,104,000	1,540,080	0.20
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	15,937,000	978,573	0.12
Uruguay (Rep of) 4.125%, 11/20/2045		784,235	719,536	0.09
Uruguay (Rep of) 5.100%, 06/18/2050		626,000	637,270	0.08
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	100,000	11,073	—
			11,473,289	1.46
Venezuela (Cost $37,592,320)
Petroleos de Venezuela S.A. 5.000%, 10/28/2015		3,184,000	3,123,504	0.40
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		3,646,563	2,680,224	0.34
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		1,060,000	619,994	0.08
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		10,589,100	8,190,669	1.04
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		2,089,076	1,018,216	0.13
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		500,000	293,750	0.04
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		800,000	325,920	0.04
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		4,400,147	2,146,832	0.27
Venezuela (Rep of) 5.750%, 02/26/2016		610,000	518,500	0.06
Venezuela (Rep of) 7.750%, 10/13/2019		650,000	300,625	0.04
Venezuela (Rep of) 6.000%, 12/09/2020		655,000	278,375	0.03
Venezuela (Rep of) 12.750%, 08/23/2022		2,282,000	1,249,395	0.16
Venezuela (Rep of) 9.000%, 05/07/2023		1,120,000	509,600	0.06
Venezuela (Rep of) 8.250%, 10/13/2024		2,310,000	1,010,625	0.13
Venezuela (Rep of) 7.650%, 04/21/2025		670,000	286,425	0.04
Venezuela (Rep of) 11.750%, 10/21/2026		8,832,200	4,482,342	0.57
Venezuela (Rep of) 9.250%, 09/15/2027		1,499,000	734,510	0.09
Venezuela (Rep of) 9.250%, 05/07/2028		2,123,000	939,427	0.12
Venezuela (Rep of) 11.950%, 08/05/2031		8,693,100	4,390,015	0.56
			33,098,948	4.20

Vietnam (Cost $4,045,742)
Vietnam (Rep of) 6.750%, 01/29/2020		2,421,000	2,732,704	0.35
Vietnam (Rep of) 4.800%, 11/19/2024		1,322,000	1,378,185	0.17
			4,110,889	0.52
Total Debt Securities (Cost $729,260,741)			689,905,929	87.61

Bank Loans

China (Cost $91,233)
Far East Energy Bermuda Ltd. 25.000%, 06/01/2015(9)		37,500	37,500	—
Far East Energy Bermuda Ltd. 20.000%, 10/08/2015(5)		72,902	—	—
Far East Energy Bermuda Ltd. 20.000%, 10/08/2015(9)		53,884	53,884	0.01
			91,384	0.01
United Arab Emirates (Cost $6,740,478)
DP World Ltd. 3.000%, 09/30/2018		8,843,632	7,517,087	0.96
			7,517,087	0.96
Total Bank Loans (Cost $6,831,711)			7,608,471	0.97

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.		308,246	$104,804	0.01

Total Equity Securities (Cost $ — )			104,804	0.01

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(3)(7)		1,308,684	$22,248	—

Total Warrants (Cost $27,482)			22,248	—

	Currency(1)	Par	Value	% of Net Assets
Short-Term Investments

National Bank 0.120%, 05/06/2015		33,000,000	$33,000,000	4.19

Total Short-Term Investments (Cost $33,000,000)			33,000,000	4.19

Total Investments in Securities (Cost $769,119,934)			730,641,452	92.78

Fully Funded Total Return Swaps

Indonesia (Cost $13,028,473)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375% 03/15/2014	IDR	12,400,000,000	997,548	0.13
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875% 04/15/2019	IDR	16,000,000,000	1,246,636	0.16
Indonesia (Rep of), Issued by ANZ Banking Corp., 9.000% 03/15/2029	IDR	9,000,000,000	759,812	0.09
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375% 03/15/2034	IDR	262,000,000	20,844	—
Indonesia (Rep of), Issued by HSBC, 8.375% 03/15/2034	IDR	3,022,000,000	240,420	0.03
Indonesia (Rep of), Issued by Standard Chartered, 8.375% 03/15/2024	IDR	24,510,000,000	1,971,767	0.25
Indonesia (Rep of), Issued by Standard Chartered, 7.875% 04/15/2019	IDR	19,231,000,000	1,498,379	0.19
Indonesia (Rep of), Issued by Standard Chartered, 12.800% 06/15/2021	IDR	7,200,000,000	692,717	0.09
Indonesia (Rep of), Issued by Standard Chartered, 11.000% 09/15/2025	IDR	5,602,000,000	529,802	0.07
Indonesia (Rep of), Issued by Standard Chartered, 8.375% 09/15/2026	IDR	9,100,000,000	730,401	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of), Issued by Standard Chartered, 7.000% 05/15/2027	IDR	2,613,000,000	$188,205	0.02
Indonesia (Rep of), Issued by Standard Chartered, 9.000% 03/15/2029	IDR	11,300,000,000	953,987	0.12
Indonesia (Rep of), Issued by Standard Chartered, 10.500% 08/15/2030	IDR	10,650,000,000	999,528	0.13
Indonesia (Rep of), Issued by Standard Chartered, 8.375% 03/15/2034	IDR	2,727,000,000	216,950	0.03
			11,046,996	1.40
Total Fully Funded Total Return Swaps (Cost $13,028,473)			11,046,996	1.40

Total Investments (Total Cost $782,148,407)			741,688,448	94.18

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			45,820,038	5.82

Net Assets			$787,508,486	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(4)	Zero coupon bond reflects effective yield on the date of purchase.
(5)	Security has been deemed worthless and is a Level 3 investment.
(6)	Security is a payment in-kind bond, unless otherwise noted in the description of the security.
(7)

Restricted security that has been deemed illiquid. At April 30, 2015, the value of these restricted illiquid securities amounted to $3,641,816 or 0.5% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST
Ecuador (Rep of), 10.500%, 03/24/2020	03/19/2015	$1,646,000
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-01/05/2015	1,820,206
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	27,482
Sino-Forest Corp., 4.250%-10.250%, 08/01/2013-10/21/2017	01/31/2013	—

(8)	All or a portion of security is held as collateral for Reverse Repurchase Agreement.
(9)	Security has been deemed a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

At April 30, 2015, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/04/2015	Standard Chartered	Chinese Offshore Yuan	105,615,865	United States Dollar	16,100,132	$904,235
05/04/2015	Standard Chartered	Chinese Offshore Yuan	6,222,535	United States Dollar	939,109	62,722
05/04/2015	Standard Chartered	United States Dollar	1,100,000	Chinese Offshore Yuan	7,158,800	(52,570)
05/04/2015	Standard Chartered	United States Dollar	3,400,000	Chinese Offshore Yuan	22,343,100	(197,250)
05/04/2015	Standard Chartered	United States Dollar	12,500,000	Chinese Offshore Yuan	82,337,500	(756,378)
05/05/2015	BNP Paribas	Brazilian Real	7,660,000	United States Dollar	2,443,225	94,529
05/05/2015	Deutsche Bank	Brazilian Real	24,718,999	United States Dollar	7,760,000	429,393
05/05/2015	HSBC Bank	Brazilian Real	8,793,494	United States Dollar	2,730,000	183,280
05/05/2015	HSBC Bank	Brazilian Real	36,648,240	United States Dollar	12,440,000	(298,455)
05/05/2015	Deutsche Bank	United States Dollar	3,824,891	Brazilian Real	11,631,493	(28,617)
05/05/2015	Goldman Sachs	United States Dollar	2,403,700	Brazilian Real	7,722,247	(154,677)
05/05/2015	HSBC Bank	United States Dollar	2,490,415	Brazilian Real	7,275,748	79,963
05/05/2015	HSBC Bank	United States Dollar	411,814	Brazilian Real	1,325,010	(27,162)
05/05/2015	HSBC Bank	United States Dollar	3,797,691	Brazilian Real	11,631,493	(55,817)
05/05/2015	HSBC Bank	United States Dollar	1,920,000	Brazilian Real	6,184,435	(128,900)
05/05/2015	Morgan Stanley	United States Dollar	6,408,889	Brazilian Real	18,537,712	267,354
05/05/2015	Morgan Stanley	United States Dollar	2,012,228	Brazilian Real	6,448,386	(124,119)
05/05/2015	Santander	United States Dollar	2,431,741	Brazilian Real	7,064,209	91,372
05/18/2015	Citibank	Russian Ruble	138,452,388	United States Dollar	2,050,000	618,693
05/18/2015	Citibank	United States Dollar	1,260,000	Russian Ruble	74,881,800	(183,359)
05/18/2015	HSBC Bank	United States Dollar	680,344	Russian Ruble	35,120,063	3,399
05/19/2015	Credit Suisse	Peruvian Neuvo Sol	4,843,750	United States Dollar	1,550,000	(7,518)
05/19/2015	Deutsche Bank	Peruvian Neuvo Sol	4,829,800	United States Dollar	1,550,000	(11,960)
05/19/2015	Standard Chartered	Peruvian Neuvo Sol	4,805,000	United States Dollar	1,532,695	(2,553)
05/19/2015	Morgan Stanley	United States Dollar	1,645,841	Peruvian Neuvo Sol	5,165,637	855
05/19/2015	Standard Chartered	United States Dollar	1,614,159	Peruvian Neuvo Sol	5,080,888	(3,839)
05/22/2015	BNP Paribas	United States Dollar	1,021,567	British Pound	682,816	(26,385)
05/22/2015	BNP Paribas	United States Dollar	3,828,773	British Pound	2,615,942	(186,045)
05/22/2015	Credit Suisse	United States Dollar	6,441,024	Euro	6,105,381	(416,418)
05/22/2015	Merrill Lynch	United States Dollar	558,330	Euro	529,125	(35,973)
05/22/2015	Morgan Stanley	United States Dollar	129,953	Euro	120,685	(5,598)
05/22/2015	Morgan Stanley	United States Dollar	388,914	Euro	361,178	(16,754)
05/29/2015	HSBC Bank	Chinese Yuan Renminbi	35,201,774	United States Dollar	5,698,846	36,924
05/29/2015	Citibank	Indian Rupee	232,689,190	United States Dollar	3,674,523	(39,750)
05/29/2015	Citibank	Indian Rupee	230,108,217	United States Dollar	3,648,747	(54,290)
05/29/2015	Merrill Lynch	Indian Rupee	184,587,779	United States Dollar	2,934,156	(50,762)
05/29/2015	Standard Chartered	Indian Rupee	114,710,137	United States Dollar	1,805,748	(13,893)
05/29/2015	Deutsche Bank	Malaysian Ringgit	17,500,974	United States Dollar	4,815,236	76,132
05/29/2015	UBS	Malaysian Ringgit	27,775,300	United States Dollar	7,653,706	109,244
05/29/2015	Morgan Stanley	Russian Ruble	162,303,330	United States Dollar	2,587,126	527,558
05/29/2015	ANZ	Thai Baht	168,676,600	United States Dollar	5,152,004	(40,111)
05/29/2015	Deutsche Bank	Thai Baht	51,210,726	United States Dollar	1,566,556	(14,570)
05/29/2015	Standard Chartered	United States Dollar	10,127,937	Euro	9,480,504	(521,371)
05/29/2015	BNP Paribas	United States Dollar	1,256,073	Indian Rupee	79,603,600	12,607
06/02/2015	HSBC Bank	Brazilian Real	7,275,748	United States Dollar	2,467,066	(80,842)
06/02/2015	Morgan Stanley	Brazilian Real	18,537,712	United States Dollar	6,348,423	(268,617)
06/02/2015	Santander	Brazilian Real	7,064,209	United States Dollar	2,408,855	(92,009)
06/30/2015	UBS	Chinese Yuan Renminbi	48,585,106	United States Dollar	7,871,220	26,958
06/30/2015	Deutsche Bank	Hungarian Forint	1,294,682,197	United States Dollar	4,688,934	89,909
06/30/2015	ANZ	Indonesian Rupiah	10,231,381,831	United States Dollar	772,471	3,323
06/30/2015	JP Morgan	Korean Won	15,197,120,676	United States Dollar	13,860,927	222,472
06/30/2015	ANZ	Malaysian Ringgit	29,010,100	United States Dollar	7,791,293	297,891
06/30/2015	Barclays	Philippine Peso	3,397,754	United States Dollar	76,560	(612)
06/30/2015	HSBC Bank	Polish Zloty	27,422,966	United States Dollar	7,217,520	384,176
06/30/2015	JP Morgan	Polish Zloty	27,422,966	United States Dollar	7,114,533	487,164
06/30/2015	Morgan Stanley	Russian Ruble	191,483,024	United States Dollar	2,989,587	641,279

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
06/30/2015	BNP Paribas	Taiwan Dollar	330,156,021	United States Dollar	10,573,451	$211,873
06/30/2015	BNP Paribas	Thai Baht	163,200,684	United States Dollar	5,020,015	(78,614)
06/30/2015	Morgan Stanley	Thai Baht	109,003,600	United States Dollar	3,350,864	(50,446)
06/30/2015	HSBC Bank	United States Dollar	764,097	Chinese Offshore Yuan	4,762,235	1,362
06/30/2015	BNP Paribas	United States Dollar	5,645,146	Singapore Dollar	7,699,132	(167,004)
06/30/2015	ANZ	United States Dollar	2,670,000	Taiwan Dollar	81,702,000	1,012
07/17/2015	HSBC Bank	Chinese Offshore Yuan	3,785,666	United States Dollar	564,393	41,104
07/17/2015	Standard Chartered	Chinese Offshore Yuan	24,998,265	United States Dollar	3,761,400	236,938
07/17/2015	Standard Chartered	Chinese Offshore Yuan	657,900	United States Dollar	100,038	5,190
07/17/2015	HSBC Bank	United States Dollar	18,198	Chinese Offshore Yuan	119,651	(940)
07/17/2015	HSBC Bank	United States Dollar	557,442	Chinese Offshore Yuan	3,666,015	(28,918)
07/17/2015	Standard Chartered	United States Dollar	3,870,000	Chinese Offshore Yuan	25,656,165	(233,566)
07/31/2015	BNP Paribas	Chilean Peso	2,530,782,000	United States Dollar	4,140,000	(38,329)
07/31/2015	HSBC Bank	Chilean Peso	611,939,578	United States Dollar	980,908	10,870
07/31/2015	Santander	Chilean Peso	4,921,802,296	United States Dollar	7,930,077	46,752
07/31/2015	Credit Suisse	Colombian Peso	20,868,540,000	United States Dollar	8,289,390	388,166
07/31/2015	Credit Suisse	Colombian Peso	4,786,302,716	United States Dollar	1,958,389	31,851
07/31/2015	Barclays	Czech Koruna	95,447,214	United States Dollar	3,746,407	163,039
07/31/2015	HSBC Bank	Hungarian Forint	1,262,766,587	United States Dollar	4,502,805	155,492
07/31/2015	BNP Paribas	Israeli Shekel	7,330,218	United States Dollar	1,866,288	33,031
07/31/2015	Merrill Lynch	Mexican Peso	89,070,505	United States Dollar	5,724,877	42,437
07/31/2015	UBS	Mexican Peso	101,622,347	United States Dollar	6,552,053	27,992
07/31/2015	HSBC Bank	Polish Zloty	11,690,700	United States Dollar	3,154,448	82,915
07/31/2015	Morgan Stanley	Romanian Leu	19,982,425	United States Dollar	4,829,006	233,492
07/31/2015	ANZ	South African Rand	15,862,506	United States Dollar	1,290,000	22,829
07/31/2015	Barclays	South African Rand	24,555,298	United States Dollar	2,032,000	271
07/31/2015	Citibank	South African Rand	17,026,497	United States Dollar	1,399,308	9,857
07/31/2015	JP Morgan	South African Rand	37,849,229	United States Dollar	3,055,413	77,104
07/31/2015	Merrill Lynch	South African Rand	5,582,061	United States Dollar	458,000	3,988
07/31/2015	Deutsche Bank	Turkish Lira	14,406,032	United States Dollar	5,139,321	107,839
07/31/2015	JP Morgan	United States Dollar	3,311,057	Colombian Peso	8,277,642,986	(130,952)
07/31/2015	JP Morgan	United States Dollar	4,856,084	Colombian Peso	12,236,118,660	(231,938)
07/31/2015	Citibank	United States Dollar	276,721	Peruvian Neuvo Sol	878,588	432
03/06/2017	HSBC Bank	Chinese Offshore Yuan	26,500,860	United States Dollar	4,163,202	(94,806)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	42,770,000	United States Dollar	6,710,599	(144,574)
03/06/2017	HSBC Bank	United States Dollar	4,645,000	Chinese Offshore Yuan	28,989,445	194,558
03/06/2017	HSBC Bank	United States Dollar	4,717,450	Chinese Offshore Yuan	30,344,995	58,904
03/06/2017	HSBC Bank	United States Dollar	1,560,000	Chinese Offshore Yuan	9,936,420	34,567
03/20/2017	Standard Chartered	Chinese Offshore Yuan	30,331,751	United States Dollar	4,756,057	(103,694)
03/20/2017	Standard Chartered	United States Dollar	3,399,284	Chinese Offshore Yuan	21,446,083	109,828
03/20/2017	Standard Chartered	United States Dollar	1,403,739	Chinese Offshore Yuan	8,885,668	40,832

Total						$2,825,002

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

At April 30, 2015, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

Brazil CETIP Interbank
Deposit Rate	13.270%	BRL	70,036,013	01/02/2017	$(52,299)	HSBC

Brazil CETIP Interbank
Deposit Rate	12.123%	BRL	6,568,423	01/02/2018	(51,344)	HSBC

Brazil CETIP Interbank
Deposit Rate	11.990%	BRL	9,035,565	01/02/2018	(81,241)	HSBC

Brazil CETIP Interbank
Deposit Rate	12.140%	BRL	8,139,264	01/02/2018	(62,453)	HSBC

					$(247,337)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$283,246,178	$—	$283,246,178
Corporate Convertible Bonds	—	98,789	—	98,789
Government Agencies	—	9,225,545	—	9,225,545
Government Bonds	—	390,186,904	—	390,186,904
Municipal Bonds	—	682,050	—	682,050
Index Linked Government Bonds	—	6,466,463	—	6,466,463

Total Debt Securities	—	689,905,929	—	689,905,929
Common Stock	—	104,804	—	104,804
Bank Loans	—	7,517,087	91,384	7,608,471
Warrants	—	22,248	—	22,248
Fully Funded Total Return Swaps	—	11,046,996	—	11,046,996
Short-Term Investments	—	33,000,000	—	33,000,000
Total Investments	$—	$741,597,064	$91,384	$741,688,448

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$8,025,957	$—	$8,025,957
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(5,200,955)	—	(5,200,955)
Interest Rate Swap Contracts	—	(247,337)	—	(247,337)
Total Other Financial Instruments	$—	$2,577,665	$—	$2,577,665

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2014	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Amortization	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 4/30/2015
Investments, at value
China	$—	$91,077	$—	$151	$156	$—	$—	$91,384
Total	$—	$91,077	$—	$151	$156	$—	$—	$91,384

See the table on “Quantitative information about Fair Value measurement” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2015.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/2015	Valuation Technique	Unobservable Input	Actual
Bank Loans	$91,384	At cost plus accrued interest	Loan Terms	N/A

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$8,025,957	$—
	$8,025,957	$—

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(247,337)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(5,200,955)	—
	$(5,200,955)	$(247,337)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2015:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$4,277,667	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(121,737)
	$4,277,667	$(121,737)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$3,958,810	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(328,040)
	$3,958,810	$(328,040)

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$793,824,834
Gross tax appreciation of investments	10,913,039
Gross tax depreciation of investments	(63,049,425)
Net tax depreciation of investments	$(52,136,386)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $156,882)
Grupo Financiero Galicia S.A. ADR		3,679	$81,085	0.85
YPF S.A. ADR		2,794	85,329	0.90
			166,414	1.75
Brazil (Cost $606,780)
Cosan Ltd., Class A		27,100	196,746	2.07
Estacio Participacoes S.A.	BRL	23,600	142,558	1.50
Iochpe-Maxion S.A.	BRL	14,700	53,668	0.57
			392,972	4.14
Chile (Cost $98,275)
Banco de Chile ADR		1,322	92,804	0.98
			92,804	0.98
China (Cost $2,729,869)
Baidu, Inc. ADR		2,095	419,587	4.42
China CITIC Bank Corp. Ltd., Class H	HKD	702,000	638,045	6.72
China Minsheng Banking Corp. Ltd., Class H	HKD	249,200	365,232	3.85
China Modern Dairy Holdings Ltd.	HKD	116,000	47,357	0.50
China National Building Material Co. Ltd., Class H	HKD	154,000	187,250	1.97
CITIC Securities Co. Ltd., Class H	HKD	21,000	93,248	0.98
E-House China Holdings Ltd. ADR		7,895	53,686	0.57
Far East Horizon Ltd.	HKD	48,000	50,813	0.54
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	HKD	40,000	153,228	1.62
Haitong Securities Co. Ltd., Class H	HKD	32,000	104,727	1.10
Intime Retail Group Co. Ltd.	HKD	46,500	52,043	0.55
Ju Teng International Holdings Ltd.	HKD	292,000	183,451	1.93
Nine Dragons Paper Holdings Ltd.	HKD	167,000	136,276	1.44
Ping An Insurance Group Co. of China Ltd., Class H	HKD	33,000	473,499	4.99
Shimao Property Holdings Ltd.	HKD	83,000	196,334	2.07
SouFun Holdings Ltd. ADR		15,980	132,155	1.39
Sunac China Holdings Ltd.	HKD	171,000	225,354	2.38
			3,512,285	37.02
Egypt (Cost $49,130)
Egyptian Financial Group-Hermes Holding Co. GDR		9,694	35,141	0.37
			35,141	0.37
Greece (Cost $146,594)
Piraeus Bank S.A.	EUR	88,489	39,073	0.41
			39,073	0.41
India (Cost $80,329)
ICICI Bank Ltd. ADR		9,693	105,944	1.12
			105,944	1.12
Indonesia (Cost $154,692)
Matahari Department Store Tbk PT	IDR	122,100	164,780	1.74
			164,780	1.74
Mexico (Cost $386,732)
Cemex S.A.B. de C.V. ADR (Participation Certificate)		10,589	101,869	1.08
Grupo Mexico S.A.B. de C.V., Series B	MXN	28,926	89,293	0.94
Ternium S.A. ADR		7,260	153,912	1.62
			345,074	3.64
Russia (Cost $331,104)
Aeroflot - Russian Airlines OJSC		36,000	26,663	0.28
Novatek OAO GDR (Registered)		2,113	204,319	2.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Russia - (continued)
Sberbank of Russia ADR		10,735	$63,749	0.67
			294,731	3.11
Singapore (Cost $128,618)
Lippo Karawaci Tbk PT	IDR	1,516,100	138,525	1.46
			138,525	1.46
South Africa (Cost $99,790)
Sasol Ltd. ADR		2,388	96,117	1.01
			96,117	1.01
South Korea (Cost $1,361,285)
Hyundai Motor Co.	KRW	527	82,726	0.87
Kia Motors Corp.	KRW	4,082	188,113	1.98
Korea Electric Power Corp.	KRW	6,874	298,461	3.15
Korean Reinsurance Co.	KRW	9,247	102,626	1.08
LG Display Co. Ltd.	KRW	6,902	190,740	2.01
POSCO	KRW	350	82,818	0.88
Samsung Engineering Co. Ltd.	KRW	1,087	39,101	0.41
SK Hynix, Inc.	KRW	5,502	235,224	2.48
			1,219,809	12.86
Taiwan (Cost $1,364,241)
Acer, Inc.	TWD	285,000	186,616	1.97
AU Optronics Corp. ADR		7,672	38,514	0.40
Capital Securities Corp.	TWD	126,000	46,587	0.49
Casetek Holdings Ltd.	TWD	20,000	121,339	1.28
Catcher Technology Co. Ltd.	TWD	7,000	81,969	0.86
Evergreen Marine Corp. Taiwan Ltd.	TWD	173,000	117,468	1.24
Hon Hai Precision Industry Co. Ltd.	TWD	66,600	199,658	2.10
Innolux Corp.	TWD	288,000	148,886	1.57
Primax Electronics Ltd.	TWD	45,000	59,413	0.63
Shin Kong Financial Holding Co. Ltd.	TWD	327,000	106,026	1.12
United Microelectronics Corp.	TWD	582,000	276,367	2.91
			1,382,843	14.57
Turkey (Cost $237,062)
Turkiye Halk Bankasi A.S.	TRY	26,354	133,425	1.40
Yapi ve Kredi Bankasi A.S.	TRY	46,579	72,930	0.77
			206,355	2.17
Total Common Stock (Cost $7,931,383)			8,192,867	86.35

Preferred Stock

Brazil (Cost $545,442)
Itau Unibanco Holding S.A. ADR		16,661	213,594	2.25
Petroleo Brasileiro S.A. ADR		33,111	287,403	3.03
			500,997	5.28
Colombia (Cost $150,601)
Avianca Holdings S.A. ADR		7,065	92,269	0.97
Bancolombia S.A. ADR		1,118	50,612	0.54
			142,881	1.51

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
South Korea (Cost $56,363)
Hyundai Motor Co. Ltd.	KRW	336	$38,104	0.40
			38,104	0.40
Total Preferred Stock (Cost $752,406)			681,982	7.19

Equity-Linked Securities

India (Cost $459,798)
Adani Ports and Special Economic Zone Ltd., Issued by JP Morgan Structured Products B.V.		26,890	134,281	1.42
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		12,371	110,376	1.16
Bharat Petroleum Corp. Ltd., Issued by JP Morgan Structured Products B.V.		6,980	84,023	0.89
Maruti Suzuki India Ltd., Issued by Merrill Lynch International & Co.		1,580	92,486	0.98
Shriram Transport Finance Co. Ltd., Issued by JP Morgan Structured Products B.V.		2,311	35,268	0.37
Tata Chemicals Ltd., Issued by JP Morgan Structured Products B.V.		6,371	42,795	0.45
Tech Mahindra Ltd., Issued by Citigroup Global Markets Holdings, Inc.		13,616	133,147	1.40
			632,376	6.67
Total Equity-Linked Securities (Cost $459,798)			632,376	6.67

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $ — )
Ju Teng International Holdings Ltd., Exp. 10/14/2016, Strike Price $4.60	HKD	36,500	$3,202	0.03

Total Warrants (Cost $ — )			3,202	0.03

Total Investments (Total Cost $9,143,587)			9,510,427	100.24

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(22,793)	(0.24)

Net Assets			$9,487,634	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

At April 30, 2015, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	0.5
Energy	10.1
Financials	38.2
Health Care	1.6
Industrials	4.9
Information Technology	25.4
Materials	8.4
Utilities	3.1
Total Investments	100.2
Other Assets Less Liabilities	(0.2)
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments, as of April 30, 2015.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$166,414	$—	$—	$166,414
Brazil	392,972	—	—	392,972
Chile	92,804	—	—	92,804
China	605,427	2,906,858	—	3,512,285
Egypt	35,141	—	—	35,141
Greece	—	39,073	—	39,073
India	105,944	—	—	105,944
Indonesia	—	164,780	—	164,780
Mexico	345,074	—	—	345,074
Russia	26,663	268,068	—	294,731
Singapore	—	138,525	—	138,525
South Africa	96,117	—	—	96,117
South Korea	—	1,219,809	—	1,219,809
Taiwan	38,514	1,344,329	—	1,382,843
Turkey	—	206,355	—	206,355

Total Common Stock	1,905,070	6,287,797	—	8,192,867
Preferred Stock
Brazil	500,997	—	—	500,997
Colombia	142,881	—	—	142,881
South Korea	—	38,104	—	38,104

Total Preferred Stock	643,878	38,104	—	681,982
Equity - Linked Securities
India	—	632,376	—	632,376
Warrants
China	—	3,202	—	3,202
Total Investments	$2,548,948	$6,961,479	$—	$9,510,427

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended

April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 6

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$9,156,723
Gross tax appreciation of investments	1,118,274
Gross tax depreciation of investments	(764,570)
Net tax appreciation of investments	$353,704

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $626,681)
IRSA Inversiones y Representaciones S.A. ADR		36,279	$657,375	1.27
			657,375	1.27
Brazil (Cost $3,569,506)
CVC Brasil Operadora e Agencia de Viagens S.A.	BRL	40,400	232,508	0.45
Estacio Participacoes S.A.	BRL	36,600	221,086	0.43
GAEC Educacao S.A.	BRL	74,700	500,322	0.97
Iochpe-Maxion S.A.	BRL	112,400	410,362	0.80
Tereos Internacional S.A.	BRL	488,692	158,953	0.31
Tupy S.A.	BRL	97,700	554,497	1.07
Wilson Sons Ltd. BDR	BRL	16,640	171,981	0.33
			2,249,709	4.36
Chile (Cost $579,310)
Cia Sud Americana de Vapores S.A.	CLP	9,358,634	358,494	0.70
			358,494	0.70
China (Cost $13,477,853)
21Vianet Group, Inc. ADR		76,450	1,572,577	3.05
Anton Oilfield Services Group	HKD	2,280,000	550,051	1.07
Boer Power Holdings Ltd.	HKD	183,000	353,074	0.68
China Machinery Engineering Corp., Class H	HKD	1,037,000	1,375,263	2.67
Chinasoft International Ltd.	HKD	1,662,000	949,695	1.84
Far East Horizon Ltd.	HKD	244,000	258,301	0.50
Hollysys Automation Technologies Ltd.		18,225	400,403	0.78
iKang Healthcare Group, Inc. ADR		30,307	530,676	1.03
Intime Retail Group Co. Ltd.	HKD	579,000	648,015	1.26
Ju Teng International Holdings Ltd.	HKD	1,896,000	1,191,175	2.31
Noah Holdings Ltd. ADR		77,200	2,616,308	5.07
Semiconductor Manufacturing International Corp.	HKD	4,544,000	502,540	0.97
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H	HKD	220,000	256,535	0.50
Shenzhen Investment Ltd.	HKD	2,890,000	1,588,659	3.08
Sinovac Biotech Ltd.		29	143	—
SouFun Holdings Ltd. ADR		154,015	1,273,704	2.47
Sunac China Holdings Ltd.	HKD	1,508,000	1,987,330	3.85
Tarena International, Inc. ADR		22,300	270,945	0.53
Vipshop Holdings Ltd. ADR		39,100	1,106,139	2.15
Xinchen China Power Holdings Ltd.	HKD	981,000	471,727	0.92
			17,903,260	34.73
Egypt (Cost $400,303)
Egyptian Financial Group-Hermes Holding Co. GDR		107,834	390,898	0.76
			390,898	0.76
Hong Kong (Cost $518,018)
Singamas Container Holdings Ltd.	HKD	2,648,000	501,122	0.97
			501,122	0.97
Indonesia (Cost $1,498,280)
AKR Corporindo Tbk PT	IDR	72,300	28,859	0.06
Bank Tabungan Negara Persero Tbk PT	IDR	5,743,700	492,675	0.96
Berlian Laju Tanker Tbk PT(2)	IDR	4,428,000	16,739	0.03
Ciputra Surya Tbk PT	IDR	1,941,700	440,712	0.85
Lippo Karawaci Tbk PT	IDR	5,125,500	468,313	0.91
			1,447,298	2.81

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Mexico (Cost $2,198,922)
Credito Real S.A.B. de C.V. SOFOM, E.R.	MXN	113,172	$279,943	0.54
Cydsa S.A.B. de C.V.	MXN	242,823	405,497	0.79
Grupo Famsa S.A.B. de C.V., Series A	MXN	353,326	263,233	0.51
Grupo Industrial Saltillo S.A.B. de C.V.	MXN	281,200	569,108	1.10
Grupo Lamosa S.A.B. de C.V.	MXN	98,500	215,015	0.42
PLA Administradora Industrial, S. de R.L. de C.V.	MXN	108,100	213,494	0.42
			1,946,290	3.78
Philippines (Cost $318,164)
Century Properties Group, Inc.	PHP	11,119,001	227,314	0.44
			227,314	0.44
Russian Federation (Cost $1,825,067)
Aeroflot - Russian Airlines OJSC		373,200	276,404	0.53
Aeroflot - Russian Airlines OJSC (MIC Exchange)	RUB	148,400	109,564	0.21
LSR Group PJSC GDR (Registered)		221,748	617,923	1.20
QIWI PLC ADR		11,136	302,231	0.59
			1,306,122	2.53
South Korea (Cost $4,976,831)
Dongsung Finetec Co. Ltd.	KRW	50,559	359,504	0.70
Interpark Corp.	KRW	17,820	349,033	0.68
Interpark Holdings Corp.	KRW	62,217	517,774	1.00
Korean Reinsurance Co.	KRW	75,706	840,209	1.63
Modetour Network, Inc.	KRW	40,526	1,381,591	2.68
Samchuly Bicycle Co. Ltd.	KRW	24,578	576,420	1.12
Soulbrain Co. Ltd.	KRW	38,106	1,472,332	2.85
			5,496,863	10.66
Taiwan (Cost $10,640,444)
Altek Corp.	TWD	797,900	869,928	1.69
Bizlink Holding, Inc.	TWD	110,000	470,899	0.91
Capital Securities Corp.	TWD	1,359,000	502,478	0.97
Casetek Holdings Ltd.	TWD	107,000	649,165	1.26
China Airlines Ltd.	TWD	910,000	483,888	0.94
Chipbond Technology Corp.	TWD	229,000	496,589	0.96
Evergreen Marine Corp. Taiwan Ltd.	TWD	775,000	526,227	1.02
FLEXium Interconnect, Inc.	TWD	452,000	1,603,597	3.11
Globalwafers Co. Ltd.	TWD	141,618	438,720	0.85
Globe Union Industrial Corp.	TWD	1,125	567	—
Gloria Material Technology Corp.	TWD	414,000	308,885	0.60
Innolux Corp.	TWD	1,970,891	1,018,885	1.98
Johnson Health Tech Co. Ltd.	TWD	131,257	340,443	0.66
Merry Electronics Co. Ltd.	TWD	185,000	424,499	0.82
MPI Corp.	TWD	300,000	897,463	1.74
On-Bright Electronics, Inc.	TWD	64,000	348,595	0.68
Primax Electronics Ltd.	TWD	531,000	701,078	1.36
Silicon Motion Technology Corp. ADR		16,000	468,960	0.91
Tainan Spinning Co. Ltd.	TWD	291,528	169,152	0.33
Taiwan Paiho Ltd.	TWD	274,000	743,312	1.44
			11,463,330	22.23
Turkey (Cost $489,748)
Turkiye Sinai Kalkinma Bankasi A.S.	TRY	575,605	434,931	0.84
			434,931	0.84

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
United Arab Emirates (Cost $450,849)
Al Noor Hospitals Group PLC	GBP	33,243	$456,625	0.89
			456,625	0.89
Total Common Stock (Cost $41,569,976)			44,839,631	86.97

Preferred Stock

Brazil (Cost $613,189)
Banco ABC Brasil S.A.	BRL	116,326	498,052	0.97
			498,052	0.97
Colombia (Cost $1,710,015)
Avianca Holdings S.A. ADR		119,545	1,561,258	3.03
			1,561,258	3.03
Total Preferred Stock (Cost $2,323,204)			2,059,310	4.00

Equity-Linked Securities

India (Cost $2,252,346)
Balrampur Chini Mills Ltd., Issued by Merrill Lynch International & Co.		453,904	328,007	0.64
Kotak Mahindra Bank Ltd., Issued by Merill Lynch International & Co.		29,267	612,659	1.19
MT Educare Ltd., Issued by Merrill Lynch International & Co.		103,306	168,065	0.32
PI Industries Ltd., Issued by Citigroup Global Markets		60,448	624,705	1.21
Shriram Transport Finance Co. Ltd., Issued by JP Morgan Structured Products		32,205	491,474	0.95
Tata Chemicals Ltd., Issued by JP Morgan Structured Products		69,624	467,672	0.91
			2,692,582	5.22
Total Equity-Linked Securities (Cost $2,252,346)			2,692,582	5.22

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $ — )
Ju Teng International Holdings Ltd., Exp. 10/14/2016, Strike Price $4.60	HKD	237,000	$20,793	0.04

Total Warrants (Cost $ — )			20,793	0.04

Total Investments (Total Cost $46,145,526)			49,612,316	96.23

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,944,107	3.77

Net Assets			$51,556,423	100.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At April 30, 2015, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	18.2%
Consumer Staples	0.9
Energy	1.1
Financials	26.4
Health Care	2.4
Industrials	14.4
Information Technology	25.7
Materials	7.1
Total Investments	96.2
Other Assets Less Liabilities	3.8
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments, which are carried at fair value as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$657,375	$—	$—	$657,375
Brazil	2,249,709	—	—	2,249,709
Chile	358,494	—	—	358,494
China	7,770,895	9,182,670	949,695	17,903,260
Egypt	390,898	—	—	390,898
Hong Kong	—	501,122	—	501,122
Indonesia	—	1,430,560	16,738	1,447,298
Mexico	1,946,290	—	—	1,946,290
Philippines	—	227,314	—	227,314
Russian Federation	578,635	727,487	—	1,306,122
South Korea	—	5,496,863	—	5,496,863
Taiwan	468,960	10,994,370	—	11,463,330
Turkey	—	434,931	—	434,931
United Arab Emirates	—	456,625	—	456,625

Total Common Stock	14,421,256	29,451,942	966,433	44,839,631
Preferred Stock
Brazil	498,052	—	—	498,052
Colombia	1,561,258	—	—	1,561,258

Total Preferred Stock	2,059,310	—	—	2,059,310
Equity - Linked Securities
India	—	2,692,582	—	2,692,582
Warrants
China	—	20,793	—	20,793
Total Investments	$16,480,566	$32,165,317	$966,433	$49,612,316

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At April 30, 2015, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
Country	Value	Reason
Common Stock
Chile	$358,494	Fair value factor was applied

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2014	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 4/30/2015
Investments, at value
Common Stock
China	$—	$—	$—	$—	$—	$—	$949,695	$—	$949,695
Indonesia	17,954	—	—	—	—	(1,216)	—	—	16,738
Total	$17,954	$—	$—	$—	$—	$(1,216)	$949,695	$—	$966,433

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2015.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/2015	Valuation Technique	Unobservable Input	Actual
Common Stocks
China	$949,695	Last traded price(a)	None	N/A
Indonesia	16,738	Discount from last traded price	Discount Percentage(b)	75%

(a)	Represents a discount to the last publicly traded price reported on applicable market as of 4/28/2015.
(b)	Represents a discount of 25% to the last publicly traded price reported on applicable market.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. An increase in the discount percentage would reduce the value of the associated security.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$621

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$ 46,199,820
Gross tax appreciation of investments	8,126,269
Gross tax depreciation of investments	(4,713,773)
Net tax appreciation of investments	$3,412,496

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $3,257,113)
Banco Macro S.A. ADR		21,569	$1,191,687	4.61
BBVA Banco Frances S.A. ADR		64,473	1,243,039	4.80
Grupo Financiero Galicia S.A. ADR		53,647	1,182,380	4.57
			3,617,106	13.98
Bangladesh (Cost $761,619)
Islami Bank Bangladesh Ltd.	BDT	2,518,903	524,798	2.03
			524,798	2.03
Egypt (Cost $557,093)
Arabian Cement Co.	EGP	242,051	554,525	2.14
			554,525	2.14
Greece (Cost $321,968)
OPAP S.A.	EUR	34,181	303,740	1.17
			303,740	1.17
Indonesia (Cost $2,011,729)
Ciputra Surya Tbk PT	IDR	1,299,100	294,860	1.14
Modernland Realty Tbk PT	IDR	13,301,500	532,541	2.06
Pakuwon Jati Tbk PT	IDR	30,240,500	1,018,332	3.93
			1,845,733	7.13
Kazakhstan (Cost $223,936)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		32,506	251,780	0.97
			251,780	0.97
Kenya (Cost $377,883)
CFC Stanbic Holdings Ltd.	KES	33,000	43,256	0.17
Kenya Commercial Bank Ltd.	KES	513,500	339,256	1.31
			382,512	1.48
Kuwait (Cost $2,082,962)
Agility Public Warehousing Co. KSC	KWD	202,700	530,697	2.05
National Bank of Kuwait S.A.K.P.	KWD	487,897	1,390,878	5.38
			1,921,575	7.43
Nigeria (Cost $147,288)
SEPLAT Petroleum Development Co. PLC(2)	GBP	77,073	147,875	0.57
			147,875	0.57
Pakistan (Cost $4,816,834)
Bank Al Habib Ltd.	PKR	1,221,500	561,041	2.17
D.G. Khan Cement Co. Ltd.	PKR	680,000	922,905	3.56
Engro Corp. Ltd.	PKR	392,000	1,220,596	4.71
Fatima Fertilizer Co. Ltd.	PKR	751,500	279,384	1.08
Fauji Fertilizer Bin Qasim Ltd.	PKR	506,500	240,568	0.93
Fauji Fertilizer Co. Ltd.	PKR	396,300	553,459	2.14
Hub Power (The) Co. Ltd.	PKR	315,500	302,827	1.17
K-Electric Ltd.	PKR	3,745,500	275,927	1.07
Maple Leaf Cement Factory Ltd.	PKR	1,341,500	848,983	3.28
			5,205,690	20.11
Philippines (Cost $2,923,004)
Belle Corp.	PHP	8,456,000	791,087	3.06
Cebu Air, Inc.	PHP	2,140	4,085	0.01
Century Properties Group, Inc.	PHP	8,017,161	163,901	0.63
Cosco Capital, Inc.	PHP	670,400	123,423	0.48
Melco Crown Philippines Resorts Corp.	PHP	2,270,900	462,209	1.79
Premium Leisure Corp.	PHP	11,909,000	435,228	1.68
San Miguel Pure Foods Co., Inc.	PHP	120,390	529,856	2.05
			2,509,789	9.70

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Sri Lanka (Cost $2,283,702)
People’s Leasing & Finance PLC	LKR	6,083,492	$1,093,898	4.23
Sampath Bank PLC	LKR	635,189	1,238,387	4.78
Seylan Bank PLC	LKR	6,786	5,412	0.02
			2,337,697	9.03
Turkey (Cost $268,065)
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D	TRY	347,740	239,140	0.93
			239,140	0.93
United Arab Emirates (Cost $2,455,413)
Air Arabia PJSC	AED	1,319,150	586,165	2.26
Emirates NBD PJSC	AED	232,060	623,466	2.41
Mashreqbank PSC	AED	40,300	1,316,653	5.09
			2,526,284	9.76
Vietnam (Cost $1,383,487)
Kinh Bac City Development Share Holding Corp.	VND	708,130	512,921	1.98
Petrovietnam Fertilizer & Chemicals JSC	VND	578,760	809,622	3.13
			1,322,543	5.11
Total Common Stock (Cost $23,872,096)			23,690,787	91.54

Preferred Stock

Colombia (Cost $549,412)
Avianca Holdings S.A. ADR		46,560	608,074	2.35
			608,074	2.35
Total Preferred Stock (Cost $549,412)			608,074	2.35

	Currency(1)	Par	Value	% of Net Assets
Convertible Bond

Oman (Cost $ — )
Bank Muscat S.A.O.G. 3.500%, 03/19/2018	OMR	31,609	$—	—
			—	—
Total Convertible Bond (Cost $ — )			—	—

	Currency(1)	Shares	Value	% of Net Assets
Investment Companies
db x-trackers MSCI Pakistan IM TRN Index UCITS ETF	EUR	186,354	$376,621	1.45
Total Investment Companies (Cost $376,994)			376,621	1.45

Total Investments (Total Cost $24,798,502)			24,675,482	95.34

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,205,902	4.66

Net Assets			$25,881,384	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Percentages shown are based on net assets.

At April 30, 2015, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	3.0%
Consumer Staples	2.5
Energy	0.6
Financials	58.4
Industrials	6.7
Materials	21.9
Utilities	2.2
Total Investments	95.3
Other Assets Less Liabilities	4.7
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments, which are carried at fair value, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$3,617,106	$—	$—	$3,617,106
Bangladesh	—	524,798	—	524,798
Egypt	554,525	—	—	554,525
Greece	—	303,740	—	303,740
Indonesia	—	1,845,733	—	1,845,733
Kazakhstan	251,780	—	—	251,780
Kenya	—	382,512	—	382,512
Kuwait	—	1,921,575	—	1,921,575
Nigeria	—	147,875	—	147,875
Pakistan	—	5,205,690	—	5,205,690
Philippines	—	2,509,789	—	2,509,789
Sri Lanka	—	2,337,697	—	2,337,697
Turkey	—	239,140	—	239,140
United Arab Emirates	1,316,653	1,209,631	—	2,526,284
Vietnam	—	1,322,543	—	1,322,543

Total Common Stock	5,740,064	17,950,723	—	23,690,787
Preferred Stocks
Colombia	608,074	—	—	608,074
Convertible Bonds
Oman	—	—	—	—
Investment Companies
Pakistan	376,621	—	—	376,621
Total Investments	$6,724,759	$17,950,723	$—	$24,675,482

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2014	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2015
Investments, at value Common Stocks	$211,057	$522,553	$(648,265)	$ —	$(98,546)	$13,201	$ —	$ —	$ —
Total	$211,057	$522,553	$(648,265)	$ —	$(98,546)	$13,201	$ —	$ —	$ —

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$24,904,247
Gross tax appreciation of investments	1,024,364
Gross tax depreciation of investments	(1,253,129)
Net tax depreciation of investments	$(228,765)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $259,250)
Angola (Rep of) Via Northern Lights III B.V. 7.000%, 08/16/2019		250,000	$257,905	0.98
			257,905	0.98
Belarus (Cost $1,119,171)
Belarus (Rep of) 8.750%, 08/03/2015		830,000	798,327	3.02
Belarus (Rep of) 8.950%, 01/26/2018		300,000	273,600	1.04
			1,071,927	4.06
Brazil (Cost $1,478,028)
JBS Finance II Ltd. 8.250%, 01/29/2018		350,000	361,029	1.37
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		475,000	461,842	1.75
Petrobras International Finance S.A. 3.500%, 02/06/2017		400,000	394,996	1.50
Petrobras International Finance S.A. 5.875%, 03/01/2018		200,000	204,480	0.77
			1,422,347	5.39
China (Cost $4,627,678)
Agile Property Holdings Ltd. 9.875%, 03/20/2017		550,000	572,000	2.17
Baidu, Inc. 2.250%, 11/28/2017		425,000	428,710	1.62
China Hongqiao Group Ltd. 7.625%, 06/26/2017		275,000	279,751	1.06
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		475,000	477,375	1.81
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		350,000	385,000	1.46
CITIC Ltd. 6.875%, 01/21/2018		250,000	277,632	1.05
Hyva Global B.V. 8.625%, 03/24/2016		475,000	461,225	1.75
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(2)		475,000	266,000	1.01
KWG Property Holding Ltd. 13.250%, 03/22/2017		325,000	355,875	1.35
Sunac China Holdings Ltd. 9.375%, 04/05/2018		475,000	480,938	1.82
Yuzhou Properties Co. Ltd. 11.750%, 10/25/2017		350,000	372,750	1.41
			4,357,256	16.51
Colombia (Cost $314,282)
Grupo Aval Ltd. 5.250%, 02/01/2017		300,000	315,000	1.19
			315,000	1.19
Ecuador (Cost $1,704,424)
Ecuador (Rep of) 9.375%, 12/15/2015		500,000	508,750	1.93
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 5.897%, 09/24/2019		1,231,579	1,139,211	4.32
			1,647,961	6.25
Hong Kong (Cost $313,791)
Wiseyear Holdings Ltd. 5.000%, 02/15/2017		300,000	314,738	1.19
			314,738	1.19
India (Cost $1,124,083)
Bank of Baroda 5.000%, 08/24/2016		400,000	415,769	1.58
ICICI Bank Ltd. 4.750%, 11/25/2016		310,000	323,581	1.23
Vedanta Resources PLC 6.750%, 06/07/2016		375,000	383,888	1.45
			1,123,238	4.26
Indonesia (Cost $594,103)
Indo Energy Finance B.V. 7.000%, 05/07/2018		575,000	477,250	1.81
			477,250	1.81
Israel (Cost $427,002)
Delek & Avner Tamar Bond Ltd. 2.803%, 12/30/2016(3)		425,000	425,000	1.61
			425,000	1.61
Kazakhstan (Cost $1,471,597)
Halyk Savings Bank of Kazakhstan JSC 7.250%, 05/03/2017		275,000	282,661	1.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Kazakhstan - (continued)
Kazkommertsbank JSC 8.000%, 11/03/2015		500,000	$497,510	1.89
Kazkommertsbank JSC 7.500%, 11/29/2016		300,000	298,191	1.13
Kazkommertsbank JSC 8.500%, 05/11/2018		375,000	362,250	1.37
			1,440,612	5.46
Malaysia (Cost $307,382)
Malayan Banking Bhd. 3.000%, 02/10/2017		300,000	306,518	1.16
			306,518	1.16
Mexico (Cost $416,983)
Grupo Televisa S.A.B. 6.000%, 05/15/2018		375,000	419,531	1.59
			419,531	1.59
Nigeria (Cost $573,389)
Access Finance B.V. 7.250%, 07/25/2017		575,000	566,495	2.15
			566,495	2.15
Pakistan (Cost $559,341)
Pakistan (Rep of) 7.125%, 03/31/2016		550,000	565,125	2.14
			565,125	2.14
Philippines (Cost $105,095)
SM Investments Corp. 5.500%, 10/13/2017		100,000	105,085	0.40
			105,085	0.40
Russian Federation (Cost $5,073,912)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.875%, 09/25/2017		375,000	387,188	1.47
Bank of Moscow OJSC Via Kuznetski Capital, FRN 5.967%, 11/25/2015		275,000	273,080	1.03
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		375,000	367,620	1.39
Evraz Group S.A. 9.500%, 04/24/2018		450,000	460,125	1.74
Metalloinvest Finance Ltd. 6.500%, 07/21/2016		475,000	475,000	1.80
Rosneft Finance S.A. 7.875%, 03/13/2018		100,000	101,825	0.39
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, 03/06/2017		200,000	190,000	0.72
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		250,000	248,790	0.94
SCF Capital Ltd. 5.375%, 10/27/2017		200,000	186,000	0.71
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		475,000	452,200	1.71
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 04/30/2018		325,000	343,200	1.30
VimpelCom Holdings B.V. 6.255%, 03/01/2017		475,000	474,881	1.80
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		540,000	525,301	1.99
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		400,000	361,000	1.37
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/2017		200,000	197,716	0.75
			5,043,926	19.11
Saudi Arabia (Cost $328,464)
SABIC Capital I B.V. 3.000%, 11/02/2015		325,000	328,441	1.25
			328,441	1.25
South Africa (Cost $215,188)
Sappi Papier Holding GmbH 7.750%, 07/15/2017		200,000	217,000	0.82
			217,000	0.82
Turkey (Cost $1,195,287)
Akbank T.A.S. 6.500%, 03/09/2018		375,000	401,250	1.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Turkey - (continued)
Tupras Turkiye Petrol Rafinerileri A.S. 4.125%, 05/02/2018		200,000	$200,680	0.76
Yapi ve Kredi Bankasi A.S. 6.750%, 02/08/2017		300,000	317,250	1.20
Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A. 5.188%, 10/13/2015		275,000	278,438	1.06
			1,197,618	4.54
Ukraine (Cost $74,844)
Metinvest B.V. 10.500%, 11/28/2017		150,000	90,000	0.34
			90,000	0.34
United Arab Emirates (Cost $1,135,064)
Abu Dhabi National Energy Co. PJSC 4.125%, 03/13/2017		300,000	313,500	1.19
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	300,000	473,118	1.79
Emirates NBD PJSC 4.625%, 03/28/2017		300,000	313,125	1.19
			1,099,743	4.17
Venezuela (Cost $2,984,960)
Petroleos de Venezuela S.A. 5.000%, 10/28/2015		1,100,000	1,079,100	4.09
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		500,000	367,500	1.39
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		1,950,000	1,508,325	5.72
Venezuela (Rep of) 5.750%, 02/26/2016		200,000	170,000	0.64
			3,124,925	11.84
Total Debt Securities (Cost $26,403,318)			25,917,641	98.22

Total Investments (Total Cost $26,403,318)			$25,917,641	98.22

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			470,935	1.78

Net Assets			$26,388,576	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At April 30, 2015, the Ashmore Emerging Markets Short Duration Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/22/2015	Merrill Lynch	United States Dollar	469,444	British Pound	320,181	$(21,954)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$ —	$22,982,934	$ —	$22,982,934
Government Agencies	—	361,000	—	361,000
Government Bonds	—	2,573,707	—	2,573,707
Total Investments	$ —	$25,917,641	$ —	$25,917,641

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$ —	$21,954	$ —	$21,954
Total Other Financial Instruments	$ —	$21,954	$ —	$21,954

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2014. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(21,954)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 183,736

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (29,444)

*	See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

At April 30, 2015, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$26,427,242
Gross tax appreciation of investments	247,420
Gross tax depreciation of investments	(757,021)
Net tax depreciation of investments	$(509,601)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2015 (Unaudited)

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes nine funds as of April 30, 2015, each with its own investment objective. The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Short Duration Fund (each a “Fund” and collectively, the “Funds”) are separate investment funds of the Trust. Each of the Funds, except Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, are non-diversified. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds is presented herein.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

The Directors have assessed the impact of the Alternative Investment Fund Managers Directive (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) a Non-EEA AIF, and (ii) not being marketed in the European Union, as defined by the Directive.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of last official closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are generally valued on the basis of quotes obtained from brokers and dealers or pricing services, in some cases, using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If the Investment Manager believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Investment Manager may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the United States dollar are converted to the United States dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods and guidelines for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for applying the valuation methods.

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In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager and the Sub-Adviser, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager and the Sub-Adviser, as applicable, may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to Funds’ management.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of

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the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. Aside from the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. Aside from the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At April 30, 2015, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

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Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s securities.

Other Risks

Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

5. Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

The following is a summary by counterparty of the market value of reverse repurchase agreements and collateral pledged as of April 30, 2015:

Ashmore Emerging Markets Debt Fund

Counterparty	Payable for Reverse Repurchase Agreements	Collateral Pledged
Barclays	$91,322	97,278
ING	257,175	283,649
J.P. Morgan	79,273	118,560
Total	$427,770	499,487

Securities with an aggregate market value of $499,487 have been pledged as collateral in respect of reverse repurchase agreements as of April 30, 2015. The actual collateral exceeds the market values of the reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the period ended April 30, 2015 was $23,752 at a weighted average interest rate of 0.01%.

Ashmore Emerging Markets Total Return Fund

Counterparty	Payable for Reverse Repurchase Agreements	Collateral Pledged
J.P. Morgan	$776,196	851,247
Total	$776,196	851,247

Securities with an aggregate market value of $851,247 have been pledged as collateral in respect of reverse repurchase agreements as of April 30, 2015. The actual collateral exceeds the market values of the reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the period ended April 30, 2015 was $776,196 at a weighted average interest rate of 3.0%.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

6. Capital share transactions

Transactions in Class A shares for the period ended April 30, 2015, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	381,529	$3,177,917	12,501	$101,731	(87,708)	$(708,943)	306,322	$2,570,705
Ashmore Emerging Markets Local Currency Bond Fund	-	-	61	478	-	-	61	478
Ashmore Emerging Markets Currency Fund	-	-	-	3	-	-	-	3
Ashmore Emerging Markets Debt Fund	40	347	27	227	(3,973)	(33,378)	(3,906)	(32,804)
Ashmore Emerging Markets Total Return Fund	116,155	946,405	12,059	98,872	(763,420)	(6,188,297)	(635,206)	(5,143,020)
Ashmore Emerging Markets Equity Fund	165	1,469	5	39	(102)	(880)	68	628
Ashmore Emerging Markets Small-Cap Equity Fund	961	8,733	1,741	14,295	(10,253)	(89,536)	(7,551)	(66,508)
Ashmore Emerging Markets Frontier Equity Fund	17,526	157,474	1,832	15,320	(2,118)	(17,727)	17,240	155,067
Ashmore Emerging Markets Short Duration Fund	4,555	43,025	89	847	-	-	4,644	43,872

Transactions in Class C shares for the period ended April 30, 2015, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	165,230	$1,344,167	2,985	$24,284	(12,937)	$(106,804)	155,278	$1,261,647
Ashmore Emerging Markets Local Currency Bond Fund	-	-	100	783	(10,144)	(79,040)	(10,044)	(78,257)
Ashmore Emerging Markets Currency Fund	-	-	-	1	-	-	-	1
Ashmore Emerging Markets Debt Fund	-	-	4	30	-	-	4	30
Ashmore Emerging Markets Total Return Fund	11,879	98,166	1,067	8,693	(62,303)	(492,917)	(49,357)	(386,058)
Ashmore Emerging Markets Equity Fund	-	-	-	2	-	-	-	2
Ashmore Emerging Markets Small-Cap Equity Fund	1,012	10,000	373	3,273	(115)	(1,041)	1,270	12,232
Ashmore Emerging Markets Frontier Equity Fund	297	2,500	12	103	(112)	(941)	197	1,662

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Transactions in Institutional Class shares for the period ended April 30, 2015, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	11,874,796	$101,121,166	225,955	$1,905,705	(18,480,367)	$(158,673,625)	(6,379,636)	$(55,646,754)
Ashmore Emerging Markets Local Currency Bond Fund	2,209,231	17,964,427	170,957	1,386,234	(2,463,313)	(19,935,968)	(83,125)	(585,307)
Ashmore Emerging Markets Currency Fund	1,087	8,419	5,005	39,229	(22,246)	(172,507)	(16,154)	(124,859)
Ashmore Emerging Markets Debt Fund	3	21	17,108	141,024	(17)	(155)	17,094	140,890
Ashmore Emerging Markets Total Return Fund	19,755,887	162,630,030	2,907,555	24,085,958	(39,518,123)	(322,218,735)	(16,854,681)	(135,502,747)
Ashmore Emerging Markets Equity Fund	21,413	182,900	2,018	17,073	(126,227)	(1,071,537)	(102,796)	(871,564)
Ashmore Emerging Markets Small-Cap Equity Fund	528,700	6,061,287	127,946	1,320,404	(626,255)	(6,869,293)	30,391	512,398
Ashmore Emerging Markets Frontier Equity Fund	2,304,379	22,466,766	64,348	605,888	(337,991)	(3,261,226)	2,030,736	19,811,428
Ashmore Emerging Markets Short Duration Fund	520,791	5,030,598	32,192	299,508	(715)	(6,367)	552,268	5,323,739

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus, any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at general meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7. Investment transactions

For the period ended April 30, 2015, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Corporate Debt Fund	$113,468,510	$176,688,601
Ashmore Emerging Markets Local Currency Bond Fund	34,964,213	28,318,315
Ashmore Emerging Markets Currency Fund	1,066,450	1,761,310
Ashmore Emerging Markets Debt Fund	966,028	556,459
Ashmore Emerging Markets Total Return Fund	475,315,597	559,553,658
Ashmore Emerging Markets Equity Fund	4,272,335	4,863,344
Ashmore Emerging Markets Small-Cap Equity Fund	19,685,361	23,018,952
Ashmore Emerging Markets Frontier Equity Fund	30,276,843	11,788,078
Ashmore Emerging Markets Short Duration Fund	9,019,767	1,581,865

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As of April 30, 2015 (Unaudited)

8. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At October 31, 2014, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Fund	October 31, 2019
Ashmore Emerging Markets Currency Fund	$(4,413)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carry forward at October 31, 2014	Long-Term Capital Loss Carry forward at October 31, 2014
Ashmore Emerging Markets Local Currency Bond Fund	$(1,248,900)	$ (607,437)
Ashmore Emerging Markets Currency Fund	(159,188)	(68,793)
Ashmore Emerging Markets Debt Fund	(812,655)	-
Ashmore Emerging Markets Total Return Fund	(4,200,627)	(6,756,306)
Ashmore Emerging Markets Equity Fund	(787,942)	(296,757)
Ashmore Emerging Markets Short Duration Fund	(36,187)	-

The Funds in the above two tables may offset future capital gains with these capital loss carryforwards.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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As of April 30, 2015 (Unaudited)

As of October 31, 2014, the components of distributable taxable earnings, including temporary differences, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Corporate Debt Fund	$3,489,757	$-	$(290,768)	$(17,023,418)	$(13,824,429)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(1,928,289)	(5,992,280)	(7,920,569)
Ashmore Emerging Markets Currency Fund	-	-	(253,296)	(79,635)	(332,931)
Ashmore Emerging Markets Debt Fund	-	-	(824,246)	(66,682)	(890,928)
Ashmore Emerging Markets Total Return Fund	-	-	(11,438,883)	(49,702,574)	(61,141,457)
Ashmore Emerging Markets Equity Fund	23,152	-	(1,085,067)	(86,181)	(1,148,096)
Ashmore Emerging Markets Small-Cap Equity Fund	472,939	1,247,441	-	(936,408)	783,972
Ashmore Emerging Markets Frontier Equity Fund	844,843	-	(7,119)	27,449	865,173
Ashmore Emerging Markets Short Duration Fund	38,313	-	(48,434)	(351,295)	(361,416)

The taxable character of distributions paid during the fiscal year ended October 31, 2014, were as follows:

	Distributions From
Fund	Ordinary Income	Short- Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$16,592,060	$-	$-	$-	$16,592,060
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,910,983	3,910,983
Ashmore Emerging Markets Currency Fund	622,023	-	-	99,756	721,779
Ashmore Emerging Markets Debt Fund	398,834	-	821,553	3,551	1,223,938
Ashmore Emerging Markets Total Return Fund	31,997,190	4,933,954	1,676,596	11,017,760	49,625,500
Ashmore Emerging Markets Equity Fund	85,696	-	-	-	85,696
Ashmore Emerging Markets Small-Cap Equity Fund	41,293	1,549,360	459,778	-	2,050,431
Ashmore Emerging Markets Frontier Equity Fund	69,453	-	-	-	69,453
Ashmore Emerging Markets Short Duration Fund	320,406	-	-	-	320,406

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

9. Distributions to shareholders

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in Note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

As of April 30, 2015, the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the schedules of investments.

As of April 30, 2015, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Short Duration Fund had average contract notional exposures of $143,130,915, $176,863,897, $60,208,377, $6,373,781, $531,300,002, $1,027,175 and $446,239, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in United States dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

As of April 30, 2015, the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur.

As of April 30, 2015, the Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund and Ashmore Emerging Markets Total Return Fund had average notional exposures of $7,057,795, $267,257 and $20,711,632, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Offsetting of Financial Assets and Derivative Assets as of April 30, 2015.

(a) Exchange-Traded:

Centrally Cleared Swaps

Ashmore Emerging Markets Local Currency Bond Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Centrally Cleared Swap	Morgan Stanley	$-	$(2,802)	$(2,802)	$-	$(2,802)

	Total	$-	$(2,802)	$(2,802)	$-	$(2,802)

(b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Total Return Swap Contracts

Ashmore Emerging Markets Corporate Debt Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	BNP Paribas	$-	$(179,156)	$(179,156)	$-	$(179,156)
Forwards	CSFB Global Foreign Exchange London	13,079	(614,263)	(601,184)	-	(601,184)
Forwards	Deutsche Bank London	-	(23,819)	(23,819)	-	(23,819)
Forwards	Goldman Sachs International Ltd London	-	(42,597)	(42,597)	-	(42,597)
Forwards	HSBC Bank PLC	10	(49,507)	(49,497)	-	(49,497)
Forwards	JP Morgan	-	(64,830)	(64,830)	-	(64,830)
Forwards	Merrill Lynch International	-	(15,990)	(15,990)	-	(15,990)
Forwards	Morgan Stanley & Co. International	-	(34,182)	(34,182)	-	(34,182)

	Total	$13,089	$(1,024,344)	$(1,011,255)	$-	$(1,011,255)

Ashmore Emerging Markets Local Currency Bond Fund
		Forwards		Interest Rate Swaps
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	ANZ Banking Corp. Melbourne	$51,280	$(7,344)	$-	$-	$43,936	$-	$43,936
Forwards/Interest Rate Swaps	Barclays Wholesale GTS	1,236	(10,311)	-	(5,700)	(14,775)	14,775	-
Forwards	BNP Paribas	12,292	(103,318)	-	-	(91,026)	-	(91,026)
Forwards	Citibank London	180,510	(42,165)	-	-	138,345	-	138,345
Forwards	CSFB Global Foreign Exchange London	42,711	(2,612)	-	-	40,099	-	40,099
Forwards	Deutsche Bank London	112,077	(5,371)	-	-	106,706	-	106,706
Forwards	Goldman Sachs International Ltd. London	147,548	(236)	-	-	147,312	-	147,312
Forwards	HSBC Bank PLC	384,395	(161,597)	-	-	222,798	-	222,798
Interest Rate Swaps	HSBC Bank PLC	-	-	111,629	(94,963)	16,666	40,000	56,666
Forwards	JP Morgan	144,005	(10,286)	-	-	133,719	-	133,719
Forwards	Merrill Lynch International	18,177	(12,119)	-	-	6,058	-	6,058
Forwards/Interest Rate Swaps	Morgan Stanley & Co. International	490,317	(222,666)	-	(9,488)	258,163	40,000	298,163
Forwards	Santander	90,454	(73,003)	-	-	17,451	-	17,451
Forwards	Standard Chartered London	179,298	(270,989)	-	-	(91,691)	-	(91,691)
Forwards	Union Bank of Switzerland - London	26,606	-	-	-	26,606	-	26,606

	Total	$1,880,906	$(922,017)	$111,629	$(110,151)	$960,367	$94,775	$1,055,142

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Ashmore Emerging Markets Currency Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	ANZ Banking Corp. Melbourne	$6,776	$(674)	$6,102	$-	$6,102
Forwards	Barclays Wholesale GTS	11,854	(915)	10,939	-	10,939
Forwards	BNP Paribas	14,782	(3,659)	11,123		11,123
Forwards	Citibank London	15,300	(9,283)	6,017	-	6,017
Forwards	CSFB Global Foreign Exchange London	4,591	(255)	4,336	-	4,336
Forwards	Deutsche Bank London	14,834	(502)	14,332	-	14,332
Forwards	Goldman Sachs International
	Ltd. London	-	(12,898)	(12,898)	-	(12,898)
Forwards	HSBC Bank PLC	27,109	(16,059)	11,050	-	11,050
Forwards	JP Morgan	30,233	-	30,233	-	30,233
Forwards	Merrill Lynch International	8,653	(5,160)	3,493	-	3,493
	Morgan Stanley & Co.
Forwards	International	81,428	(16,199)	65,229	76,101	141,330
Forwards	Santander UK PLC	1,602	(1,060)	542	-	542
Forwards	Standard Chartered London	151,585	(150,765)	820	150,000	150,820
	Union Bank of Switzerland -
Forwards	London	5,634	-	5,634	-	5,634

	Total	$374,381	$(217,429)	$156,952	$226,101	$383,053

Ashmore Emerging Markets Debt Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	Barclays Wholesale GTS	$-	$-	$-	$-	$-
Forwards	BNP Paribas	-	-	-	-	-
	CSFB Global Foreign
Forwards	Exchange London	-	-	-	-	-
Forwards	Deutsche Bank London	-	-	-	-	-
	Goldman Sachs International
Forwards	Ltd. London	-	(6,675)	(6,675)	-	(6,675)
Forwards	HSBC Bank PLC	855	(4,649)	(3,794)	-	(3,794)
Forwards	JP Morgan	-	(1,254)	(1,254)	-	(1,254)
Forwards	Merill Lynch International	9	-	9	-	9
	Morgan Stanley & Co.
Forwards	International	2,816	(8,159)	(5,343)	-	(5,343)
Forwards	Santander UK PLC	964	(958)	6	-	6

	Total	$4,644	$(21,695)	$(17,051)	$-	$(17,051)

Ashmore Emerging Markets Total Return Fund
		Forwards		Interest Rate Swaps
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	ANZ Banking Corp. Melbourne	$325,055	$(40,111)	$-	$-	$284,944	$50,000	$334,944
Forwards	Barclays Wholesale GTS	163,310	(612)	-	-	162,698	-	162,698
Forwards	BNP Paribas	352,040	(496,377)	-	-	(144,337)	-	(144,337)
Forwards	Citibank London	628,982	(277,399)	-	-	351,583	-	351,583
	CSFB Global Foreign
Forwards	Exchange London	420,017	(423,936)	-	-	(3,919)	-	(3,919)
Forwards	Deutsche Bank London	703,273	(55,147)	-	-	648,126	3,500,000	4,148,126
Forwards	Goldman Sachs International Ltd. London	-	(154,677)	-	-	(154,677)	-	(154,677)
Forwards/Interest Rate Swaps	HSBC Bank PLC	1,267,514	(860,414)	-	(247,337)	159,763	910,000	1,069,763
Forwards	JP Morgan	786,740	(362,890)	-	-	423,850	-	423,850
Forwards	Merrill Lynch International	46,425	(86,735)	-	-	(40,310)	-	(40,310)
Forwards	Morgan Stanley & Co. International	1,670,538	(465,534)	-	-	1,205,004	200,000	1,405,004
Forwards	Santander	138,124	(92,009)	-	-	46,115	-	46,115
Forwards	Standard Chartered London	1,359,745	(1,885,114)	-	-	(525,369)	-	(525,369)
Forwards	Union Bank Of Switzerland - London	164,194	-	-	-	164,194	-	164,194

	Total	$8,025,957	$(5,200,955)	$-	$(247,337)	$2,577,665	$4,660,000	$7,237,665

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Ashmore Emerging Markets Short Duration Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	Merrill Lynch International	$-	$(21,954)	$(21,954)	$-	$(21,954)

	Total	$-	$(21,954)	$(21,954)	$-	$(21,954)

11. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Currency Fund	0.85%
Ashmore Emerging Markets Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Short Duration Fund	0.65%

Prior to February 28, 2015, the Investment Manager had contractually agreed to waive its fees or reimburse each Fund for other expenses, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.25%	2.00%	0.97%
Ashmore Emerging Markets Currency Fund	1.15%	1.90%	0.87%
Ashmore Emerging Markets Debt Fund	1.20%	1.95%	0.92%
Ashmore Emerging Markets Total Return Fund	1.30%	2.05%	1.02%
Ashmore Emerging Markets Equity Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.80%	2.55%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.80%	2.55%	1.52%
Ashmore Emerging Markets Short Duration Fund	0.95%	1.70%	0.67%

Effective February 28, 2015, the Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 29, 2016, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Currency Fund	1.12%	1.87%	0.87%
Ashmore Emerging Markets Debt Fund	1.17%	1.92%	0.92%
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total amounts subject to recovery in fiscal years are shown below:

Fund	2015	2016	2017	2018	Total
Ashmore Emerging Markets Corporate Debt Fund	$209,250	$223,515	$296,575	$184,171	$913,511
Ashmore Emerging Markets Local Currency Bond Fund	274,477	212,015	282,751	132,322	901,565
Ashmore Emerging Markets Currency Fund	258,326	194,284	194,785	78,563	725,958
Ashmore Emerging Markets Debt Fund	230,499	173,356	165,889	70,841	640,585
Ashmore Emerging Total Return Fund	452,094	619,476	875,987	438,516	2,386,073
Ashmore Emerging Markets Equity Fund	253,176	147,340	217,452	112,639	730,607
Ashmore Emerging Markets Small-Cap Equity Fund	225,857	158,906	328,428	176,302	889,493
Ashmore Emerging Markets Frontier Equity Fund	-	-	298,073	87,840	385,913
Ashmore Emerging Markets Short Duration Fund	-	-	155,228	99,252	254,480

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Subadviser Fee
Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Total Return Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Equity Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. On November 5, 2013, Ashmore Emerging Markets Frontier Equity Fund was seeded. On June 24, 2014, Ashmore Emerging Markets Short Duration Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund and the Ashmore Emerging Markets Frontier Equity Fund, which were seeded with $20 million and $5 million, respectively.

As of April 30, 2015, Ashmore Investments UK Limited owned the following percentages of outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Currency Fund	35.66%
Ashmore Emerging Markets Debt Fund	97.93%
Ashmore Emerging Markets Equity Fund	66.47%
Ashmore Emerging Markets Frontier Equity Fund	78.48%
Ashmore Emerging Markets Short Duration Fund	38.40%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning greater than 5% of the outstanding shares of such Funds:

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Corporate Debt Fund	Class A	2	17.97%, 15.65%
	Class C	2	29.68%, 5.04%
	Class I	1	20.78%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	28.36%, 9.20%, 52.02%
	Class C	6	23.18%, 5.14%, 33.77%, 19.07%, 8.57%, 10.27%
	Class I	4	21.38%, 21.24%, 6.32%, 46.35%
Ashmore Emerging Markets Currency Fund	Class A	1	100.00%
	Class C	1	100.00%
	Class I	1	58.69%
Ashmore Emerging Markets Debt Fund	Class A	2	65.74%, 34.25%
	Class C	1	100.00%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	5	22.09%, 5.46%, 6.98%, 11.93%, 17.02%
	Class C	6	24.35%, 7.03%, 7.56%, 7.21%, 5.03%, 6.82%
	Class I	4	5.50%, 5.75%, 11.55%, 7.69%
Ashmore Emerging Markets Equity Fund	Class A	4	44.78%, 9.67%, 9.39%, 36.16%
	Class C	1	100.00%
	Class I	3	9.83%, 16.10%, 5.87%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	4	45.21%, 6.19%, 21.49%, 14.41%
	Class C	5	11.68%, 8.81%, 29.01%, 39.57%, 5.52%
	Class I	4	11.32%, 17.97%, 27.71%, 15.49%
Ashmore Emerging Markets Frontier Equity Fund	Class A	2	12.99%, 85.46%
	Class C	1	100.00%
Ashmore Emerging Markets Short Duration Fund	Class A	1	81.23%
	Class I	2	55.91%, 5.59%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2015 (Unaudited)

12. Financial instruments with off-balance sheet risk and concentration of credit risk

Derivative financial instruments may result in off-balance sheet market and credit risk. Market risk is the possibility that future changes in market price may make a financial instrument less valuable. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities.

Credit risk is the risk that the counterparty will default and fail to fulfill the terms of the agreement.

Derivative risk exposures are discussed in note 10.

13. Subsequent events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of April 30,2015 (Unaudited)

ADVISORY AGREEMENT APPROVAL

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on March 13, 2015, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the continuation of: (i) the Investment Management Agreement between Ashmore Investment Advisors Limited (“AIAL”) and the Trust, on behalf of each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Total Return Fund (the “Non-Subadvised Funds”) and Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund (the “Subadvised Funds,” and together with the Non-Subadvised Funds, the “Funds”); and (ii) the Sub-Advisory Agreement between AIAL and Ashmore Equities Investment Management (US) LLC (formerly, Ashmore EMM, L.L.C), an affiliate of AIAL (“AEIM”), for the management of the Subadvised Funds (each, an “Agreement,” and collectively, the “Agreements”).

In determining to approve the continuation of the Agreements for a one-year period, the Board considered all factors that it believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below. In evaluating the terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Contracts Review Committee, which is comprised of all of the Independent Trustees, discussed the information over the course of several different occasions, without representatives of AIAL present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services provided by AIAL to all of the Funds and by AEIM to the Subadvised Funds.

AIAL’s Services to All Funds

The Board considered information regarding the overall organization and resources of AIAL, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds. The Board reviewed AIAL’s key personnel who provide investment management services to the Funds, as well as the fact that, under the Agreements, AIAL has the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions.

The Board considered that AIAL’s duties include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Funds’ investment policies and restrictions, the 1940 Act and other relevant laws (iii) with respect to the Subadvised Funds, supervision of the investment management and other services provided by AEIM to the Subadvised Funds; and (iv) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIAL (except to the extent such salaries, fees and expenses are paid by another AIAL affiliate other than the trust or a Fund). The Board also evaluated the significant compliance resources available to and utilized by AIAL. Finally, the Board noted that responsibility for the advisory services that AIAL provides to the Funds had been transferred from Ashmore Investment Management Limited (“AIML”) in July 2014, and that AIAL and AIML had the same investment, managerial and administrative personnel and resources.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30,2015 (Unaudited)

AEIM’s Services to the Subadvised Funds

The Board’s consideration of the services provided by AEIM included a review of its senior management, portfolio managers and other personnel providing investment management services to the Subadvised Funds, its investment philosophy, style and processes, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers. In their deliberations with respect to the Subadvised Funds, the Board considered AIAL’s relationship with AEIM. The Board also considered AEIM’s breadth and depth of experience and investment results in managing other accounts similar to the Subadvised Funds. The Board reviewed information concerning AEIM’s historical investment results in managing accounts in a manner substantially similar to the Subadvised Funds.

Investment Performance

In considering each Fund’s performance, the Board requested and received from AIAL data compiled by Lipper Inc. (“Lipper”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Board considered the performance of the Funds in light of their respective investment objectives on a comparable basis relative to the Funds’ peers. The Board received performance information for Institutional Shares for the one-, two- and three-year periods ended December 31, 2014 for each Fund, other than Ashmore Emerging Markets Frontier Equity Fund, (which commenced investment operations on November 5, 2013), for which the Board received performance information for the one-year period ended December 31, 2014. In considering such comparative data, the Trustees noted the specialized nature and focus of many of the Funds, and for certain Funds the limited number of peer group funds, particularly for the longer performance periods.

Ashmore Emerging Markets Corporate Debt Fund. The Board noted that the Ashmore Emerging Markets Corporate Debt Fund ranked seventh out of seven in its peer group for the one-year period ended December 31, 2014, and sixth out of six in its peer group for the two- and three-year periods then ended, while ranking in the fifth, fourth and second quintiles (first being the best) in its larger universe for the same three periods.

Ashmore Emerging Markets Currency Fund. They observed that the Ashmore Emerging Markets Currency Fund ranked third out of four in its peer group for the one- and two-year periods ended December 31, 2014, and third out of three for the three-year period then ended, while ranking in the fourth, fourth and third quintiles (first being the best) in its larger universe for the same three periods.

Ashmore Emerging Markets Debt Fund. The Board noted that the Ashmore Emerging Markets Debt Fund ranked second out of six, second out of four and first out of one in its peer group for the one-, two- and three-year periods ended December 31, 2014, respectively, while ranking in the second, third and fourth quintiles (first being the best) in its larger universe for the same three periods.

Ashmore Emerging Markets Equity Fund. The Board observed that Ashmore Emerging Markets Equity Fund ranked thirteenth out of fifteen, eleventh out of fifteen and seventh out of seven in its peer group for the one-, two-and three-year periods ended December 31, 2014, respectively, while ranking in the fifth, third and third quintiles (first being the best) in its larger universe for the same three periods.

Ashmore Emerging Markets Frontier Equity Fund. The Board noted that the Ashmore Emerging Markets Frontier Equity Fund ranked first out of six in its peer group for the one-year period ended December 31, 2014, while ranking in the first quintile (first being the best) in its larger universe for the same period.

Ashmore Emerging Markets Local Currency Bond Fund. The Board observed that the Ashmore Emerging Markets Local Currency Bond Fund ranked seventh out of ten, eighth out of ten and sixth out of nine in its peer group for the one-, two and three-year periods ended December 31, 2014, respectively, while ranking in the third, fourth and third quintiles (first being the best) in its larger universe for the same three periods.

Ashmore Emerging Markets Small-Cap Equity Fund. The Board noted that the Ashmore Emerging Markets Small-Cap Equity Fund ranked fifth out of five, fourth out of five and fifth out of five in its peer group for the one-, two-and three-year periods ended December 31, 2014, respectively, while ranking in the fifth, second and second quintile (first being the best) in its larger universe for the same three periods.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2015 (Unaudited)

Ashmore Emerging Markets Total Return Fund. The Board observed that the Ashmore Emerging Markets Total Return Fund ranked eighth out of eight, sixth out of six and third out of four in its peer group for the one-, two and three-year periods ended December 31, 2014, respectively, while ranking in the fifth quintiles (first being the best) in its larger universe for the same three periods.

The Board also took into account AIAL’s explanation for the comparative underperformance of certain Funds; specifically that the Funds had exposure to certain types of investments that had underperformed other types of emerging market asset classes and issuers over the relevant time periods. The Board also considered AIAL’s view that the depressed valuations in certain of these underperforming asset classes and issuers had provided what AIAL believed were attractive purchase opportunities that AIAL anticipated would position the Funds well for future returns. The Board also noted AIAL’s and AIEM’s expressed long-term approach to investment management and their favorable longer-term track record in managing accounts having similar strategies as the Funds.

The Board concluded that it was satisfied with the nature, extent and quality of services provided by AIAL to each Fund and that there was a reasonable basis on which to conclude that each Fund would continue to benefit from the services provided by AIAL. The Board separately concluded that it was satisfied with the nature, extent and quality of services provided to the Subadvised Funds by AEIM and that there was a reasonable basis on which to conclude that the Subadvised Funds would continue to benefit from the services provided by AEIM.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees paid by each Fund to AIAL. In doing so, the Board compared the contractual and actual investment management fees and overall gross and net expense ratios (represented by the Funds’ Institutional Shares) to those of the Funds’ peers as determined by Lipper. They noted that several of the Funds were quite small in size relative to their peers. As with the performance comparisons, the Board also noted that, with respect to several of the Funds, there were only a limited number of peer funds with similar investment strategies. Where contractual or actual management fees or total expense ratios of a Fund were meaningfully above those of the Lipper peers, the Board also considered and took into account the extent to which AIAL had undertaken to waive a portion of its fees and/or reimburse expenses so as to otherwise limit these Funds’ ordinary operating expenses until at least February 29, 2016.

With respect to the Subadvised Funds, the Trustees also separately considered the fees paid by AIAL to AEIM in relation to the investment management services provided by AEIM, and the portion of the overall fee retained by AIAL in relation to the supervisory and administrative services provided by AIAL.

The Board reviewed AIAL’s costs and profitability as presented by it in serving as investment adviser. The Board noted that AIAL was operating at a loss with respect to Ashmore Emerging Markets Currency and Ashmore Emerging Markets Debt Fund. With respect to the remaining Funds, the Board concluded that AIAL’s profitability was not excessive.

In evaluating the terms of the Agreements, the Board also considered the other benefits that may inure to AIAL and AEIM as a result of their relationship with the Funds, such as the reputational benefit derived from serving as investment adviser or subadviser to the Funds.

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be charged the Funds were appropriate.

ECONOMIES OF SCALE

The Board noted that the contractual investment management fees for the Funds do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board observed that many of the Funds remained quite small in size, and that the collective assets of all of the Funds were only approximately $1.28 billion. The Board also observed that AIAL was subsidizing all of the Funds through fee waivers and expense reimbursements. In evaluating the Funds’ contractual investment management fees, the Board considered AIAL’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also AIAL’s continuing agreement to limit certain expenses of each Fund. The Board received and evaluated information concerning whether AIAL would realize economies of scale as the assets of individual Funds grow beyond current levels. The Board noted they intend to monitor each Fund’s asset growth in connection with future reviews of the

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30,2015 (Unaudited)

Funds’ Agreements to determine whether breakpoints may be appropriate at such time. In light of the Funds’ current sizes and expense structures, the Board concluded that breakpoints in the Funds’ contractual investment management fees were not warranted at this time.

* * *

The Board concluded that the fees to be paid to AIAL by each Fund, and the fees to be paid by AIAL to AEIM with respect to the Subadvised Funds, were appropriate in light of the services to be provided by AIAL and AEIM, respectively, the costs to AIAL of operating the Funds, and the Funds’ current and reasonably foreseeable asset levels, and determined that the Agreements should, therefore, be approved.

* * *

ASHMORE FUNDS

FOR MORE INFORMATION

As of April 30, 2015 (Unaudited)

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Markets Equity Fund,

Ashmore Emerging Markets Small-Cap Equity Fund

and Ashmore Emerging Markets Frontier Equity Fund

Ashmore Equities Investment Management (US) L.L.C.

1001 19th Street North, 15th Floor

Arlington, Virginia 22209

703-243-8800

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

Item 2. Code of Ethics.

Not applicable for this reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for this reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for this reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and

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procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable for this reporting period.

(a)(2)    Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)    Not applicable.

(b)        Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:    July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: July 2, 2015

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)

Date: July 2, 2015

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